                                                                   Exhibit 10.26


                           LOAN AND SECURITY AGREEMENT

                            DATED AS OF MARCH 9, 2001

                                      AMONG

                     THE FINANCIAL INSTITUTIONS NAMED HEREIN

                                   AS LENDERS,

                                  AMSOUTH BANK

                                    AS AGENT,

                              AMSOUTH CAPITAL CORP.

                            AS ADMINISTRATIVE AGENT,

                           SOUTHERN ENERGY HOMES, INC.

                                  AS A BORROWER

                                       AND

                        THE OTHER BORROWERS NAMED HEREIN


                                      -19-
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                                TABLE OF CONTENTS

                                                                                                                    Page
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
ARTICLE I - INTERPRETATION OF THIS AGREEMENT....................................................................

    Section 1.1       Definitions...............................................................................
    Section 1.2       Accounting Terms..........................................................................
    Section 1.3       Interpretive Provisions...................................................................

ARTICLE II - LOANS AND LETTERS OF CREDIT........................................................................

    Section 2.1       Total Facility............................................................................
    Section 2.2       Revolving Loans...........................................................................
    Section 2.3       Term Loans................................................................................
    Section 2.4       Letters of Credit.........................................................................

ARTICLE III - INTEREST AND FEES.................................................................................

    Section 3.1       Interest..................................................................................
    Section 3.2       Conversion and Continuation Elections.....................................................
    Section 3.3       Maximum Interest Rate.....................................................................
    Section 3.4       Closing and Other Fees....................................................................
    Section 3.5       Unused Line Fee...........................................................................
    Section 3.6       Letter of Credit Fee......................................................................

ARTICLE IV - PAYMENTS AND PREPAYMENTS...........................................................................

    Section 4.1       Revolving Loans...........................................................................
    Section 4.2       Termination of Facility...................................................................
    Section 4.3       Scheduled Term Loan Repayment.............................................................
    Section 4.4       Voluntary Prepayments of the Term Loans...................................................
    Section 4.5       Mandatory Prepayments of the Term Loans...................................................
    Section 4.6       Payments by Borrowers.....................................................................
    Section 4.7       Payments as Revolving Loans...............................................................
    Section 4.8       Apportionment, Application and Reversal of Payments.......................................
    Section 4.9       Indemnity for Returned Payments...........................................................
    Section 4.10      Agent's and Lenders' Books and Records; Monthly Statements................................

ARTICLE V - TAXES, YIELD PROTECTION AND ILLEGALITY..............................................................

    Section 5.1       Taxes.....................................................................................
    Section 5.2       Illegality................................................................................
    Section 5.3       Increased Costs and Reduction of Return...................................................
    Section 5.4       Funding Losses............................................................................
    Section 5.5       Inability to Determine Rates..............................................................

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
    Section 5.6       Certificates of Lenders...................................................................
    Section 5.7       Survival..................................................................................

ARTICLE VI - COLLATERAL.........................................................................................

    Section 6.1       Grant of Security Interest................................................................
    Section 6.2       Perfection and Protection of Security Interest............................................
    Section 6.3       Location of Collateral....................................................................
    Section 6.4       Title to, Liens on, and Sale and Use of Collateral........................................
    Section 6.5       Appraisals and Business Evaluations and Valuations........................................
    Section 6.6       Access and Examination; Confidentiality...................................................
    Section 6.7       Collateral Reporting......................................................................
    Section 6.8       Accounts..................................................................................
    Section 6.9       Collection of Accounts; Payments..........................................................
    Section 6.10      Inventory; Perpetual Inventory............................................................
    Section 6.11      Equipment.................................................................................
    Section 6.12      Documents, Instruments, and Chattel Paper.................................................
    Section 6.13      Right to Cure.............................................................................
    Section 6.14      Power of Attorney.........................................................................
    Section 6.15      Agent's and Lenders' Rights, Duties and Liabilities.......................................

ARTICLE VII - BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES.................................................

    Section 7.1       Books and Records.........................................................................
    Section 7.2       Financial Information.....................................................................
    Section 7.3       Notices to Lenders........................................................................

ARTICLE VIII - GENERAL WARRANTIES AND REPRESENTATIONS...........................................................

    Section 8.1       Authorization, Validity, and Enforceability of this Agreement and the Other Loan
                      Documents.................................................................................
    Section 8.2       Validity and Priority of Security Interest................................................
    Section 8.3       Organization and Qualification............................................................
    Section 8.4       Name; Prior Transactions..................................................................
    Section 8.5       Subsidiaries and Affiliates...............................................................
    Section 8.6       Financial Statements and Projections......................................................
    Section 8.7       Capitalization............................................................................
    Section 8.8       Solvency..................................................................................
    Section 8.9       Debt......................................................................................
    Section 8.10      Distributions.............................................................................
    Section 8.11      Title to Property.........................................................................
    Section 8.12      Real Estate; Leases.......................................................................
    Section 8.13      Proprietary Rights........................................................................
    Section 8.14      Trade Names...............................................................................
    Section 8.15      Litigation................................................................................

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
    Section 8.16      Restrictive Agreements....................................................................
    Section 8.17      Labor Disputes............................................................................
    Section 8.18      Environmental Laws........................................................................
    Section 8.19      No Violation of Law.......................................................................
    Section 8.20      No Default................................................................................
    Section 8.21      ERISA Compliance..........................................................................
    Section 8.22      Tax Filings...............................................................................
    Section 8.23      Regulated Entities........................................................................
    Section 8.24      Use of Proceeds; Margin Regulations.......................................................
    Section 8.25      Copyrights, Patents, Trademarks and Licenses, etc.........................................
    Section 8.26      No Material Adverse Effect................................................................
    Section 8.27      Full Disclosure...........................................................................
    Section 8.28      Material Agreements.......................................................................
    Section 8.29      Bank Accounts.............................................................................
    Section 8.30      Governmental Authorization................................................................

ARTICLE IX - AFFIRMATIVE AND NEGATIVE COVENANTS.................................................................

    Section 9.1       Taxes and Other Obligations...............................................................
    Section 9.2       Existence and Good Standing...............................................................
    Section 9.3       Compliance with Law and Agreements; Maintenance of Licenses...............................
    Section 9.4       Maintenance of Property...................................................................
    Section 9.5       Insurance.................................................................................
    Section 9.6       Condemnation..............................................................................
    Section 9.7       Environmental Laws........................................................................
    Section 9.8       Compliance with ERISA.....................................................................
    Section 9.9       Mergers, Consolidations or Sales..........................................................
    Section 9.10      Distributions; Capital Change; Restricted Investments.....................................
    Section 9.11      Guaranties................................................................................
    Section 9.12      Debt......................................................................................
    Section 9.13      Prepayment................................................................................
    Section 9.14      Transactions with Affiliates..............................................................
    Section 9.15      Investment Banking and Finder's Fees......................................................
    Section 9.16      Negative Pledge...........................................................................
    Section 9.17      Business Conducted........................................................................
    Section 9.18      Liens.....................................................................................
    Section 9.19      Sale and Leaseback Transactions...........................................................
    Section 9.20      New Subsidiaries..........................................................................
    Section 9.21      Fiscal Year...............................................................................
    Section 9.22      Capital Expenditures......................................................................
    Section 9.23      Operating Lease Obligations...............................................................
    Section 9.24      Minimum Quarterly EBITDA..................................................................
    Section 9.25      Interest Coverage Ratio...................................................................
    Section 9.26      Minimum Availability......................................................................

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
    Section 9.27      Use of Proceeds...........................................................................
    Section 9.28      Amendments................................................................................
    Section 9.29      Further Assurances........................................................................

ARTICLE X - CONDITIONS OF LENDING...............................................................................

    Section 10.1      Conditions Precedent to Making of Loans on the Closing Date...............................
    Section 10.2      Conditions Precedent to Each Loan.........................................................

ARTICLE XI - DEFAULT; REMEDIES..................................................................................

    Section 11.1      Events of Default.........................................................................
    Section 11.2      Remedies..................................................................................

ARTICLE XII - TERM AND TERMINATION..............................................................................

    Section 12.1      Term and Termination......................................................................

ARTICLE XIII - AMENDMENTS; WAIVER; ASSIGNMENTS; SUCCESSORS......................................................

    Section 13.1      No Waivers; Cumulative Remedies...........................................................
    Section 13.2      Amendments and Waivers....................................................................
    Section 13.3      Assignments...............................................................................

ARTICLE XIV - AGENT.............................................................................................

    Section 14.1      Appointment and Authorization.............................................................
    Section 14.2      Delegation of Duties......................................................................
    Section 14.3      Liability of Agent........................................................................
    Section 14.4      Reliance by Agent.........................................................................
    Section 14.5      Notice of Default.........................................................................
    Section 14.6      Credit Decision...........................................................................
    Section 14.7      Indemnification...........................................................................
    Section 14.8      Agent in Individual Capacity..............................................................
    Section 14.9      Successor Agent...........................................................................
    Section 14.10     Withholding Tax...........................................................................
    Section 14.11     Collateral Matters........................................................................
    Section 14.12     Restrictions on Actions by Lenders; Sharing of Payments...................................
    Section 14.13     Agency for Perfection.....................................................................
    Section 14.14     Payments by Agent to Lenders..............................................................
    Section 14.15     Concerning the Collateral and the Related Loan Documents..................................
    Section 14.16     Field Audit and Examination Reports; Disclaimer by Lenders................................
    Section 14.17     Relation Among Lenders....................................................................
    Section 14.18     Administrative Agent......................................................................

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
ARTICLE XV - MISCELLANEOUS......................................................................................

    Section 15.1      Cumulative Remedies; No Prior Recourse to Collateral......................................
    Section 15.2      Severability..............................................................................
    Section 15.3      Governing Law; Choice of Forum; Service of Process........................................
    Section 15.4      WAIVER OF JURY TRIAL......................................................................
    Section 15.5      Survival of Representations and Warranties................................................
    Section 15.6      Other Security and Guaranties.............................................................
    Section 15.7      Fees and Expenses.........................................................................
    Section 15.8      Notices...................................................................................
    Section 15.9      Waiver of Notices.........................................................................
    Section 15.10     Binding Effect............................................................................
    Section 15.11     Indemnity of Agent and Lenders by Borrowers...............................................
    Section 15.12     Limitation of Liability...................................................................
    Section 15.13     Final Agreement...........................................................................
    Section 15.14     Counterparts..............................................................................
    Section 15.15     Captions..................................................................................
    Section 15.16     Right of Setoff...........................................................................
    Section 15.17     Joint and Several Liability...............................................................
    Section 15.18     Release...................................................................................
    Section 15.19     Covenant Not to Sue.......................................................................

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                             EXHIBITS AND SCHEDULES


EXHIBIT A      -         FORM OF TERM NOTE

EXHIBIT B      -         FORM OF BORROWING BASE CERTIFICATE

EXHIBIT C      -         FINANCIAL STATEMENTS

EXHIBIT D      -         FORM OF NOTICE OF BORROWING

EXHIBIT E      -         FORM OF NOTICE OF CONVERSION/CONTINUATION

EXHIBIT F      -         FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

                            SCHEDULE 1 TO ASSIGNMENT AND ACCEPTANCE
                            AGREEMENT - Notice of Assignment and Acceptance Agreement


SCHEDULE 6.3           -      Locations of Collateral

SCHEDULE 8.4           -      Corporate Names; Prior Transactions

SCHEDULE 8.5           -      Subsidiaries and Affiliates

SCHEDULE 8.7           -      Parent Shareholders

SCHEDULE 8.9           -      Debt

SCHEDULE 8.12          -      Title to Property; Real Estate; Existing Leases

SCHEDULE 8.13          -      Proprietary Rights

SCHEDULE 8.14          -      Trade Names

SCHEDULE 8.15          -      Litigation

SCHEDULE 8.17          -      Labor Disputes

SCHEDULE 8.18          -      Environmental Laws

SCHEDULE 8.21          -      ERISA Compliance

SCHEDULE 8.28          -      Material Agreements

SCHEDULE 8.29          -      Bank Accounts

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SCHEDULE 9.19          -      Existing Liens

                                      -vii-
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                           LOAN AND SECURITY AGREEMENT


         Loan and Security Agreement, dated as of March 9 2001, among the financial institutions listed on the signature pages hereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as "Lenders"), AmSouth Bank, an Alabama banking corporation ("ASB") with an office at 1900 5th Avenue North, Birmingham, Alabama 35203, as agent for Lenders, AmSouth Capital Corp., an Alabama corporation, ("ACC") with an office at 350 Park Avenue, 20th Floor, New York, New York 10022, as administrative agent for Lenders, Southern Energy Homes, Inc., a Delaware corporation ("SEHI") and the Subsidiaries of SEHI listed on the signatures pages hereto (together with SEHI, each a "Borrower" and collectively, "Borrowers").


                               W I T N E S S E T H

         WHEREAS, Borrowers have requested Lenders to make available a revolving line of credit for loans and letters of credit and to make term loans in an amount not to exceed $40,000,000 in the aggregate and which revolving line of credit, term loans and letters of credit shall be used to refinance certain outstanding debt and for working capital needs and general business purposes of Borrowers; and

         WHEREAS, Lenders have agreed to make available to Borrowers a revolving credit facility and term loans upon the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, Lenders, Agent and Borrowers hereby agree as follows.


INTERPRETATION OF THIS AGREEMENT

DEFINITIONS.

         "ACC" has the meaning specified in the introductory paragraph hereof.

         "Accounts" means all of each Borrower's now owned or hereafter acquired or arising accounts, and any other rights to payment for the sale or lease of goods or rendition of services (including those evidenced by instruments or chattel paper), whether or not they have been earned by performance.

         "Account Debtor" means each Person obligated in any way on or in connection with an Account.

         "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or which owns, directly or indirectly, five percent (5%) or more of the outstanding equity interest of such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

         "Administrative Agent" means ACC, in its capacity as administrative agent for Lenders, and any successor administrative agent.

         "Agent" means ASB, in its capacity as agent for Lenders, and any successor agent.

         "Agent Advances" has the meaning specified in Section 2.2(i).

         "Agent-Related Persons" means Agent and any successor agent, together with their respective Affiliates (including, without limitation, ACC, individually and in its capacity as Administrative Agent), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "Agent's Liens" means the Liens granted to Agent, for the benefit of Agent and Lenders, pursuant to this Agreement and the other Loan Documents.

         "Aggregate Fixed Asset Availability" means the sum of the Fixed Asset Availability of each Borrower.

         "Agreement" means this Loan and Security Agreement.

         "Anniversary Date" means each anniversary of the Closing Date.

         "Applicable Letter of Credit Margin" means, at any time, two and one-half percent (2.50%) plus the Applicable Margin in effect for Base Rate Loans at such time.

         "Applicable Margin" and "Applicable Unused Line Fee" means (A) prior to the first Margin Adjustment Period beginning after the Closing Date (i) in the case of the Applicable Unused Line Fee, one-half of one percent (0.50%), and
(ii) in the case of Loans, one percent (1.00%), and (B) during each Margin Adjustment Period beginning after the Closing Date, the percentage per annum set forth below opposite the respective Level indicated to have been achieved for the related Margin Adjustment Test Period (as shown on the respective officer's certificate delivered pursuant to Section 7.2(e), in accordance with the Interest Coverage Ratio for the applicable Margin Adjustment Test Period):

                                              APPLICABLE UNUSED          LIBOR
   LEVEL        INTEREST COVERAGE RATIO            LINE FEE            RATE LOANS       BASE RATE LOANS
     1      Greater than 2.25:1                    0.3875%               2.75%               0.50%

     2      Greater than or equal to                0.50%                3.25%               1.00%
            1.00:1 but less than or equal
            to 2.25:1

     3      Less than 1.00:1                        0.50%                 None               1.50%

; provided, however, that (x) Level 3 pricing shall also apply at any time when any Event of Default (including the failure to deliver financial statements pursuant to Section 7.2(a) or (c) or any of the Collateral reports pursuant to
Section 6.7) is in existence, and (y) the Applicable Margin for any LIBOR Rate Loans that are outstanding when Level 3 becomes applicable shall be three and three-quarters percent (3.75%).

         "Assignee" has the meaning specified in Section 13.3(a).

         "Assignment and Acceptance" has the meaning specified in Section
13.3(a).

         "Attorney Costs" means and includes all reasonable fees, expenses and disbursements of any law firm or other external counsel engaged by Agent.

         "Availability" means, with respect to any Borrower, at any time:

         (a) the lesser of (i) the Maximum Revolver Amount minus the Other Borrowers' Usage and (ii) the sum of:

                  (A) (1) up to eighty-five percent (85%) of the Net Amount of such Borrower's Eligible Wholesale Accounts and (2) (I) up to eighty-five percent (85%) of the Net Amount of such Borrower's Eligible Retail Contracts In Transit for which ninety (90) days or less has elapsed since the sale of the related home and (II) up to the lesser of
         (x) eighty-five percent (85%) of the Net Amount of such Borrower's Eligible Retail Contracts In Transit for which more than ninety (90) days, but not more than one hundred eighty (180) days have elapsed since the sale of the related home and (y) $2,000,000 minus Other Borrowers' Over 90-Day Retail Contract In Transit Availability (provided, if the Dilution Percentage exceeds five percent (5%), Agent may reduce such advance rate for all Eligible Retail Contracts In Transit described in clauses (I) and (II) above by five (5) percentage points for each percentage point (or partial percentage point) of such excess), plus

                  (B) the lesser of (1) up to sixty percent (60%) of the Net Amount of such Borrower's Eligible Installment Contract Accounts and
         (2) the Installment Contract Sublimit minus Other Borrowers' Installment Contract Availability, plus

                  (C) the lesser of (1) one hundred percent (100%) of the OLV of such Borrower's Eligible Retail Inventory, (2) the sum of (x) up to seventy-five percent (75%) minus the Inventory Adjustment Percentage of the value (determined at the lower of cost or market and net of any balance sheet reserves) of such Borrower's Eligible Retail Inventory that has aged up to and including twelve (12) months plus (y) up to fifty percent (50%) minus the Inventory Adjustment Percentage of the value (determined at the lower of cost or market and net of any balance sheet reserves) of such Borrower's Eligible Retail Inventory that has aged thirteen (13) through twenty-one (21) months plus (z) the lesser of (I) twenty-five percent (25%) minus the Inventory Adjustment Percentage of the value (determined at the lower of cost or market and net of balance sheet reserves) of any such Borrower's Eligible Retail Inventory that has aged over twenty-one (21) months and (II) $400,000 minus Other Borrowers' Over 21-Month Retail Inventory Availability, and
         (3) $10,000,000 minus Other Borrowers' Retail Inventory Availability, plus

                  (D) up to seventy-five percent (75%) of such Borrower's Eligible Manufacturing Finished Goods valued at cost, plus

                  (E) the lesser of (1) up to twenty-five percent (25%) minus the Inventory Adjustment Percentage of such Borrower's Eligible Used Inventory valued at cost and (2) $250,000 minus Other Borrowers' Used Inventory Availability, plus

                  (F) up to fifty percent (50%) of such Borrower's Eligible Manufacturing Raw Materials valued at cost; plus

                  (G) the lesser of (1) the sum of (x) fifty-five percent (55%) minus the Inventory Adjustment Percentage of such Borrower's Eligible Repurchased Inventory that was repurchased within sixty (60) days of such time plus (y) the lesser of (I) forty-five percent (45%) minus the Inventory Adjustment Percentage of such Borrower's Eligible Repurchased Inventory that was repurchased more than sixty (60) days but not more than one hundred twenty (120) days before such time and (II) $500,000 minus Other Borrowers' 60-Day to 120-Day Repurchased Inventory Availability, and (2) $5,000,000 minus Other Borrowers' Repurchased Inventory Availability, plus

                  (H) the lesser of (1) the sum of (w) up to sixty-five percent (65%) of the OLV of such Borrower's Eligible Equipment, (x) up to sixty-five percent (65%) of the FMV of such Borrower's Eligible Real Estate, (y) up to fifty percent (50%) of the OLV of such Borrower's Eligible Vehicles and Airplanes and (z) the lesser of (I) one hundred percent of the book value of such Borrower's Eligible Real Estate Held For Sale and (II) $1,000,000 minus Other Borrowers' Real Estate Held For Sale Availability and (2) the Fixed Asset Sublimit for such Borrower, plus

                  (I) at the discretion of Agent, up to eighty percent (80%) of the amount of any United States federal income tax refund that is owing to such Borrower and in which Agent has a perfected security interest and for which no more than one hundred eighty (180) days have elapsed since the filing of the applicable return, minus

         (b) the sum of (i) the unpaid balance of Revolving Loans and Term Loans made to such Borrower, (ii) the aggregate undrawn amount of all outstanding Letters of Credit issued for the account of such Borrower, (iii) the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit issued for the account of such Borrower, (iv) reserves for accrued interest, (v) the Sales Tax Reserve for such Borrower, and (vi) all other reserves which Agent deems necessary in the exercise of its credit judgment to maintain with respect to such Borrower's account, including, without limitation, reserves for any amounts which Agent or any Lender may need to pay in the future for the account of such Borrower in order to realize on the Collateral.

         "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C.Section 101 et seq.).

         "Base Rate" means, for any day, the rate of interest in effect for such day as publicly announced from time to time by ASB, as its "prime rate" (the "prime rate" being a rate set by ASB based upon various factors including ASB's costs and desired return, general economic conditions and other ASB factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate). Any change in the prime rate announced by ASB shall take effect at the opening of business on the day specified in the public announcement of such change. Each Interest Rate based upon the Base Rate shall be adjusted simultaneously with any change in the Base Rate.

         "Base Rate Loans" means any Loans or portion thereof that bears interest based on the Base Rate.

         "Borrower" and "Borrowers" has the meaning set forth in the introductory paragraph hereof.

         "Borrowing" means a borrowing hereunder consisting of Revolving Loans or Term Loans made on the same day by Lenders to a Borrower (or by ASB in the case of a Borrowing funded by Swing Loans) or by Agent in the case of a Borrowing consisting of an Agent Advance.

         "Borrowing Base Certificate" means a certificate by a Responsible Officer of each Borrower, substantially in the form of Exhibit B (or another form acceptable to Agent) delivered pursuant to Section 6.7 setting forth the calculation of the Availability of each Borrower, including a calculation of each component thereof and Loans against such Collateral, all in such detail as shall be satisfactory to Agent. All calculations of Availability in connection with the preparation of any Borrowing Base Certificate shall originally be made by Borrowers and certified to Agent; provided, that Agent shall have the right to review and adjust, in the exercise of its credit judgment, any such calculation
(1) to reflect its estimate of declines in value of any of the Collateral described therein, and (2) to the extent that such calculation is not in accordance with this Agreement.

         "Business Day" means (a) any day that is not a Saturday, Sunday, or a day on which banks in Birmingham, Alabama or New York, New York, are required or permitted to be closed, and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBOR Rate or LIBOR Rate Loans, any day that is a Business Day pursuant to clause (a) above and that is also a day on which trading is carried on by and between banks in the London interbank market.

         "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

         "Capital Expenditures" means all payments due (whether or not paid) in respect of the cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, which has a useful life of more than one (1) year, including, without limitation, those costs arising in connection with the direct or indirect acquisition of such asset by way of increased product or service charges or offset items or in connection with a Capital Lease.

         "Capital Lease" means any lease of property by any Borrower or any of its Subsidiaries which, in accordance with GAAP, is or should be reflected as a capital lease on the balance sheet of such Person.

         "Change of Control" means the occurrence of any of the following events:

         (a) any Person or group of Persons (within the meaning of Section 13 or 14 of the Exchange Act shall acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than forty percent (40%) of the outstanding securities (on a fully diluted basis and taking into account any securities or contract rights exercisable, exchangeable or convertible into equity securities) of SEHI having voting rights in the election of directors under normal circumstances; or

         (b) the composition of the Board of Directors of SEHI changes such that a majority of the members of the Board of Directors are not Continuing Directors; or

         (c) SEHI shall fail at any time to be the record and Beneficial Owner of one hundred percent (100%) of the outstanding equity interests of each other Borrower or any Subsidiary thereof in existence on the Closing Date or shall cease to have the right or ability by voting power, contract or otherwise, to elect or designate for election a majority of the Board of Directors of any other Borrower or any Subsidiary thereof in existence on the Closing Date.

For purposes of this definition of "Change of Control", and the definitions used within this definition (and only for such purposes), the following terms shall have the following meanings:

         'Beneficial Owner', and terms having similar import, shall mean any direct or indirect 'beneficial owner', as such term is defined in Rules 13d-3 and 13d-5 under the Exchange Act.

         'Board of Directors' means, with respect to any Person, such Person's Board of Directors or any committee thereof duly authorized to act on behalf of such Board of Directors.

         'Continuing Director' means, as of any date of determination, any member of the Board of Directors of SEHI who was (i) a member of such Board of Directors on the Closing Date, or (ii) was nominated for election or elected to such Board of Directors with the affirmative vote of a majority of the directors who were either members of such Board of Directors on the Closing Date or whose nomination or election was previously so approved.

         "Closing Date" means the date of this Agreement.

         "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time, and Treasury Regulations promulgated thereunder.

         "Collateral" has the meaning specified in Section 6.1.

         "Combined Availability" means, at any time, the sum of the Availability of each Borrower, including the subtraction of the Availability for any Borrower whose Availability is a negative number.

         "Commitments" means the sum of a Lender's Revolving Commitment and Term Loan Commitment.

         "Credit Support" has the meaning specified in Section 2.4(a).

         "Contaminant" means any material regulated or controlled under Environmental Laws as a waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls ("PCBs"), or any constituent of any such substance or waste.

         "Debt" means all liabilities, obligations and indebtedness of each Borrower or any of their respective Subsidiaries to any Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, and including, without in any way limiting the generality of the foregoing: (i) the liabilities and obligations of each Borrower or any of their respective Subsidiaries to trade creditors; (ii) all Obligations; (iii) all obligations and liabilities of any Person secured by any Lien on the property of any Borrower or any of their respective Subsidiaries, even though such Borrower or such Subsidiary shall not have assumed or become liable for the payment thereof; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of such Borrower or such Subsidiary, as the case may be, prepared in accordance with GAAP; (iv) all obligations or liabilities created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by each Borrower or any of their respective Subsidiaries, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; provided, however, that all such obligations and liabilities which are limited to recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of such Borrower or such Subsidiary, as the case may be, prepared in accordance with GAAP; (v) all accrued pension fund and other employee benefit plan obligations and liabilities; (vi) all obligations and liabilities under Guaranties; and (vii) deferred taxes.

         "Debt For Borrowed Money" means all liabilities, obligations and indebtedness of each Borrower or any of their respective Subsidiaries to any Person for borrowed money or as evidenced by notes, bonds, debentures or similar instruments or for the deferred and unpaid purchase price of any property or business or any services (other than trade accounts payables incurred in the ordinary course of business and constituting current liabilities), all obligations of each Borrower or any of their respective Subsidiaries under or with respect to any letters of credit or guarantees or credit support therefor, all obligations of each Borrower or any of their respective Subsidiaries under any interest rate protection or other hedging agreement or under any similar type of agreement and all obligations of each Borrower or any of their respective Subsidiaries under Capital Leases, in each instance, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, and including in any event and without in any way limiting the generality of the foregoing: (i) all Obligations; (ii) all obligations and liabilities of any Person secured by any Lien on property of any Borrower or any of their respective Subsidiaries, even though such Borrower or any such Subsidiary shall not have assumed or become liable for the payment thereof; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt For Borrowed Money only to the extent of the book value of such property as would be shown on the face of a balance sheet of such Borrower or such Subsidiary, as the case may be, prepared in accordance with GAAP; (iii) all obligations or liabilities created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by such Borrower or any of its Subsidiaries, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt For Borrowed Money only to the extent of the book value of such property as would be shown on the face of a balance sheet of such Borrower or such Subsidiary, as the case may be, prepared in accordance with GAAP; and (iv) all obligations and liabilities under Guaranties.

         "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

         "Defaulting Lender" has the meaning specified in Section 2.2(g).

         "Default Rate" means a fluctuating per annum interest rate at all times equal to the sum of (a) the Interest Rate that would otherwise be applicable under Level 3 of definition of Applicable Margin plus (b) two percent (2%). Except as provided in the last sentence of this defined term, the Default Rate for those Obligations which do not have an otherwise applicable Interest Rate shall be deemed to be two percent (2%) in excess of the non-default Interest Rate then in effect for Base Rate Loans. Each Default Rate shall be adjusted simultaneously with any change in the applicable Interest Rate. In addition, with respect to Letters of Credit, the Default Rate shall mean an increase in the Letter of Credit Fee by two percentage points .

         "Dilution Percentage" means, for any Borrower, the gross amount of all returns, allowances, discounts, credits, write-offs and similar items relating to such Borrower's Accounts arising from the sale of retail Inventory computed as a percentage of such Borrower's gross sales of retail Inventory, calculated on a cumulative monthly basis from the Closing Date until twelve (12) months following the Closing Date and then after or on a twelve (12) month rolling average.

         "Distribution" means, in respect of any Person: (a) the payment or making of any dividend or other distribution of property in respect of equity interests (or any options or warrants for such interests) of such Person, other than distributions in equity interests (or any options or warrants for such interests) of the same class; or (b) the redemption or other acquisition of any equity interests (or any options or warrants for such interests) of such Person.

         "Documentary Letter of Credit" means a Letter of Credit covering the importation of goods constituting Inventory.

         "DOL" means the United States Department of Labor or any successor department or agency.

         "Dollar" and "$" mean dollars in the lawful currency of the United States.

         "EBITDA" means, with respect to any applicable fiscal period of SEHI, SEHI's and its Subsidiaries' net income after provision for income taxes for such fiscal period, as determined in accordance with GAAP on a consolidated basis and reported on the Financial Statements for such period, excluding any and all of the following included in such net income: (a) gain or loss arising from the sale of any capital assets; (b) gain arising from any write-up in the book value of any asset; (c) earnings of any Person, substantially all the assets of which have been acquired by a Borrower or any Subsidiary in any manner, to the extent realized by such other Person prior to the date of acquisition; (d) earnings of any Person (other than a Subsidiary) in which a Borrower or any Subsidiary has an ownership interest unless (and only to the extent) such earnings shall actually have been received by a Borrower or any Subsidiary in the form of cash distributions; (e) gain arising from the acquisition of debt or equity securities of a Borrower or from cancellation or forgiveness of Debt; (f) gain or income arising from accretion of any negative goodwill; (g) gain arising from extraordinary items, as determined in accordance with GAAP, or from any other non-recurring transaction, and (h) the sum of the provisions for income tax, interest expense, depreciation and amortization expense, in each case, to the extent deducted in determining net income for such period.

         "Eligible Accounts" means all Accounts of a Borrower which Agent in the exercise of its discretion determines to be Eligible Accounts. Without limiting the discretion of Agent to establish other criteria of ineligibility, Eligible Accounts shall not, unless Agent in its sole discretion elects, include any
Account:

         (a) with respect to which any of the representations, warranties, covenants, and agreements contained in Section 6.8 are not or have ceased to be complete and correct or have been breached;

         (b) with respect to which, in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason;

         (c) as to which any one or more of the following events has occurred with respect to the Account Debtor on such Account: death or judicial declaration of incompetency of an Account Debtor who is an individual; the filing by or against the Account Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the Account Debtor for the benefit of creditors; the appointment of a receiver or trustee for the Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a "custodian," as defined in the Bankruptcy Code; the institution by or against the Account Debtor of any other type of insolvency proceeding (under the bankruptcy laws of the United States or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern;

         (d) if fifty percent (50%) or more of the aggregate Dollar amount of outstanding Accounts owed at such time by the Account Debtor thereon is classified as ineligible because of the length of time that has elapsed since such Accounts were billed and/or since the due date of such Accounts;

         (e) owed by an Account Debtor which: (i) does not maintain its chief executive office in the United States; or (ii) is not organized under the laws of the United States or any state thereof; or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof; except to the extent that such Account is secured or payable by a letter of credit satisfactory to Agent in its discretion in which Agent has a first priority perfected security interest;

         (f) owed by an Account Debtor which is an Affiliate or employee of a Borrower;

         (g) except as provided in subsection (j) below, as to which either the perfection, enforceability, or validity of Agent's Lien in such Account, or Agent's right or ability to obtain direct payment to Agent of the proceeds of such Account, is governed by any federal, state, or local statutory requirements other than those of the UCC;

         (h) which is owed by an Account Debtor to which a Borrower is indebted in any way, or which is subject to any right of setoff or recoupment by the Account Debtor, unless the Account Debtor has entered into an agreement acceptable to Agent to waive setoff rights; or if the Account Debtor thereon has disputed liability or made any claim with respect to any other Account due from such Account Debtor; but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;

         (i) which is owed by the government of the United States of America, or any department, agency, public corporation, or other instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C.
Section 3727 et seq.), and any other steps necessary to perfect AgeNt's Lien therein, have been complied with to Agent's satisfaction with respect to such Account;

         (j) which is owed by any state, municipality, or other political subdivision of the United States of America, or any department, agency, public corporation, or other instrumentality thereof and as to which Agent determines that its Lien therein is not or cannot be perfected;

         (k) which represents a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis (other than in the ordinary course of business of such Borrower as conducted on the Closing Date);

         (l) which, except with respect to Eligible Installment Contract Accounts, is evidenced by a promissory note or other instrument or by chattel paper;

         (m) if Agent believes that the prospect of collection of such Account is impaired or that the Account may not be paid by reason of the Account Debtor's financial inability to pay;

         (n) with respect to which the Account Debtor is located in any state requiring the filing of a Notice of Business Activities Report or similar report in order to permit such Borrower to seek judicial enforcement in such State of payment of such Account, unless such Borrower has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year; or

         (o) which arises out of a sale not made in the ordinary course of such Borrower's business;

         (p) (i) except as may otherwise occur in the ordinary course of such Borrower's business as conducted on the Closing Date, as to which the goods giving rise to such Account have not been shipped and delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by such Borrower, and, if applicable, accepted by the Account Debtor, or (ii) the Account Debtor revokes its acceptance of such goods or services;

         (q) arises out of a contract or order which, by its terms, forbids, restricts or makes void or unenforceable the granting of a Lien by such Borrower to Agent with respect to such Account; or

         (r) which is not subject to a first priority and perfected security interest in favor of Agent for the benefit of Lenders.

If any Account at any time ceases to be an Eligible Account by reason of any of the foregoing exclusions or any failure to meet any other eligibility criteria established by Agent then such Account shall promptly be excluded from the calculation of Eligible Accounts.

         "Eligible Equipment" means Equipment owned by a Borrower on the Closing Date (other than Eligible Vehicles and Airplanes) in which Agent has a first priority perfected security interest and that is not subject to any other Lien and which Agent, in its sole discretion, deems to be eligible for borrowing purposes.

         "Eligible Installment Contract Accounts" means an Eligible Account existing on the Closing Date that arises from the sale of a manufactured home by a Borrower to an end user where a Borrower is financing the purchase of the home by the end user and for which no payment by the end user is unpaid more than sixty (60) days past the original due date for such payment determined without giving effect to any re-aging of past due or missed payments.

         "Eligible Inventory" means Inventory that constitutes raw materials and first quality finished goods and that, unless Agent in its reasonable discretion elects: (a) is not, in Agent's opinion, obsolete, or unmerchantable; (b) is located at premises owned by a

Borrower or on premises otherwise reasonably acceptable to Agent, provided, however, that Inventory located on premises leased to a Borrower shall not be Eligible Inventory unless (i) a Borrower shall have delivered to Agent a written waiver, duly executed on behalf of the appropriate landlord and in form and substance acceptable to Agent, of all Liens which the landlord for such premises may be entitled to assert against such Inventory or (ii) the Agent shall have elected in its discretion to establish a reserve against Availability in an amount determined by Agent in its discretion; provided, that Agent will only establish such a reserve with respect to premises located in jurisdictions where applicable law provides the landlord may have a Lien on personal property because of the failure of a lessee to pay rent and the amount of any such reserve will not exceed three (3) months rent (including all monthly payments due under the lease) plus any amounts that are due but unpaid under the lease;
(c) upon which Agent for the benefit of Lenders has a first priority perfected security interest; (d) is not work-in-process, spare parts, packaging and shipping materials, supplies, bill-and-hold Inventory, tooling Inventory, returned or defective Inventory, or Inventory delivered to a Borrower on consignment; and (e) Agent deems eligible for borrowing purposes based on such collateral and credit criteria as Agent may from time to time establish. If any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded from the calculation of Eligible Inventory.

         "Eligible Manufacturing Finished Goods" means Eligible Inventory consisting of finished manufactured homes that have not yet been shipped to a customer or retail location of a Borrower and which are not used.

         "Eligible Manufacturing Raw Materials" means Eligible Inventory consisting of raw materials used by a Borrower in the manufacturing of manufactured homes.

         "Eligible Real Estate" means Real Estate (other than Eligible Real Estate Held For Sale) owned by a Borrower on the Closing Date that Agent, in its sole discretion, deems to be eligible for borrowing purposes.

         "Eligible Real Estate Held For Sale" means the real estate owned by Southern Energy Homes Retail Corp. on the Closing Date in Galatin County, Tennessee that is held for sale which Agent, in its sole discretion, deems to be eligible for borrowing purposes.

         "Eligible Repurchased Inventory" means Eligible Inventory consisting of manufactured homes repurchased from retail dealers at the request of such retail dealers' floor plan financier.

         "Eligible Retail Contracts In Transit" means an Eligible Account that arises from the sale of a manufactured home by a Borrower to an end user where such Borrower has shipped the house, such Borrower has received a down payment equal to at least five percent (5%) of the sale price, a financing contract acceptable to Agent is in place, and such Eligible Account is not unpaid more than one hundred eighty (180) days from the sale of the home.

         "Eligible Retail Inventory" means Eligible Inventory consisting of manufactured homes located at a retail location operated by Borrowers that are not used.

         "Eligible Used Inventory" means finished manufactured homes that have been used by a customer that are in immediately saleable condition and that were not repurchased from a retail dealer at the request of such retail dealers floor plan financier.

         "Eligible Vehicles and Airplanes" means motor vehicles and aircraft owned by a Borrower on the Closing Date in which Agent has a first priority perfected security interest and that is not subject to any other Lien and which Agent in its sole discretion deems to be eligible for borrowing purposes.

         "Eligible Wholesale Account" means an Eligible Account that arises from the sale of a manufactured home by a Borrower to an independent retail dealer that is not unpaid (a) more than sixty (60) days past the original due date, or
(b) more than ninety (90) days past the original invoice date.

         "Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

         "Environmental Laws" means all federal, state or local laws, statutes, common law requirements or duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to environmental, health, safety and land use matters.

         "Environmental Lien" means a Lien in favor of any Governmental Authority for (a) any liability under any Environmental Laws, or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

         "Equipment" means all of each Borrower's now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, and office equipment, as well as all of such types of property leased by each Borrower and all of such Borrower's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with any Borrower or any of its Subsidiaries within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Borrower, any of their respective Subsidiaries or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Borrower, any of their respective Subsidiaries or any ERISA Affiliate from a Multi-employer Plan or notification that a Multi-employer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multi-employer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multi-employer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Borrower, any of their respective Subsidiaries or any ERISA Affiliate.

         "Event of Default" has the meaning specified in Section 11.1.

         "Excess Cash Flow" for any Fiscal Year of Borrowers means EBITDA for such Fiscal Year minus the sum of (i) consolidated interest expense of Borrowers and their Subsidiaries paid in cash during such Fiscal Year, (ii) taxes of Borrowers and their Subsidiaries paid in cash during such Fiscal Year, (iii) Capital Expenditures of Borrowers and their Subsidiaries during such Fiscal Year, (iv) payments of dividends on the stock of SEHI to the extent permitted by this Agreement and paid in cash during such Fiscal Year, (v) reductions of the Fixed Asset Sublimit during such year and (vi) if Borrowers' Interest Coverage Ratio for such Fiscal Year is greater than 2.50 to 1.00, the increase (if any) in Borrowers' working capital (meaning receivables plus inventory minus payables) as of the end of such Fiscal Year over the previous Fiscal Year end, but only to the extent Agent determines such increase is revenue driven (i.e., not the result of longer receivable and/or inventory turnovers).

         "Exchange Act" means the Securities and Exchange Act of 1934, and regulations promulgated thereunder.

         "FDIC" means the Federal Deposit Insurance Corporation, and any Governmental Authority succeeding to any of its principal functions.

         "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by Agent.

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "Fee Letter" has the meaning specified in Section 3.4.

         "Financial Statements" means, according to the context in which it is used, the financial statements referred to in Section 8.6 or any other financial statements required to be given to Agent or Lenders pursuant to this Agreement.

         "Fiscal Year" means SEHI's fiscal year for financial accounting purposes.

         "Fixed Asset Availability" means, for any Borrower, the Availability generated for such Borrower pursuant to clause (H) of the definition of Availability.

         "Fixed Asset Sublimit" means (a) $8,500,000 for SEHI, (b) $750,000 for AL/TEX Homes, Inc., (c) $750,000 for Southern Energy Homes Retail Corp., and (d) $0 for all other Borrowers, as such amounts are reduced (i) by $500,000 on the last day of each fiscal quarter of SEHI commencing with the fiscal quarter ending nearest June 30, 2001, and (ii) concurrently with the delivery to Agent of SEHI's audited Financial Statements for each Fiscal Year beginning with the Fiscal Year ending nearest December 31, 2001, by fifty percent (50%) of Excess Cash Flow for such Fiscal Year, with such reductions being applied to the Fixed Asset Sublimits of Borrowers on a ratable basis in accordance with the amount of each Borrower's Fixed Asset Sublimit.

         "Fixed Assets" means Equipment and Real Estate of Borrowers and their Subsidiaries.

         "FMV" means, with respect to any Real Estate, the fair market value of such Real Estate as set forth in an appraisal, in form and substance satisfactory to Agent, delivered to Agent prior to the Closing Date, or if the appraisal most recently delivered pursuant to Section 6.5 shows a lesser fair market value, the fair market value set forth in such appraisal.

         "Funding Date" means the date on which a Borrowing occurs.

         "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the Closing Date.

         "General Intangibles" means all of each Borrower's now owned or hereafter acquired general intangibles, payment intangibles, choses in action and causes of action and all other intangible personal property of each Borrower of every kind and nature (other than Accounts), including, without limitation, all contract rights, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to any Borrower in connection with the termination of any Plan or other employee benefit plan or any rights thereto and any other amounts payable to any Borrower from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which any Borrower is beneficiary, and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Borrower.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Guaranty" means, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligations of any other Person (the "guaranteed obligations"), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including, without limitation, any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease property or to purchase any debt or equity securities or other property or services.

         "Installment Contract Sublimit" means $5,000,000 minus fifty percent (50%) of Excess Cash Flow for any Fiscal Year to the extent the same has not been used to reduce the Fixed Asset Sublimit because the Fixed Asset Sublimit has been reduced to zero (-0-). Any such reduction shall be effective concurrently with the delivery to Agent of SEHI's audited Financial Statements for such Fiscal Year.

         "Intercompany Accounts" means all assets and liabilities, however arising, which are due to a Borrower from, which are due from a Borrower to, or which otherwise arise from any transaction by a Borrower with, any Affiliate.

         "Interest Coverage Ratio" means, for any period, the ratio of (a) EBITDA for such period over (b) interest expense of Borrowers and their Subsidiaries during such period.

         "Interest Period" means, as to any LIBOR Rate Loan, the period commencing on the Funding Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as a LIBOR Rate Loan, and ending on the date one, two, or three (3) months thereafter as selected by a Borrower in its Notice of Borrowing or Notice of Conversion/Continuation; provided, that:

         (a) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

         (b) any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

         (c) no Interest Period shall extend beyond the Stated Termination Date.

         "Interest Rate" means each or any of the interest rates, including the Default Rate, set forth in Section 3.1.

         "Inventory" means all of each Borrower's now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, other materials and supplies of any kind, nature or description which are or might be consumed in any Borrower's business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise and such other personal property, and all documents of title or other documents representing them.

         "Inventory Adjustment Percentage" means, at any time, for any Borrower, the percentage, if any, which such Borrower's Loss Percentage on the disposition of repurchased manufactured homes resold or written off in the three (3) month period then most recently ended exceeds twenty-five percent (25%).

         "Investment Property" means all of each Borrower's now owned and hereafter acquired (a) securities, whether certificated or uncertificated, (b) security entitlements, (c) securities accounts, (d) commodity contracts, and (e) commodity accounts.

         "IRS" means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

         "Latest Projections" means (a) on the Closing Date and thereafter until Agent receives new projections pursuant to Section 7.2(f), the annual projections of Borrowers' financial condition, results of operations, and cash flow, all on a consolidated and consolidating basis, for the period commencing on December 30, 2000 and the quarterly projections for the Fiscal Year ending December 28, 2001, and (b) thereafter, the annual projections most recently delivered pursuant to Section 7.2(f).

         "Lender" and "Lenders" have the meanings specified in the introductory paragraph hereof and shall include Agent to the extent of any Agent Advance outstanding and ASB to the extent of any Swing Loan outstanding; provided, that no such Agent Advance or Swing Loan shall be taken into account in determining any Lender's Pro Rata Share.

         "Letter of Credit" means a letter of credit (including a Documentary Letter of Credit and a Standby Letter of Credit) issued or caused to be issued for the account of a Borrower pursuant to Section 2.4.

         "Letter of Credit Fee" has the meaning specified in Section 3.6.

         "LIBOR Interest Payment Date" means, with respect to a LIBOR Rate Loan, the last day of each Interest Period applicable to such Loan.

         "LIBOR Rate" means, for any Interest Period, with respect to LIBOR Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/1000th of 1.0%) determined by Agent as follows:

                         LIBOR Rate =                    LIBOR
                                          ------------------------------------
                                          1.00 - Eurodollar Reserve Percentage

where,

         "Eurodollar Reserve Percentage" means for any day for any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

         "LIBOR" means the rate of interest determined by Agent by reference to the Knight-Ridder Money Center reporting service or other comparable financial information reporting service at the time employed by Agent as of 10:00 a.m. (Birmingham, Alabama time) two (2) Business Days prior to the commencement of the Interest Period, of the cost of funds available to Agent from the purchase on the London interbank market of funds in the form of time deposits in Dollars in the approximate amount of the Loan that is to bear interest at the LIBOR Rate, having a maturity comparable to the Interest Period during which the LIBOR Rate is to be in effect, it being expressly understood that Agent may not actually purchase any such time deposits and obtain such funds.

         "LIBOR Rate Loans" means a Loan during any period in which it bears interest based on the LIBOR Rate.

         "Lien" means: (a) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including without limitation, a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; and (b) to the extent not included under clause (a), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property.

         "Loan Account" means the loan account of a Borrower, which account shall be maintained by Agent.

         "Loan Documents" means this Agreement, the Term Notes, the Fee Letter, the Mortgages, the Subsidiary Guaranty, the Subsidiary Pledge and any other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing or otherwise relating to the Obligations, the Collateral, or any other aspect of the transactions contemplated by this Agreement.

         "Loans" means, collectively, all loans and advances provided for in
Article 2.

         "Loan Party" means each of the following: each Borrower, each of their respective Subsidiaries and any other Person (besides Agent and Lenders) that at any time executes and delivers a Loan Document.

         "Loss Percentage" shall mean for any period a percentage equal to one
(1) minus the amount obtained by dividing (a) the re-sale price (if any) received for manufactured homes repurchased from a retail dealer at the request of such dealer's floor plan financier during such period, by (b) the sum of (i) all costs associated with the repurchase, storage and resale of such homes (including set-up, delivery and installation), plus (ii) the amount paid by the applicable Borrower to repurchase such homes.

         "Majority Lenders" means at any time (i) while the Commitments are in effect, Lenders whose Commitments aggregate more than sixty-six and two-thirds percent (66 2/3%) of the Commitments of all Lenders, and (ii) if no Commitments shall then be in effect, Lenders who hold more than sixty-six and two-thirds percent (66 2/3%) of the aggregate principal amount of the Loans then outstanding.

         "Margin Adjustment Period" means each period which shall commence the first day of the month following the date of delivery, pursuant to Section 7.2(a), of the

Financial Statements for SEHI's Fiscal Year ending nearest December 31, 2001 and the first day of the month following the date of delivery, pursuant to Section 7.2(c), of SEHI's Financial Statements for each fiscal quarter thereafter and which Margin Adjustment Period shall end at the beginning of the next Margin Adjustment Period.

         "Margin Adjustment Test Period" means, with respect to each Margin Adjustment Period, the four fiscal quarters for which Financial Statements were last delivered or required to be delivered pursuant to Section 7.2(a) or Section 7.2(c) as the case may be.

         "Margin Stock" means "margin stock" as such term is defined in Regulation T, U or X of the Federal Reserve Board.

         "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of Borrowers and their Subsidiaries, taken as a whole, or the Collateral; (b) a material impairment of the ability of any Borrower or any other Loan Party to perform under any Loan Document and to avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Borrower or any other Loan Party of any Loan Document.

         "Maximum Revolver Amount" means (a) $40,000,000 (less the outstanding principal amount of the Term Loan) minus (b) one hundred percent (100%) of all net cash proceeds received by a Borrower since the Closing Date from (i) the issuance or incurrence of any Debt For Borrowed Money other than the Debt incurred under this Agreement, and (ii) the issuance of equity interests or capital contributions (other than capital contributions received by a Borrower (other than SEHI) from SEHI.

         "Mortgages" means: (a) each mortgage or deed of trust dated the date hereof between a Borrower (or any other Loan Party) and Agent and delivered to Agent; and (b) all other all real property mortgages, leasehold mortgages, assignments of leases, mortgage deeds, deeds of trust, deeds to secure debt, security agreements, and other similar instruments at any time entered into which provide Agent a lien, for the benefit of Agent and Lenders, on or other interest in any portion of the Premises or the Real Estate or which relate to any such Lien or interest.

         "Multi-employer Plan" means a "multi-employer plan" as defined in
Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by any Borrower, any Subsidiaries of a Borrower or any ERISA Affiliate.

         "Net Amount" means, with respect to any Eligible Accounts at any time, the gross amount of such Eligible Accounts less sales, excise or similar taxes, and less returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed.

         "Non-Fixed Asset Availability" means, for any Borrower, the Availability generated for such Borrower pursuant to the definition of Availability, except that generated pursuant to clause (H) of such definition.

         "Notice of Borrowing" has the meaning specified in Section 2.2(b).

         "Notice of Conversion/Continuation" has the meaning specified in
Section 3.2(b).

         "Obligations" means all present and future loans, advances, liabilities, obligations, covenants, duties, and debts owing by each Borrower to Agent and/or any Lender, arising under or pursuant to this Agreement or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment from others), absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including, without limitation, all principal, interest, charges, expenses, fees, attorneys' fees, filing fees and any other sums chargeable to any Borrower hereunder or under any of the other Loan Documents. "Obligations" includes, without limitation, all debts, liabilities, and obligations now or hereafter owing from each Borrower to Agent and/or any Lender or any Affiliate of Agent or any Lender under or in connection with the Letters of Credit.

         "OLV" means, with respect to any Equipment or Eligible Retail Inventory, the orderly liquidation value of such Equipment or Eligible Retail Inventory, as the case may be, as set forth in an appraisal, in form and substance satisfactory to Agent, delivered to Agent prior to the Closing Date, or if the appraisal most recently delivered pursuant to Section 6.5 shows a lesser orderly liquidation value, the orderly liquidation value set forth in such appraisal.

         "Other Borrowers' 60-Day to 120-Day Repurchased Inventory Availability" means, with respect to any Borrower, at any time, the amount that the other Borrowers elect to include in calculating the Availability of all other Borrowers pursuant to clause (a)(ii)(G)(1)(y) of the definition of "Availability".

         "Other Borrowers' Over 21-Month Retail Inventory Availability" means, with respect to any Borrower, at any time, the amount that the other Borrowers elect to include in calculating the Availability of all other Borrowers pursuant to clause (a)(ii)(C)(2)(z) of the definition of "Availability".

         "Other Borrowers' Over 90-Day Retail Contract In Transit Availability" means, with respect to any Borrower, at any time, the amount that the other Borrowers elect to include in calculating the Availability of all other Borrowers pursuant to clause (a)(ii)(A)(2)(y) of the definition of "Availability".

         "Other Borrowers' Installment Contract Availability" means, with respect to any Borrower at any time, the amount that the other Borrowers elect to include in calculating the Availability of all other Borrowers pursuant to clause (a)(ii)(B) of the definition of "Availability".

         "Other Borrowers' Real Estate Held For Sale Availability" means, with respect to any Borrower, at any time, the amount that the other Borrowers elect to include in calculating the Availability of all other Borrowers pursuant to clause (a)(ii)(H)(1)(z) of the definition of "Availability".

         "Other Borrowers' Repurchased Inventory Availability" means, with respect to any Borrower, at any time, the amount that the other Borrowers elect to include in calculating the Availability of all other Borrowers pursuant to clause (a)(ii)(G) of the definition of "Availability".

         "Other Borrowers' Retail Inventory Availability" means, with respect to any Borrower, at any time, the amount that the other Borrowers elect to include in calculating the Availability of all other Borrowers pursuant to clause
(a)(ii)(C)(3) of the definition of "Availability".

         "Other Borrowers' Usage" means, with respect to any Borrower at any time, (a) an amount equal to the sum of the unpaid balance of the Revolving Loans and Term Loans borrowed by the other Borrowers at such time, (b) the aggregate undrawn amount of all outstanding Letters of Credit issued for the account of the other Borrowers, (c) the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit issued for the account of the other Borrowers, (d) reserves for accrued interest on the Loans made to the other Borrowers, (e) the Sales Tax Reserve for all other Borrowers, and (f) all other reserves which Agent deems necessary to maintain with respect to the other Borrowers', including, without limitation, reserves for any amounts which Agent or any Lender may need to pay in the future for the account of the other Borrowers in order to realize on the Collateral.

         "Other Borrowers' Used Inventory Availability" means, with respect to any Borrower, at any time, the amount that the other Borrowers elect to include in calculating the Availability of all other Borrowers pursuant to clause
(a)(ii)(E) of the definition of "Availability".

         "Other Taxes" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

         "Payment Account" means each blocked bank account established pursuant to Section 6.9, to which the funds of any Borrower (including, without limitation, proceeds of Accounts and other Collateral) are deposited or credited, and which is maintained in the name of Agent or such Borrower, as Agent may determine, on terms acceptable to Agent.

         "PBGC" means the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to the functions thereof.

         "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which a Borrower sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multiple-employer Plan has made contributions at any time during the immediately preceding five (5) plan years.

         "Permitted Distributions" means Distributions to SEHI by its Subsidiaries.

         "Permitted Liens" means:

         (a) Liens for taxes not delinquent or statutory Liens for taxes in an amount not to exceed $300,000 in the aggregate; provided, that the payment of such taxes which are due and payable is being contested in good faith and by appropriate proceedings diligently pursued and as to which adequate financial reserves have been established on the applicable Borrower's or the applicable Subsidiary's, as the case may be, books and records and a stay of enforcement of any such Lien is in effect.

         (b) Agent's Liens;

         (c) deposits under worker's compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than liens arising under ERISA or Environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business;

         (d) Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, provided, that if any such Lien arises from the nonpayment of such claims or demand when due, such claims or demands do not exceed $50,000 in the aggregate;

         (e) Reservations, exceptions, encroachments, easements, rights of way, covenants running with the land, and other similar title exceptions or encumbrances affecting any Real Estate; provided, that they do not in the aggregate materially detract from the value of the Real Estate or materially interfere with its use in the ordinary conduct of the applicable Borrower's or the applicable Subsidiary's, as the case may be, business;

         (f) Judgment and other similar Liens arising in connection with court proceedings to the extent the attachment or enforcement of such Liens would not result in an Event of Default hereunder;

         (g) Liens on Fixed Assets existing on the Closing Date which are set forth in Schedule 9.19; provided, that such Liens shall secure only those obligations which they secure on the Closing Date; or

         (h) minor irregularities in title to real property which are listed in a title insurance policy delivered to and accepted by Agent which do not secure payments of money and do not materially impair any property which is subject to a Mortgage.

         "Permitted Rentals" has the meaning specified in Section 9.23.

         "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, limited liability company, or any other entity.

         "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which any Borrower or any of their Subsidiaries sponsors or maintains or to which any Borrower or any of their Subsidiaries makes, is making, or is obligated to make contributions and includes any Pension Plan.

         "Premises" means the land identified by addresses on Schedule 8.12, together with all buildings, improvements, and fixtures thereon and all tenements, hereditaments, and appurtenances belonging or in any way appertaining thereto, and which constitutes all of the real property in which any Borrower has any interests on the Closing Date.

         "Pro Rata Share" means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Revolving Commitment and the denominator of which is the sum of the amounts of all of Lenders' Revolving Commitments, or if no Revolving Commitments are outstanding, a fraction (expressed as a percentage), the numerator of which is the amount of Obligations owed to such Lender and the denominator of which is the aggregate amount of the Obligations owed to Lenders.

         "Proprietary Rights" means all of each Borrower's now owned and hereafter arising or acquired: licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing, including, without limitation, those patents, trademarks, service marks, trade names and copyrights set forth on Schedule 8.13 hereto, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

         "Real Estate" means all of the present and future interests of each Borrower or any of their respective Subsidiaries, as owner, lessee, or otherwise, in the Premises, or any other land, buildings, improvements or other real property including, without limitation, any interest arising from an option to purchase or lease the Premises or any such other land, buildings, improvements or other real property, or any portion thereof.

         "Release" means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the indoor or outdoor environment or into or out of any Real Estate or other property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or Real Estate or other property.

         "Rentals" has the meaning specified in Section 9.23.

         "Reportable Event" means, any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

         "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

         "Responsible Officer" means, with respect to any Borrower, the chief executive officer or the president of such Borrower, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants and the preparation of the Borrowing Base Certificate, the chief financial officer or the treasurer of such Borrower, or any other officer having substantially the same authority and responsibility.

         "Restricted Investment" means any acquisition of property by any Borrower or any Subsidiary of a Borrower in exchange for cash or other property, whether in the form of an acquisition of stock, other equity interests, debt, or other indebtedness or obligation, or the purchase or acquisition of any other property, or a loan, advance, capital contribution, or subscription, except loans and advances between Borrowers and acquisitions of the following: (a) equipment and Real Estate to be used in the business of such Borrower or such Subsidiary of a Borrower so long as the acquisition costs thereof constitute Capital Expenditures permitted hereunder and such acquisition is otherwise permitted hereunder; (b) Inventory in the ordinary course of business; (c) current assets arising from the sale or lease of goods or the rendition of services in the ordinary course of business of such Borrower or any Subsidiary of a Borrower; (d) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided, that such obligations mature within one (1) year from the date of acquisition thereof; (e) certificates of deposit maturing within one (1) year from the date of acquisition, bankers' acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States or any state thereof having capital and surplus aggregating at least $100,000,000; and (f) commercial paper given a rating of "A2" or better by Standard & Poor's Corporation or "P2" or better by Moody's Investors Service, Inc. and maturing not more than ninety
(90) days from the date of creation thereof.

         "Revolving Commitment" means, with respect to each Lender, the amount set forth opposite such Lender's name on the signature pages hereto next to the line entitled "Revolving Commitment," or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 13.3, as such commitment may be adjusted from time to time in accordance with the provisions of Section 13.3.

         "Revolving Loans" has the meaning specified in Section 2.2 and includes each Agent Advance and Swing Loan.

         "Sales Tax Reserve" means, on any day for any Borrower, two percent (2%) of such Borrower's retail sales made within forty-five (45) days of such day.

         "Settlement" and "Settlement Date" have the meanings specified in
Section 2.2(j)(i).

         "Solvent" means when used with respect to any Person that at the time of determination:

         (a) the assets of such Person, at a fair valuation, are in excess of the total amount of its debts (including, without limitation, contingent liabilities); and

         (b) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured; and

         (c) is then able and expects to be able to pay its debts (including, without limitation, contingent debts and other commitments) as they mature; and

         (d) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Standby Letter of Credit" means all Letters of Credit other than Documentary Letters of Credit.

         "Stated Termination Date" means March 9, 2004.

         "Subsidiary" of a Person means any corporation, association, partnership, joint venture, limited liability company or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of a Borrower.

         "Subsidiary Guaranty" means the Guaranty, dated as of the Closing Date, by Southern Energy Homes of North Carolina, Inc., Southern Energy Homes of Pennsylvania, Inc. and BR Agency, Inc., of the Obligations.

         "Subsidiary Pledge" means the Pledge Agreement, dated as of the Closing Date, made by SEHI in favor of Agent.

         "Swing Loan" and "Swing Loans" have the meanings specified in Section 2.2(h).

         "Taxes" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's income or profits by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or Agent, as the case may be, is organized or maintains a lending office.

         "Term Loan Commitment" means, with respect to each Lender, the amount set forth opposite such Lender's name on the signature pages hereto next to the line entitled "Term Loan Commitment" or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 13.3, as such commitment may be adjusted from time to time in accordance with the provisions of Section 13.3.

         "Term Loan" has the meaning provided in Section 2.3(a).

         "Term Note" has the meaning provided in Section 2.3(b).

         "Termination Date" means the earliest to occur of (i) the Stated Termination Date, (ii) the date the Total Facility is terminated either by Borrowers pursuant to Section 4.2 or by the Majority Lenders pursuant to Section 11.2, and (iii) the date this Agreement is otherwise terminated for any reason whatsoever.

         "Total Facility" has the meaning specified in Section 2.1.

         "UCC" means the Uniform Commercial Code (or any successor statute) of the State of New York, as in effect from time to time, or of any other state the laws of which are required by Section 9-103 thereof to be applied in connection with the issue of perfection of security interests.

         "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         "Unused Letter of Credit Subfacility" means an amount equal to $1,000,000 minus the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.


ACCOUNTING TERMS.

         Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements.

INTERPRETIVE PROVISIONS.

THE MEANINGS OF DEFINED TERMS ARE EQUALLY APPLICABLE TO THE SINGULAR AND PLURAL FORMS OF THE DEFINED TERMS.

THE WORDS "HEREOF," "HEREIN," "HEREUNDER" AND SIMILAR WORDS REFER TO THIS AGREEMENT AS A WHOLE AND NOT TO ANY PARTICULAR PROVISION OF THIS AGREEMENT; AND SUBSECTION, SECTION, SCHEDULE AND EXHIBIT REFERENCES ARE TO THIS AGREEMENT UNLESS OTHERWISE SPECIFIED.

THE TERM "DOCUMENTS" INCLUDES ANY AND ALL INSTRUMENTS, DOCUMENTS, AGREEMENTS, CERTIFICATES, INDENTURES, NOTICES AND OTHER WRITINGS, HOWEVER EVIDENCED.

THE TERM "INCLUDING" IS NOT LIMITING AND MEANS "INCLUDING WITHOUT LIMITATION."

IN THE COMPUTATION OF PERIODS OF TIME FROM A SPECIFIED DATE TO A LATER SPECIFIED DATE, THE WORD "FROM" MEANS "FROM AND INCLUDING," THE WORDS "TO" AND "UNTIL" EACH MEAN "TO BUT EXCLUDING" AND THE WORD "THROUGH" MEANS "TO AND INCLUDING."

UNLESS OTHERWISE EXPRESSLY PROVIDED HEREIN, (i) REFERENCES TO AGREEMENTS (INCLUDING THIS AGREEMENT) AND OTHER CONTRACTUAL INSTRUMENTS SHALL BE DEEMED TO INCLUDE ALL SUBSEQUENT AMENDMENTS AND OTHER MODIFICATIONS THERETO, BUT ONLY TO THE EXTENT SUCH AMENDMENTS AND OTHER MODIFICATIONS ARE NOT PROHIBITED BY THE TERMS OF ANY LOAN DOCUMENT, AND (ii) REFERENCES TO ANY STATUTE OR REGULATION ARE TO BE CONSTRUED AS INCLUDING ALL STATUTORY AND REGULATORY PROVISIONS CONSOLIDATING, AMENDING, REPLACING, SUPPLEMENTING OR INTERPRETING THE STATUTE OR REGULATION.

THE CAPTIONS AND HEADINGS OF THIS AGREEMENT ARE FOR CONVENIENCE OF REFERENCE ONLY AND SHALL NOT AFFECT THE INTERPRETATION OF THIS AGREEMENT.

THIS AGREEMENT AND OTHER LOAN DOCUMENTS MAY USE SEVERAL DIFFERENT LIMITATIONS, TESTS OR MEASUREMENTS TO REGULATE THE SAME OR SIMILAR MATTERS. ALL SUCH LIMITATIONS, TESTS AND MEASUREMENTS ARE CUMULATIVE AND SHALL EACH BE PERFORMED IN ACCORDANCE WITH THEIR TERMS.

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE THE RESULT OF NEGOTIATIONS AMONG AND HAVE BEEN REVIEWED BY COUNSEL TO AGENT, BORROWERS AND THE OTHER PARTIES, AND ARE THE PRODUCTS OF ALL PARTIES. ACCORDINGLY, THEY SHALL NOT BE CONSTRUED AGAINST LENDERS OR AGENT MERELY BECAUSE OF AGENT'S OR LENDERS' INVOLVEMENT IN THEIR PREPARATION.



LOANS AND LETTERS OF CREDIT

TOTAL FACILITY.

         Subject to all of the terms and conditions of this Agreement, Lenders severally agree to make available a total credit facility of up to $40,000,000 (the "Total Facility") for

Borrowers' use from time to time during the term of this Agreement. The Total Facility shall be comprised of: (a) a revolving line of credit consisting of revolving loans and letters of credit up to the Maximum Revolver Amount, as described in Sections 2.2 and 2.4; and (b) the Term Loans described in Section 2.3.


REVOLVING LOANS.

AMOUNTS. SUBJECT TO THE SATISFACTION OF THE CONDITIONS PRECEDENT SET FORTH IN
ARTICLE 10, EACH LENDER SEVERALLY AGREES, UPON A BORROWER'S REQUEST FROM TIME TO TIME ON ANY BUSINESS DAY DURING THE PERIOD FROM THE CLOSING DATE TO THE TERMINATION DATE, TO MAKE REVOLVING LOANS (THE "REVOLVING LOANS") TO SUCH BORROWER, IN AMOUNTS NOT TO EXCEED (EXCEPT FOR ASB WITH RESPECT TO SWING LOANS OR AGENT ADVANCES) THE LESSER OF SUCH LENDER'S REVOLVING COMMITMENT AND SUCH LENDER'S PRO RATA SHARE OF SUCH BORROWER'S AVAILABILITY. LENDERS, HOWEVER, IN THEIR DISCRETION, MAY ELECT TO MAKE REVOLVING LOANS OR PARTICIPATE (AS PROVIDED FOR IN SECTION 2.4(f)) IN THE CREDIT SUPPORT OR ENHANCEMENT PROVIDED THROUGH AGENT TO THE ISSUERS OF LETTERS OF CREDIT IN EXCESS OF THE AVAILABILITY OF A BORROWER ON ONE OR MORE OCCASIONS, BUT IF THEY DO SO, NEITHER AGENT NOR LENDERS SHALL BE DEEMED THEREBY TO HAVE CHANGED THE LIMITS OF THE MAXIMUM REVOLVER AMOUNT OR THE AVAILABILITY OF SUCH BORROWER OR TO BE OBLIGATED TO EXCEED SUCH LIMITS ON ANY OTHER OCCASION. IF A BORROWER'S AVAILABILITY IS ZERO (-0-) OR LESS, LENDERS SHALL NOT BE OBLIGATED TO MAKE REVOLVING LOANS TO SUCH BORROWER, SUBJECT TO AGENT'S AUTHORITY, IN ITS SOLE DISCRETION, TO MAKE AGENT ADVANCES PURSUANT TO THE TERMS OF SECTION 2.2(i) AND SUBJECT TO THE SETTLEMENT PROVISIONS OF SECTIONS 2.2(j) AND 2.4(e).

PROCEDURE FOR BORROWING. EACH BORROWING SHALL BE MADE UPON A BORROWER'S IRREVOCABLE WRITTEN NOTICE DELIVERED TO AGENT IN THE FORM OF EXHIBIT D (A "NOTICE OF BORROWING"), WHICH NOTICE MUST BE RECEIVED BY AGENT PRIOR TO 11:00 A.M. (NEW YORK CITY TIME) (i) THREE (3) BUSINESS DAYS PRIOR TO THE REQUESTED FUNDING DATE, IN THE CASE OF LIBOR RATE LOANS AND (ii) NO LATER THAN 11:00 A.M. ON THE REQUESTED FUNDING DATE, IN THE CASE OF BASE RATE LOANS, SPECIFYING:

THE APPLICABLE BORROWER AND THE AMOUNT OF THE BORROWING;

THE REQUESTED FUNDING DATE, WHICH SHALL BE A BUSINESS DAY;

WHETHER THE REVOLVING LOANS REQUESTED ARE TO BE BASE RATE LOANS OR LIBOR RATE LOANS; AND

THE DURATION OF THE INTEREST PERIOD IF THE REQUESTED REVOLVING LOANS ARE TO BE LIBOR RATE LOANS. IF THE NOTICE OF BORROWING FAILS TO SPECIFY THE DURATION OF THE INTEREST PERIOD FOR ANY BORROWING COMPRISED OF LIBOR RATE LOANS, SUCH INTEREST PERIOD SHALL BE THREE (3) MONTHS;

PROVIDED, HOWEVER, THAT WITH RESPECT TO BORROWINGS MADE PRIOR TO THE COMMENCEMENT OF THE FIRST MARGIN ADJUSTMENT PERIOD, SUCH BORROWINGS WILL CONSIST OF BASE RATE LOANS ONLY. After giving effect to any Borrowing, there may not be more than six (6) different Interest Periods in effect.

         With respect to any request for Base Rate Loans, in lieu of delivering the above-described Notice of Borrowing a Borrower may give Agent telephonic notice of such request by the required time, with such telephonic notice to be confirmed in writing within twenty-four (24) hours of the giving of such notice but Agent shall be entitled to rely on the telephonic notice in making such Revolving Loans.


RELIANCE UPON AUTHORITY. ON OR PRIOR TO THE CLOSING DATE AND THEREAFTER PRIOR TO ANY CHANGE WITH RESPECT TO ANY OF THE INFORMATION CONTAINED IN THE FOLLOWING CLAUSES (i) AND (ii), EACH BORROWER SHALL DELIVER TO AGENT A WRITING SETTING FORTH (i) THE ACCOUNT OF SUCH BORROWER TO WHICH AGENT IS AUTHORIZED TO TRANSFER THE PROCEEDS OF THE REVOLVING LOANS REQUESTED PURSUANT TO THIS SECTION 2.2, AND
(ii) THE NAMES OF THE OFFICERS AUTHORIZED TO REQUEST REVOLVING LOANS ON BEHALF OF SUCH BORROWER, AND SHALL PROVIDE AGENT WITH A SPECIMEN SIGNATURE OF EACH SUCH OFFICER. AGENT SHALL BE ENTITLED TO RELY CONCLUSIVELY ON SUCH OFFICER'S AUTHORITY TO REQUEST REVOLVING LOANS ON BEHALF OF SUCH BORROWER, THE PROCEEDS OF WHICH ARE TO BE TRANSFERRED TO ANY OF THE ACCOUNTS SPECIFIED BY SUCH BORROWER PURSUANT TO THE IMMEDIATELY PRECEDING SENTENCE, UNTIL AGENT RECEIVES WRITTEN NOTICE TO THE CONTRARY. AGENT SHALL HAVE NO DUTY TO VERIFY THE IDENTITY OF ANY INDIVIDUAL REPRESENTING HIM OR HERSELF AS ONE OF THE OFFICERS AUTHORIZED BY A BORROWER TO MAKE SUCH REQUESTS ON ITS BEHALF.

NO LIABILITY. AGENT SHALL NOT INCUR ANY LIABILITY TO ANY BORROWER AS A RESULT OF ACTING UPON ANY NOTICE REFERRED TO IN SECTIONS 2.2(b) AND (c), WHICH NOTICE AGENT BELIEVES IN GOOD FAITH TO HAVE BEEN GIVEN BY AN OFFICER DULY AUTHORIZED BY A BORROWER TO REQUEST REVOLVING LOANS ON ITS BEHALF OR FOR OTHERWISE ACTING IN GOOD FAITH UNDER THIS SECTION 2.2, AND THE CREDITING OF REVOLVING LOANS TO SUCH BORROWER'S DEPOSIT ACCOUNT, OR TRANSMITTAL TO SUCH PERSON AS SUCH BORROWER SHALL DIRECT, SHALL CONCLUSIVELY ESTABLISH THE OBLIGATION OF SUCH BORROWER TO REPAY SUCH REVOLVING LOANS AS PROVIDED HEREIN.

NOTICE IRREVOCABLE. ANY NOTICE OF BORROWING (OR TELEPHONIC NOTICE IN LIEU THEREOF) MADE PURSUANT TO SECTION 2.2(b) SHALL BE IRREVOCABLE AND THE APPLICABLE BORROWER SHALL BE BOUND TO BORROW THE FUNDS REQUESTED THEREIN IN ACCORDANCE THEREWITH.

AGENT'S ELECTION. PROMPTLY AFTER RECEIPT OF A NOTICE OF BORROWING (OR TELEPHONIC NOTICE IN LIEU THEREOF) PURSUANT TO SECTION 2.2(b), AGENT SHALL ELECT, IN ITS DISCRETION, (i) TO HAVE THE TERMS OF SECTION 2.2(g) APPLY TO SUCH REQUESTED BORROWING, OR (ii) TO REQUEST ASB TO MAKE AN SWING LOAN PURSUANT TO THE TERMS OF
SECTION 2.2(h) IN THE AMOUNT OF THE REQUESTED BORROWING; PROVIDED, HOWEVER, THAT IF ASB DECLINES IN ITS SOLE DISCRETION TO MAKE AN SWING LOAN PURSUANT TO SECTION 2.2(h), AGENT SHALL ELECT TO HAVE THE TERMS OF SECTION 2.2(g) APPLY TO SUCH REQUESTED BORROWING.

MAKING OF REVOLVING LOANS. IN THE EVENT THAT AGENT SHALL ELECT TO HAVE THE TERMS OF THIS SECTION 2.2(g) APPLY TO A REQUESTED BORROWING AS DESCRIBED IN SECTION 2.2(f), THEN PROMPTLY AFTER RECEIPT OF A NOTICE OF BORROWING OR TELEPHONIC NOTICE PURSUANT TO SECTION 2.2(b), AGENT SHALL NOTIFY LENDERS BY TELECOPY, TELEPHONE OR OTHER SIMILAR FORM OF TRANSMISSION, OF THE REQUESTED BORROWING. EACH LENDER SHALL MAKE THE AMOUNT OF SUCH LENDER'S PRO RATA SHARE OF THE REQUESTED BORROWING AVAILABLE TO AGENT IN SAME DAY FUNDS, TO SUCH ACCOUNT OF

AGENT AS AGENT MAY DESIGNATE, NOT LATER THAN 2:00 P.M., (NEW YORK CITY TIME) ON THE FUNDING DATE APPLICABLE THERETO. AFTER AGENT'S RECEIPT OF THE PROCEEDS OF SUCH REVOLVING LOANS, UPON SATISFACTION OF THE APPLICABLE CONDITIONS PRECEDENT SET FORTH IN ARTICLE 10, AGENT SHALL MAKE THE PROCEEDS OF SUCH REVOLVING LOANS AVAILABLE TO THE BORROWER THAT HAS REQUESTED THE BORROWING ON THE APPLICABLE FUNDING DATE BY TRANSFERRING SAME DAY FUNDS EQUAL TO THE PROCEEDS OF SUCH REVOLVING LOANS RECEIVED BY AGENT TO THE ACCOUNT OF SUCH BORROWER, DESIGNATED IN WRITING BY SUCH BORROWER AND ACCEPTABLE TO AGENT; PROVIDED, HOWEVER, THAT THE AMOUNT OF REVOLVING LOANS SO MADE TO ANY BORROWER ON ANY DATE SHALL IN NO EVENT EXCEED THE AVAILABILITY OF SUCH BORROWER ON SUCH DATE.

         Unless Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to Agent for the account of the applicable Borrower the amount of that Lender's Pro Rata Share of the Borrowing, Agent may assume that each Lender has made such amount available to Agent in immediately available funds on the Funding Date and Agent may (but shall not be so required), in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to Agent in immediately available funds and Agent in such circumstances has made available to the applicable Borrower such amount, that Lender shall on the Business Day following such Funding Date make such amount available to Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of Agent submitted to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is so made available, such payment to Agent shall constitute such Lender's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to Agent on the Business Day following the Funding Date, Agent will notify the applicable Borrower of such failure to fund and, upon demand by Agent, the applicable Borrower shall pay such amount to Agent for Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing. The failure of any Lender to make any Loan on any Funding Date (any such Lender, prior to the cure of such failure, being hereinafter referred to as a "Defaulting Lender") shall not relieve any other Lender of any obligation hereunder to make a Loan on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Funding Date.

                  Agent shall not be obligated to transfer to a Defaulting Lender any payments made by any Borrower to Agent for the Defaulting Lender's benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by Agent. Agent may hold and, in its discretion, re-lend to any Borrower the amount of all such payments received or retained by it for the account of such Defaulting Lender. Any amounts so re-lent to a Borrower shall bear interest at the rate applicable to Base Rate Loans and for all other purposes of this Agreement shall be treated as if they were Revolving Loans, provided, however, that for purposes of voting or consenting to matters with respect to the Loan Documents and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a "Lender" and each of such Lender's Commitment and the unpaid principal balance of the Term Loan owing to such Lender shall be deemed to be zero (-0-). Until a Defaulting Lender cures its failure to fund its Pro Rata Share of any Borrowing
(1) such Defaulting Lender shall not be entitled to any portion of the Applicable Unused Line Fee and (2) the Applicable Unused Line Fee shall accrue in favor of Lenders which have funded their respective Pro Rata Shares of such requested Borrowing, shall be allocated among such performing Lenders ratably based upon their relative Commitments, and shall be calculated based upon the average amount by which the aggregate Revolving Commitments of such performing Lenders exceeds the sum of outstanding Revolving Loans and the undrawn face amount of all outstanding Letters of Credit. This Section shall remain effective with respect to such Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement. The terms of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by any Borrower of its duties and obligations hereunder.


MAKING OF SWING LOANS. IN THE EVENT AGENT SHALL ELECT, WITH THE CONSENT OF ASB, TO HAVE THE TERMS OF THIS SECTION 2.2(h) APPLY TO A REQUESTED BORROWING AS DESCRIBED IN SECTION 2.2(f), ASB SHALL MAKE A REVOLVING LOAN IN THE AMOUNT OF SUCH BORROWING (ANY SUCH REVOLVING LOAN MADE SOLELY BY ASB PURSUANT TO THIS
SECTION 2.2(h) BEING REFERRED TO AS AN "SWING LOAN" AND SUCH REVOLVING LOANS BEING REFERRED TO COLLECTIVELY AS "SWING LOANS") AVAILABLE TO THE REQUESTING BORROWER ON THE FUNDING DATE APPLICABLE THERETO BY TRANSFERRING SAME DAY FUNDS TO AN ACCOUNT OF SUCH BORROWER, DESIGNATED BY SUCH BORROWER PURSUANT TO SECTION 2.2(c). EACH SWING LOAN IS A REVOLVING LOAN HEREUNDER AND SHALL BE SUBJECT TO ALL THE TERMS AND CONDITIONS APPLICABLE TO OTHER REVOLVING LOANS EXCEPT THAT ALL PAYMENTS THEREON SHALL BE PAYABLE TO ASB SOLELY FOR ITS OWN ACCOUNT. AGENT SHALL NOT REQUEST ASB TO MAKE ANY SWING LOAN IF (i) AGENT SHALL HAVE RECEIVED WRITTEN NOTICE FROM ANY LENDER, OR OTHERWISE HAS ACTUAL KNOWLEDGE, THAT ONE OR MORE OF THE APPLICABLE CONDITIONS PRECEDENT SET FORTH IN ARTICLE 10 WILL NOT BE SATISFIED ON THE REQUESTED FUNDING DATE FOR THE APPLICABLE BORROWING, OR (ii) AGENT HAS ACTUAL KNOWLEDGE THAT THE REQUESTED BORROWING WOULD EXCEED THE AVAILABILITY OF SUCH BORROWER ON SUCH FUNDING DATE OR (iii) GIVING EFFECT TO ANY SWING LOAN, THE AGGREGATE AMOUNT OF SWING LOANS WOULD EXCEED $5,000,000. ASB SHALL NOT OTHERWISE BE REQUIRED TO DETERMINE WHETHER THE APPLICABLE CONDITIONS PRECEDENT SET FORTH IN ARTICLE 10 HAVE BEEN SATISFIED OR THE REQUESTED BORROWING WOULD EXCEED THE REQUESTING BORROWER'S AVAILABILITY ON THE FUNDING DATE APPLICABLE THERETO PRIOR TO MAKING, IN ITS SOLE DISCRETION, ANY SWING LOAN.

         The Swing Loans shall be repayable on demand and secured by the Collateral, shall constitute Revolving Loans and Obligations hereunder, and shall bear interest as Base Rate Loans.


AGENT ADVANCES. SUBJECT TO THE LIMITATIONS SET FORTH IN THE PROVISOS CONTAINED IN THIS SECTION 2.2(i), AGENT IS HEREBY AUTHORIZED BY EACH BORROWER AND LENDERS, FROM TIME TO TIME IN AGENT'S SOLE DISCRETION, (1) AFTER THE OCCURRENCE OF A DEFAULT OR AN EVENT OF DEFAULT, OR (2) AT ANY TIME THAT ANY OF THE OTHER APPLICABLE CONDITIONS PRECEDENT SET FORTH IN ARTICLE 10 HAVE NOT BEEN SATISFIED, TO MAKE REVOLVING LOANS TO ANY BORROWER ON BEHALF OF

LENDERS WHICH AGENT DEEMS NECESSARY OR DESIRABLE (A) TO PRESERVE OR PROTECT THE COLLATERAL, OR ANY PORTION THEREOF, (B) TO ENHANCE THE LIKELIHOOD OF, OR MAXIMIZE THE AMOUNT OF, REPAYMENT OF THE LOANS AND OTHER OBLIGATIONS, OR (C) TO PAY ANY OTHER AMOUNT CHARGEABLE TO ANY BORROWER PURSUANT TO THE TERMS OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, COSTS, FEES AND EXPENSES AS DESCRIBED IN SECTION 15.7 (ANY OF THE ADVANCES DESCRIBED IN THIS SECTION 2.2(i) BEING HEREINAFTER REFERRED TO AS "AGENT ADVANCES"); PROVIDED, THAT THE MAJORITY LENDERS MAY AT ANY TIME REVOKE AGENT'S AUTHORIZATION CONTAINED IN THIS SECTION 2.2(i) TO MAKE AGENT ADVANCES, ANY SUCH REVOCATION TO BE IN WRITING AND TO BECOME EFFECTIVE PROSPECTIVELY UPON AGENT'S RECEIPT THEREOF; AND PROVIDED, FURTHER, THAT AGENT SHALL NOT MAKE AGENT ADVANCES FOR PURPOSES DESCRIBED IN CLAUSES (B) AND (C) ABOVE WHICH WOULD CAUSE THE REVOLVING LOANS AND LETTERS OF CREDIT OTHERWISE PERMITTED TO BE OUTSTANDING UNDER THIS AGREEMENT TO EXCEED THE COMBINED AVAILABILITY BY MORE THAN $1,500,000 OR TO EXCEED THE MAXIMUM REVOLVER AMOUNT. IF NOT DUE SOONER PURSUANT TO THE OTHER PROVISIONS OF THIS AGREEMENT, EACH AGENT ADVANCE SHALL BE DUE THIRTY (30) DAYS FROM THE DATE SUCH LOAN WAS FUNDED.

         Agent Advances shall be repayable on demand and secured by the Collateral, shall constitute Revolving Loans and Obligations hereunder, and shall bear interest as Base Rate Loans. Agent shall notify each Lender in writing of each such Agent Advance.


SETTLEMENT. IT IS AGREED THAT EACH LENDER'S FUNDED PORTION OF THE REVOLVING LOANS IS INTENDED BY LENDERS TO BE EQUAL AT ALL TIMES TO SUCH LENDER'S PRO RATA SHARE OF THE OUTSTANDING REVOLVING LOANS. NOTWITHSTANDING SUCH AGREEMENT, AGENT, ASB, AND LENDERS AGREE (WHICH AGREEMENT SHALL NOT BE FOR THE BENEFIT OF OR ENFORCEABLE BY ANY BORROWER) THAT IN ORDER TO FACILITATE THE ADMINISTRATION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, SETTLEMENT AMONG THEM AS TO THE REVOLVING LOANS, SWING LOANS AND AGENT ADVANCES SHALL TAKE PLACE ON A PERIODIC BASIS IN ACCORDANCE WITH THE FOLLOWING PROVISIONS:

AGENT SHALL REQUEST SETTLEMENT ("SETTLEMENT") WITH LENDERS ON A WEEKLY BASIS, OR ON A MORE FREQUENT BASIS IF SO DETERMINED BY AGENT, (1) ON BEHALF OF ASB, WITH RESPECT TO EACH OUTSTANDING SWING LOAN, (2) FOR ITSELF, WITH RESPECT TO EACH AGENT ADVANCE, AND (3) WITH RESPECT TO COLLECTIONS RECEIVED, IN EACH CASE, BY NOTIFYING LENDERS OF SUCH REQUESTED SETTLEMENT BY TELECOPY, TELEPHONE OR OTHER SIMILAR FORM OF TRANSMISSION, OF SUCH REQUESTED SETTLEMENT, NO LATER THAN 11:00 A.M. (NEW YORK CITY TIME) ON THE DATE OF SUCH REQUESTED SETTLEMENT (THE "SETTLEMENT DATE"). EACH LENDER (OTHER THAN ASB, IN THE CASE OF SWING LOANS) SHALL MAKE THE AMOUNT OF SUCH LENDER'S PRO RATA SHARE OF THE OUTSTANDING PRINCIPAL AMOUNT OF THE SWING LOANS AND AGENT ADVANCES WITH RESPECT TO WHICH SETTLEMENT IS REQUESTED AVAILABLE TO AGENT, FOR ITSELF OR FOR THE ACCOUNT OF ASB, IN SAME DAY FUNDS, TO SUCH ACCOUNT OF AGENT AS AGENT MAY DESIGNATE, NOT LATER THAN 2:00 P.M. (NEW YORK CITY TIME), ON THE SETTLEMENT DATE APPLICABLE THERETO, REGARDLESS OF WHETHER THE APPLICABLE CONDITIONS PRECEDENT SET FORTH IN
ARTICLE 10 HAVE THEN BEEN SATISFIED. SUCH AMOUNTS MADE AVAILABLE TO AGENT SHALL BE APPLIED AGAINST THE AMOUNTS OF THE APPLICABLE SWING LOAN OR AGENT ADVANCE AND, TOGETHER WITH THE PORTION OF SUCH SWING LOAN OR AGENT ADVANCE REPRESENTING ASB'S PRO RATA SHARE THEREOF, SHALL CONSTITUTE REVOLVING LOANS OF SUCH LENDERS. IF ANY SUCH AMOUNT IS NOT MADE AVAILABLE TO AGENT BY ANY LENDER ON THE SETTLEMENT DATE APPLICABLE THERETO, AGENT SHALL BE ENTITLED TO RECOVER SUCH AMOUNT ON DEMAND FROM SUCH LENDER TOGETHER WITH INTEREST THEREON AT THE

FEDERAL FUNDS RATE FOR THE FIRST THREE (3) DAYS FROM AND AFTER THE SETTLEMENT DATE AND THEREAFTER AT THE INTEREST RATE THEN APPLICABLE TO THE REVOLVING LOANS.

NOTWITHSTANDING THE FOREGOING, NOT MORE THAN ONE (1) BUSINESS DAY AFTER DEMAND IS MADE BY AGENT (WHETHER BEFORE OR AFTER THE OCCURRENCE OF A DEFAULT OR AN EVENT OF DEFAULT AND REGARDLESS OF WHETHER AGENT HAS REQUESTED A SETTLEMENT WITH RESPECT TO AN SWING LOAN OR AGENT ADVANCE), EACH OTHER LENDER SHALL IRREVOCABLY AND UNCONDITIONALLY PURCHASE AND RECEIVE FROM ASB OR AGENT, AS APPLICABLE, WITHOUT RECOURSE OR WARRANTY, AN UNDIVIDED INTEREST AND PARTICIPATION IN SUCH SWING LOAN OR AGENT ADVANCE TO THE EXTENT OF SUCH LENDER'S PRO RATA SHARE THEREOF BY PAYING TO AGENT, IN SAME DAY FUNDS, AN AMOUNT EQUAL TO SUCH LENDER'S PRO RATA SHARE OF SUCH SWING LOAN OR AGENT ADVANCE. IF SUCH AMOUNT IS NOT IN FACT MADE AVAILABLE TO AGENT BY ANY LENDER, AGENT SHALL BE ENTITLED TO RECOVER SUCH AMOUNT ON DEMAND FROM SUCH LENDER TOGETHER WITH INTEREST THEREON AT THE FEDERAL FUNDS RATE FOR THE FIRST THREE (3) DAYS FROM AND AFTER SUCH DEMAND AND THEREAFTER AT THE INTEREST RATE THEN APPLICABLE TO THE REVOLVING LOANS.

FROM AND AFTER THE DATE, IF ANY, ON WHICH ANY LENDER PURCHASES AN UNDIVIDED INTEREST AND PARTICIPATION IN ANY SWING LOAN OR AGENT ADVANCE PURSUANT TO SUBSECTION (ii) ABOVE, AGENT SHALL PROMPTLY DISTRIBUTE TO SUCH LENDER AT SUCH ADDRESS AS SUCH LENDER MAY REQUEST IN WRITING, SUCH LENDER'S PRO RATA SHARE OF ALL PAYMENTS OF PRINCIPAL AND INTEREST AND ALL PROCEEDS OF COLLATERAL RECEIVED BY AGENT IN RESPECT OF SUCH SWING LOAN OR AGENT ADVANCE.

BETWEEN SETTLEMENT DATES, AGENT, TO THE EXTENT NO AGENT ADVANCES OR SWING LOANS ARE OUTSTANDING, MAY PAY OVER TO ASB ANY PAYMENTS RECEIVED BY AGENT, WHICH IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT WOULD BE APPLIED TO THE REDUCTION OF THE REVOLVING LOANS, FOR APPLICATION TO ASB'S OTHER OUTSTANDING REVOLVING LOANS. IF, AS OF ANY SETTLEMENT DATE, COLLECTIONS RECEIVED SINCE THE THEN IMMEDIATELY PRECEDING SETTLEMENT DATE HAVE BEEN APPLIED TO ASB'S OTHER OUTSTANDING REVOLVING LOANS OTHER THAN TO SWING LOANS OR AGENT ADVANCES, AS PROVIDED FOR IN THE PREVIOUS SENTENCE, ASB SHALL PAY TO AGENT FOR THE ACCOUNTS OF LENDERS, TO BE APPLIED TO THE OUTSTANDING REVOLVING LOANS OF SUCH LENDERS, AN AMOUNT SUCH THAT EACH LENDER SHALL, UPON RECEIPT OF SUCH AMOUNT, HAVE, AS OF SUCH SETTLEMENT DATE, ITS PRO RATA SHARE OF THE REVOLVING LOANS. DURING THE PERIOD BETWEEN SETTLEMENT DATES, ASB WITH RESPECT TO SWING LOANS, AGENT WITH RESPECT TO AGENT ADVANCES, AND EACH LENDER WITH RESPECT TO THE REVOLVING LOANS OTHER THAN SWING LOANS AND AGENT ADVANCES, SHALL BE ENTITLED TO INTEREST AT THE APPLICABLE RATE OR RATES PAYABLE UNDER THIS AGREEMENT ON THE ACTUAL AVERAGE DAILY AMOUNT OF FUNDS EMPLOYED BY ASB, AGENT AND THE OTHER LENDERS.

NOTATION. AGENT SHALL RECORD ON ITS BOOKS THE PRINCIPAL AMOUNT OF THE REVOLVING LOANS OWING TO EACH LENDER, INCLUDING THE SWING LOANS OWING TO ASB, AND AGENT ADVANCES OWING TO AGENT, FROM TIME TO TIME. IN ADDITION, EACH LENDER IS AUTHORIZED, AT SUCH LENDER'S OPTION, TO NOTE THE DATE AND AMOUNT OF EACH PAYMENT OR PREPAYMENT OF PRINCIPAL OF SUCH LENDER'S REVOLVING LOANS IN ITS BOOKS AND RECORDS, INCLUDING COMPUTER RECORDS, SUCH BOOKS AND RECORDS CONSTITUTING REBUTTABLY PRESUMPTIVE EVIDENCE, ABSENT MANIFEST ERROR, OF THE ACCURACY OF THE INFORMATION CONTAINED THEREIN.

LENDERS' FAILURE TO PERFORM. ALL REVOLVING LOANS (OTHER THAN SWING LOANS AND AGENT ADVANCES) SHALL BE MADE BY LENDERS SIMULTANEOUSLY AND IN ACCORDANCE WITH THEIR PRO RATA SHARES. IT IS UNDERSTOOD THAT (a) NO LENDER SHALL BE RESPONSIBLE FOR ANY FAILURE BY ANY OTHER LENDER TO PERFORM ITS OBLIGATION TO MAKE ANY LOANS HEREUNDER, NOR SHALL ANY COMMITMENT OF ANY LENDER BE INCREASED OR DECREASED AS A RESULT OF ANY FAILURE BY ANY LENDER TO PERFORM ITS OBLIGATION TO MAKE ANY LOANS HEREUNDER, (b) NO FAILURE BY ANY LENDER TO PERFORM ITS OBLIGATION TO MAKE ANY LOANS HEREUNDER SHALL EXCUSE ANY OTHER LENDER FROM ITS OBLIGATION TO MAKE ANY LOANS HEREUNDER, AND (c) THE OBLIGATIONS OF EACH LENDER HEREUNDER SHALL BE SEVERAL, NOT JOINT AND SEVERAL.

BORROWERS' PRO RATA USAGE. NOTWITHSTANDING THE OTHER PROVISIONS OF THIS SECTION 2.2:

AT ALL TIMES THERE ARE LOANS OUTSTANDING TO ALL BORROWERS IN AN AMOUNT EQUAL TO OR GREATER THAN THE SUM OF THE AGGREGATE FIXED ASSET AVAILABILITY, EACH BORROWER SHALL MAINTAIN EITHER TERM LOANS AND/OR REVOLVING LOANS IN AN AMOUNT EQUAL TO SUCH BORROWER'S FIXED ASSET AVAILABILITY; AND

TO THE EXTENT REVOLVING LOANS ARE OUTSTANDING BY $9,000,000 OR MORE IN EXCESS OF THE AGGREGATE FIXED ASSET AVAILABILITY MINUS THE OUTSTANDING TERM LOANS, AND TO THE EXTENT THERE IS AVAILABILITY TO SUPPORT SUCH REVOLVING LOANS, SEHI, SOUTHERN HOMES RETAIL CROP. AND WENCO FINANCE, INC. SHALL EACH MAINTAIN $3,000,000 OF SUCH OUTSTANDING REVOLVING LOANS.

TERM LOANS.

TERM LOANS. SUBJECT TO AND UPON THE TERMS AND CONDITIONS SET FORTH HEREIN, EACH LENDER WHICH IS A PARTY HERETO ON THE CLOSING DATE SEVERALLY AGREES TO MAKE, ON THE CLOSING DATE, A TERM LOAN (EACH, A "TERM LOAN" AND, COLLECTIVELY, THE "TERM LOANS") TO SEHI IN THE AMOUNT OF $11,100,000, WHICH TERM LOANS (i) SHALL BE MADE AND INITIALLY MAINTAINED AS A SINGLE BORROWING OF BASE RATE LOANS (SUBJECT TO THE OPTION TO CONVERT THE TERM LOANS PURSUANT TO SECTION 3.2 AND (ii) SHALL BE MADE BY EACH LENDER IN THAT INITIAL AGGREGATE PRINCIPAL AMOUNT AS IS EQUAL TO THE TERM LOAN COMMITMENT OF SUCH LENDER ON SUCH DATE. ONCE REPAID, THE TERM LOANS INCURRED HEREUNDER MAY NOT BE REBORROWED.

TERM LOAN NOTES. SEHI'S OBLIGATION TO PAY THE PRINCIPAL OF, AND INTEREST ON, THE TERM LOANS MADE BY EACH LENDER SHALL BE EVIDENCED BY A PROMISSORY NOTE DULY EXECUTED AND DELIVERED BY SEHI SUBSTANTIALLY IN THE FORM OF EXHIBIT A WITH BLANKS APPROPRIATELY COMPLETED IN CONFORMITY HEREWITH (EACH, A "TERM NOTE" AND, COLLECTIVELY, THE "TERM NOTES").

TERM NOTE. THE TERM NOTES ISSUED TO EACH LENDER SHALL (i) BE EXECUTED BY SEHI TO WHOM A TERM LOAN HAS BEEN MADE, (ii) BE PAYABLE TO THE ORDER OF SUCH LENDER AND BE DATED THE CLOSING DATE (OR IN THE CASE OF TERM NOTES ISSUED AFTER THE CLOSING DATE, BE DATED THE DATE OF THE ISSUANCE THEREOF), (iii) BE IN A STATED PRINCIPAL AMOUNT EQUAL TO THE TERM LOAN TO BE MADE BY SUCH LENDER ON THE CLOSING DATE (OR, IN THE CASE OF A TERM NOTE ISSUED AFTER THE CLOSING DATE, BE IN A STATED PRINCIPAL AMOUNT EQUAL TO THE OUTSTANDING PRINCIPAL AMOUNT OF THE TERM LOAN OF SUCH LENDER ON THE DATE OF THE ISSUANCE THEREOF) AND BE PAYABLE IN THE

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
PRINCIPAL AMOUNT OF TERM LOANS EVIDENCED THEREBY, (iv) MATURE ON THE STATED TERMINATION DATE, (v) BEAR INTEREST AS PROVIDED IN SECTION 3.1 IN RESPECT OF THE BASE RATE LOANS AND LIBOR RATE LOANS, AS THE CASE MAY BE, EVIDENCED THEREBY,
(vi) BE SUBJECT TO VOLUNTARY PREPAYMENT AND MANDATORY REPAYMENT AS PROVIDED HEREIN AND (vii) BE ENTITLED TO THE BENEFITS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

NOTATION AND ENDORSEMENT. AGENT SHALL RECORD ON ITS BOOKS THE PRINCIPAL AMOUNT OF THE TERM LOANS OWING TO EACH LENDER FROM TIME TO TIME. IN ADDITION, EACH LENDER IS AUTHORIZED, AT SUCH LENDER'S OPTION, TO NOTE THE DATE AND AMOUNT OF EACH PAYMENT OR PREPAYMENT OF PRINCIPAL OF SUCH LENDER'S TERM LOANS IN ITS BOOKS AND RECORDS, SUCH BOOKS AND RECORDS CONSTITUTING REBUTTABLY PRESUMPTIVE EVIDENCE, ABSENT MANIFEST ERROR, OF THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. PRIOR TO THE TRANSFER OF ANY TERM LOAN NOTE, THE APPLICABLE LENDER SHALL ENDORSE ON THE REVERSE SIDE THEREOF THE OUTSTANDING PRINCIPAL BALANCE OF THE TERM LOAN EVIDENCED THEREBY. FAILURE BY SUCH LENDER TO MAKE SUCH NOTATION OR ENDORSEMENT SHALL NOT AFFECT THE OBLIGATIONS OF ANY BORROWER UNDER SUCH TERM LOAN NOTE OR ANY OF THE OTHER LOAN DOCUMENTS.

LETTERS OF CREDIT.

AGREEMENT TO CAUSE ISSUANCE. SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, AND IN RELIANCE UPON THE REPRESENTATIONS AND WARRANTIES OF BORROWERS HEREIN SET FORTH AGENT AGREES TO TAKE REASONABLE STEPS TO CAUSE TO BE ISSUED FOR THE ACCOUNT OF EACH BORROWER AND TO PROVIDE CREDIT SUPPORT OR OTHER ENHANCEMENT TO BANKS ACCEPTABLE TO AGENT, WHICH ISSUE LETTERS OF CREDIT FOR THE ACCOUNT OF ANY BORROWER (ANY SUCH CREDIT SUPPORT OR ENHANCEMENT BEING HEREIN REFERRED TO A "CREDIT SUPPORT") IN ACCORDANCE WITH THIS SECTION 2.4 FROM TIME TO TIME DURING THE TERM OF THIS AGREEMENT.

AMOUNTS; OUTSIDE EXPIRATION DATE. AGENT SHALL NOT HAVE ANY OBLIGATION TO TAKE STEPS TO CAUSE TO BE ISSUED ANY LETTER OF CREDIT OR TO PROVIDE CREDIT SUPPORT FOR ANY LETTER OF CREDIT AT ANY TIME IF: (1) THE MAXIMUM UNDRAWN AMOUNT OF THE REQUESTED LETTER OF CREDIT IS GREATER THAN THE UNUSED LETTER OF CREDIT SUBFACILITY AT SUCH TIME; (2) THE MAXIMUM UNDRAWN AMOUNT OF THE REQUESTED LETTER OF CREDIT AND ALL COMMISSIONS, FEES, AND CHARGES DUE FROM THE REQUESTING BORROWER IN CONNECTION WITH THE OPENING THEREOF EXCEED THE AVAILABILITY OF SUCH BORROWER AT SUCH TIME; OR (3) SUCH LETTER OF CREDIT HAS AN EXPIRATION DATE LATER THAN THIRTY (30) DAYS PRIOR TO THE STATED TERMINATION DATE OR MORE THAN TWELVE
(12) MONTHS FROM THE DATE OF ISSUANCE.

OTHER CONDITIONS. IN ADDITION TO BEING SUBJECT TO THE SATISFACTION OF THE APPLICABLE CONDITIONS PRECEDENT CONTAINED IN ARTICLE 10, THE OBLIGATION OF AGENT TO TAKE REASONABLE STEPS TO CAUSE TO BE ISSUED ANY LETTER OF CREDIT OR TO PROVIDE CREDIT SUPPORT FOR ANY LETTER OF CREDIT IS SUBJECT TO THE FOLLOWING CONDITIONS PRECEDENT HAVING BEEN SATISFIED IN A MANNER SATISFACTORY TO AGENT:

THE BORROWER REQUESTING THE ISSUANCE OF SUCH LETTER OF CREDIT SHALL HAVE DELIVERED TO THE PROPOSED ISSUER OF SUCH LETTER OF CREDIT, AT SUCH TIMES AND IN SUCH MANNER AS SUCH PROPOSED ISSUER MAY PRESCRIBE, AN APPLICATION IN FORM AND SUBSTANCE SATISFACTORY TO SUCH PROPOSED

ISSUER AND AGENT FOR THE ISSUANCE OF THE LETTER OF CREDIT AND SUCH OTHER DOCUMENTS AS MAY BE REQUIRED PURSUANT TO THE TERMS THEREOF, AND THE FORM AND TERMS OF THE PROPOSED LETTER OF CREDIT SHALL BE SATISFACTORY TO AGENT AND SUCH PROPOSED ISSUER; AND

AS OF THE DATE OF ISSUANCE, NO ORDER OF ANY COURT, ARBITRATOR OR GOVERNMENTAL AUTHORITY SHALL PURPORT BY ITS TERMS TO ENJOIN OR RESTRAIN MONEY CENTER BANKS GENERALLY FROM ISSUING LETTERS OF CREDIT OF THE TYPE AND IN THE AMOUNT OF THE PROPOSED LETTER OF CREDIT, AND NO LAW, RULE OR REGULATION APPLICABLE TO MONEY CENTER BANKS GENERALLY AND NO REQUEST OR DIRECTIVE (WHETHER OR NOT HAVING THE FORCE OF LAW) FROM ANY GOVERNMENTAL AUTHORITY WITH JURISDICTION OVER MONEY CENTER BANKS GENERALLY SHALL PROHIBIT, OR REQUEST THAT THE PROPOSED ISSUER OF SUCH LETTER OF CREDIT REFRAIN FROM, THE ISSUANCE OF LETTERS OF CREDIT GENERALLY OR THE ISSUANCE OF SUCH LETTERS OF CREDIT.

ISSUANCE OF LETTERS OF CREDIT.

REQUEST FOR ISSUANCE. THE REQUESTING BORROWER SHALL GIVE AGENT FIVE (5) BUSINESS DAYS' PRIOR WRITTEN NOTICE OF SUCH BORROWER'S REQUEST FOR THE ISSUANCE OF A LETTER OF CREDIT. SUCH NOTICE SHALL BE IRREVOCABLE AND SHALL SPECIFY THE ORIGINAL FACE AMOUNT OF THE LETTER OF CREDIT REQUESTED, THE EFFECTIVE DATE (WHICH DATE SHALL BE A BUSINESS DAY) OF ISSUANCE OF SUCH REQUESTED LETTER OF CREDIT, WHETHER SUCH LETTER OF CREDIT MAY BE DRAWN IN A SINGLE OR IN PARTIAL DRAWS, THE DATE ON WHICH SUCH REQUESTED LETTER OF CREDIT IS TO EXPIRE (WHICH DATE SHALL BE A BUSINESS DAY), THE PURPOSE FOR WHICH SUCH LETTER OF CREDIT IS TO BE ISSUED, AND THE BENEFICIARY OF THE REQUESTED LETTER OF CREDIT. THE REQUESTING BORROWER SHALL ATTACH TO SUCH NOTICE THE PROPOSED FORM OF THE LETTER OF CREDIT.

RESPONSIBILITIES OF AGENT; ISSUANCE. AGENT SHALL DETERMINE, AS OF THE BUSINESS DAY IMMEDIATELY PRECEDING THE REQUESTED EFFECTIVE DATE OF ISSUANCE OF THE LETTER OF CREDIT SET FORTH IN THE NOTICE FROM THE APPLICABLE BORROWER PURSUANT TO
SECTION 2.4(d)(1), (i) THE AMOUNT OF THE APPLICABLE UNUSED LETTER OF CREDIT SUBFACILITY AND (ii) THE AVAILABILITY OF SUCH BORROWER AS OF SUCH DATE. IF (i) THE UNDRAWN AMOUNT OF THE REQUESTED LETTER OF CREDIT IS NOT GREATER THAN THE APPLICABLE UNUSED LETTER OF CREDIT SUBFACILITY AND (ii) THE ISSUANCE OF SUCH REQUESTED LETTER OF CREDIT AND ALL COMMISSIONS, FEES, AND CHARGES DUE FROM THE REQUESTING BORROWER IN CONNECTION WITH THE OPENING THEREOF WOULD NOT EXCEED THE AVAILABILITY OF SUCH BORROWER, AGENT SHALL TAKE REASONABLE STEPS TO CAUSE SUCH ISSUER TO ISSUE THE REQUESTED LETTER OF CREDIT ON SUCH REQUESTED EFFECTIVE DATE OF ISSUANCE.

NOTICE OF ISSUANCE. ON EACH SETTLEMENT DATE AGENT SHALL GIVE NOTICE TO EACH LENDER OF THE ISSUANCE OF ALL LETTERS OF CREDIT ISSUED SINCE THE LAST SETTLEMENT DATE.

NO EXTENSIONS OR AMENDMENT. AGENT SHALL NOT BE OBLIGATED TO CAUSE ANY LETTER OF CREDIT TO BE EXTENDED OR AMENDED UNLESS THE REQUIREMENTS OF THIS SECTION 2.4(d) ARE MET AS THOUGH A NEW LETTER OF CREDIT WERE BEING REQUESTED AND ISSUED. WITH RESPECT TO ANY LETTER OF CREDIT WHICH CONTAINS ANY "EVERGREEN" OR AUTOMATIC RENEWAL PROVISION, EACH LENDER SHALL BE DEEMED TO HAVE CONSENTED TO ANY SUCH EXTENSION OR RENEWAL UNLESS ANY SUCH LENDER SHALL HAVE PROVIDED TO AGENT, NOT LESS THAN THIRTY (30) DAYS PRIOR TO THE LAST DATE ON WHICH THE APPLICABLE ISSUER CAN IN ACCORDANCE WITH THE TERMS OF THE APPLICABLE LETTER OF CREDIT DECLINE TO EXTEND OR RENEW SUCH

LETTER OF CREDIT, WRITTEN NOTICE THAT IT DECLINES TO CONSENT TO ANY SUCH EXTENSION OR RENEWAL, PROVIDED, THAT IF ALL OF THE REQUIREMENTS OF THIS SECTION
2.4 ARE MET AND NO DEFAULT OR EVENT OF DEFAULT EXISTS, NO LENDER SHALL DECLINE TO CONSENT TO ANY SUCH EXTENSION OR RENEWAL.

PAYMENTS PURSUANT TO LETTERS OF CREDIT.

PAYMENT OF LETTER OF CREDIT OBLIGATIONS. EACH BORROWER AGREES TO REIMBURSE THE ISSUER FOR ANY DRAW UNDER ANY LETTER OF CREDIT AND AGENT FOR THE ACCOUNT OF LENDERS UPON ANY PAYMENT PURSUANT TO ANY CREDIT SUPPORT IMMEDIATELY UPON DEMAND, AND TO PAY THE ISSUER OF THE LETTER OF CREDIT THE AMOUNT OF ALL OTHER OBLIGATIONS AND OTHER AMOUNTS PAYABLE TO SUCH ISSUER UNDER OR IN CONNECTION WITH ANY LETTER OF CREDIT IMMEDIATELY WHEN DUE, IRRESPECTIVE OF ANY CLAIM, SETOFF, DEFENSE OR OTHER RIGHT WHICH SUCH BORROWER MAY HAVE AT ANY TIME AGAINST SUCH ISSUER OR ANY OTHER PERSON.

REVOLVING LOANS TO SATISFY REIMBURSEMENT OBLIGATIONS. IN THE EVENT THAT THE ISSUER OF ANY LETTER OF CREDIT HONORS A DRAW UNDER SUCH LETTER OF CREDIT OR AGENT SHALL HAVE MADE ANY PAYMENT PURSUANT TO ANY CREDIT SUPPORT AND THE APPLICABLE BORROWER SHALL NOT HAVE REPAID SUCH AMOUNT TO THE ISSUER OF SUCH LETTER OF CREDIT OR AGENT, AS APPLICABLE, PURSUANT TO SECTION 2.4(e)(i), AGENT SHALL, UPON RECEIVING NOTICE OF SUCH FAILURE, NOTIFY EACH LENDER OF SUCH FAILURE, AND EACH LENDER SHALL UNCONDITIONALLY PAY TO AGENT, FOR THE ACCOUNT OF SUCH ISSUER OR AGENT, AS APPLICABLE, AS AND WHEN PROVIDED HEREINBELOW, AN AMOUNT EQUAL TO SUCH LENDER'S PRO RATA SHARE OF THE AMOUNT OF SUCH PAYMENT IN DOLLARS AND IN SAME DAY FUNDS. IF AGENT SO NOTIFIES LENDERS PRIOR TO 11:00 A.M. (NEW YORK CITY TIME) ON ANY BUSINESS DAY, EACH LENDER SHALL MAKE AVAILABLE TO AGENT THE AMOUNT OF SUCH PAYMENT, AS PROVIDED IN THE IMMEDIATELY PRECEDING SENTENCE, ON SUCH BUSINESS DAY. SUCH AMOUNTS PAID BY LENDERS TO AGENT SHALL CONSTITUTE REVOLVING LOANS WHICH SHALL BE DEEMED TO HAVE BEEN REQUESTED BY THE APPLICABLE BORROWER PURSUANT TO SECTION 2.2 AS SET FORTH IN SECTION 4.7.

PARTICIPATIONS.

PURCHASE OF PARTICIPATIONS. IMMEDIATELY UPON ISSUANCE OF ANY LETTER OF CREDIT IN ACCORDANCE WITH SECTION 2.4(d), EACH LENDER SHALL BE DEEMED TO HAVE IRREVOCABLY AND UNCONDITIONALLY PURCHASED AND RECEIVED WITHOUT RECOURSE OR WARRANTY, AN UNDIVIDED INTEREST AND PARTICIPATION IN THE LETTER OF CREDIT OR THE CREDIT SUPPORT PROVIDED THROUGH AGENT TO SUCH ISSUER IN CONNECTION WITH THE ISSUANCE OF SUCH LETTER OF CREDIT, EQUAL TO SUCH LENDER'S PRO RATA SHARE OF THE FACE AMOUNT OF SUCH LETTER OF CREDIT OR THE AMOUNT OF SUCH CREDIT SUPPORT (INCLUDING, WITHOUT LIMITATION, ALL OBLIGATIONS OF THE APPLICABLE BORROWER WITH RESPECT THERETO, AND ANY SECURITY THEREFOR OR GUARANTY PERTAINING THERETO).

SHARING OF REIMBURSEMENT OBLIGATION PAYMENTS. WHENEVER AGENT RECEIVES A PAYMENT FROM A BORROWER ON ACCOUNT OF REIMBURSEMENT OBLIGATIONS IN RESPECT OF A LETTER OF CREDIT OR CREDIT SUPPORT AS TO WHICH AGENT HAS PREVIOUSLY RECEIVED FOR THE ACCOUNT OF THE ISSUER THEREOF PAYMENT FROM A LENDER PURSUANT TO SECTION 2.4(e)(ii), AGENT SHALL PROMPTLY PAY TO SUCH LENDER SUCH LENDER'S PRO RATA SHARE OF SUCH PAYMENT IN DOLLARS. EACH SUCH PAYMENT SHALL BE MADE BY AGENT ON THE BUSINESS DAY ON WHICH AGENT RECEIVES IMMEDIATELY AVAILABLE FUNDS PAID TO SUCH PERSON PURSUANT TO THE IMMEDIATELY PRECEDING SENTENCE, IF RECEIVED PRIOR TO 2:00

P.M. (NEW YORK CITY TIME) ON SUCH BUSINESS DAY AND OTHERWISE ON THE NEXT SUCCEEDING BUSINESS DAY.

DOCUMENTATION. UPON THE REQUEST OF ANY LENDER, AGENT SHALL FURNISH TO SUCH LENDER COPIES OF ANY LETTER OF CREDIT, REIMBURSEMENT AGREEMENTS EXECUTED IN CONNECTION THEREWITH, APPLICATION FOR ANY LETTER OF CREDIT AND CREDIT SUPPORT OR ENHANCEMENT PROVIDED THROUGH AGENT IN CONNECTION WITH THE ISSUANCE OF ANY LETTER OF CREDIT, AND SUCH OTHER DOCUMENTATION AS MAY REASONABLY BE REQUESTED BY SUCH LENDER.

OBLIGATIONS IRREVOCABLE. THE OBLIGATIONS OF EACH LENDER TO MAKE PAYMENTS TO AGENT WITH RESPECT TO ANY LETTER OF CREDIT OR WITH RESPECT TO ANY CREDIT SUPPORT PROVIDED THROUGH AGENT WITH RESPECT TO A LETTER OF CREDIT, AND THE OBLIGATIONS OF EACH BORROWER TO MAKE PAYMENTS TO AGENT, FOR THE ACCOUNT OF LENDERS, SHALL BE IRREVOCABLE, NOT SUBJECT TO ANY QUALIFICATION OR EXCEPTION WHATSOEVER, INCLUDING, WITHOUT LIMITATION, ANY OF THE FOLLOWING CIRCUMSTANCES:

any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

the existence of any claim, setoff, defense or other right which any Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, Agent, the issuer of such Letter of Credit, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between any Borrower or any other Person and the beneficiary named in any Letter of Credit);

any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or

the occurrence of any Default or Event of Default.

RECOVERY OR AVOIDANCE OF PAYMENTS. IN THE EVENT ANY PAYMENT BY OR ON BEHALF OF A BORROWER RECEIVED BY AGENT WITH RESPECT TO ANY LETTER OF CREDIT OR CREDIT SUPPORT PROVIDED FOR ANY LETTER OF CREDIT (OR ANY GUARANTY BY A BORROWER OR REIMBURSEMENT OBLIGATION OF A BORROWER RELATING THERETO) AND DISTRIBUTED BY AGENT TO LENDERS ON ACCOUNT OF THEIR RESPECTIVE PARTICIPATIONS THEREIN IS THEREAFTER SET ASIDE, AVOIDED OR RECOVERED FROM AGENT IN CONNECTION WITH ANY RECEIVERSHIP, LIQUIDATION OR BANKRUPTCY PROCEEDING, LENDERS SHALL, UPON DEMAND BY AGENT, PAY TO AGENT THEIR RESPECTIVE PRO RATA SHARES OF SUCH AMOUNT SET ASIDE, AVOIDED OR RECOVERED, TOGETHER WITH INTEREST AT THE RATE REQUIRED TO BE PAID BY AGENT UPON THE AMOUNT REQUIRED TO BE REPAID BY IT.

COMPENSATION FOR LETTERS OF CREDIT.

LETTER OF CREDIT FEE. BORROWERS AGREE TO PAY TO AGENT WITH RESPECT TO EACH LETTER OF CREDIT, FOR THE ACCOUNT OF LENDERS, THE LETTER OF CREDIT FEE SPECIFIED IN, AND IN ACCORDANCE WITH THE TERMS OF, SECTION 3.6.

ISSUER FEES AND CHARGES. BORROWERS SHALL PAY TO THE ISSUER OF ANY LETTER OF CREDIT, OR TO AGENT, FOR THE ACCOUNT OF THE ISSUER OF ANY SUCH LETTER OF CREDIT, SOLELY FOR SUCH ISSUER'S ACCOUNT, SUCH FEES AND OTHER CHARGES AS ARE CHARGED BY SUCH ISSUER FOR LETTERS OF CREDIT ISSUED BY IT, INCLUDING, WITHOUT LIMITATION, ITS STANDARD FEES FOR ISSUING, ADMINISTERING, AMENDING, RENEWING, PAYING AND CANCELING LETTERS OF CREDIT AND ALL OTHER FEES ASSOCIATED WITH ISSUING OR SERVICING LETTERS OF CREDIT, AS AND WHEN ASSESSED.

INDEMNIFICATION; EXONERATION; POWER OF ATTORNEY

INDEMNIFICATION. IN ADDITION TO AMOUNTS PAYABLE AS ELSEWHERE PROVIDED IN THIS
SECTION 2.4, EACH BORROWER HEREBY AGREES TO PROTECT, INDEMNIFY, PAY AND SAVE LENDERS AND AGENT HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, DAMAGES, LOSSES, COSTS, CHARGES AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) WHICH ANY LENDER OR AGENT MAY INCUR OR BE SUBJECT TO AS A CONSEQUENCE, DIRECT OR INDIRECT, OF THE ISSUANCE OF ANY LETTER OF CREDIT OR THE PROVISION OF ANY CREDIT SUPPORT OR ENHANCEMENT IN CONNECTION THEREWITH. THE AGREEMENT IN THIS SECTION 2.4(i)(i) SHALL SURVIVE PAYMENTS OF ALL OBLIGATIONS.

ASSUMPTION OF RISK BY BORROWERS. AS AMONG BORROWERS, LENDERS, AND AGENT, BORROWERS ASSUME ALL RISKS OF THE ACTS AND OMISSIONS OF, OR MISUSE OF ANY OF THE LETTERS OF CREDIT BY, THE RESPECTIVE BENEFICIARIES OF SUCH LETTERS OF CREDIT. IN FURTHERANCE AND NOT IN LIMITATION OF THE FOREGOING, LENDERS AND AGENT SHALL NOT BE RESPONSIBLE FOR: (A) THE FORM, VALIDITY, SUFFICIENCY, ACCURACY, GENUINENESS OR LEGAL EFFECT OF ANY DOCUMENT SUBMITTED BY ANY PERSON IN CONNECTION WITH THE APPLICATION FOR AND ISSUANCE OF AND PRESENTATION OF DRAFTS WITH RESPECT TO ANY OF THE LETTERS OF CREDIT, EVEN IF IT SHOULD PROVE TO BE IN ANY OR ALL RESPECTS INVALID, INSUFFICIENT, INACCURATE, FRAUDULENT OR FORGED; (B) THE VALIDITY OR SUFFICIENCY OF ANY INSTRUMENT TRANSFERRING OR ASSIGNING OR PURPORTING TO TRANSFER OR ASSIGN ANY LETTER OF CREDIT OR THE RIGHTS OR BENEFITS THEREUNDER OR PROCEEDS THEREOF, IN WHOLE OR IN PART, WHICH MAY PROVE TO BE INVALID OR INEFFECTIVE FOR ANY REASON; (C) THE FAILURE OF THE BENEFICIARY OF ANY LETTER OF CREDIT TO COMPLY DULY WITH CONDITIONS REQUIRED IN ORDER TO DRAW UPON SUCH LETTER OF CREDIT; (D) ERRORS, OMISSIONS, INTERRUPTIONS, OR DELAYS IN TRANSMISSION OR DELIVERY OF ANY MESSAGES, BY MAIL, CABLE,

TELEGRAPH, TELEX OR OTHERWISE, WHETHER OR NOT THEY BE IN CIPHER; (E) ERRORS IN INTERPRETATION OF TECHNICAL TERMS; (F) ANY LOSS OR DELAY IN THE TRANSMISSION OR OTHERWISE OF ANY DOCUMENT REQUIRED IN ORDER MAKE A DRAWING UNDER ANY LETTER OF CREDIT OR OF THE PROCEEDS THEREOF; (G) THE MISAPPLICATION BY THE BENEFICIARY OF ANY LETTER OF CREDIT OF THE PROCEEDS OF ANY DRAWING UNDER SUCH LETTER OF CREDIT; OR (H) ANY CONSEQUENCES ARISING FROM CAUSES BEYOND THE CONTROL OF LENDERS OR AGENT, INCLUDING, WITHOUT LIMITATION, ANY ACT OR OMISSION, WHETHER RIGHTFUL OR WRONGFUL, OF ANY PRESENT OR FUTURE DE JURE OR DE FACTO GOVERNMENTAL AUTHORITY. NONE OF THE FOREGOING SHALL AFFECT, IMPAIR OR PREVENT THE VESTING OF ANY RIGHTS OR POWERS OF AGENT OR ANY LENDER UNDER THIS SECTION 2.4(i).

EXONERATION. IN FURTHERANCE AND EXTENSION, AND NOT IN LIMITATION, OF THE SPECIFIC PROVISIONS SET FORTH ABOVE, ANY ACTION TAKEN OR OMITTED BY AGENT OR ANY LENDER UNDER OR IN CONNECTION WITH ANY OF THE LETTERS OF CREDIT OR ANY RELATED CERTIFICATES, IF TAKEN OR OMITTED IN THE ABSENCE OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, SHALL NOT PUT AGENT OR ANY LENDER UNDER ANY RESULTING LIABILITY TO ANY BORROWER OR RELIEVE ANY BORROWER OF ANY OF ITS OBLIGATIONS HEREUNDER TO ANY SUCH PERSON.

POWER OF ATTORNEY. IN CONNECTION WITH ALL INVENTORY FINANCED BY LETTERS OF CREDIT, EACH BORROWER HEREBY APPOINTS AGENT, OR AGENT'S DESIGNEE, AS ITS ATTORNEY, WITH FULL POWER AND AUTHORITY: (a) TO SIGN AND/OR ENDORSE SUCH BORROWER'S NAME UPON ANY WAREHOUSE OR OTHER RECEIPTS; (b) TO SIGN SUCH BORROWER'S NAME ON BILLS OF LADING AND OTHER NEGOTIABLE AND NON-NEGOTIABLE DOCUMENTS; (c) TO CLEAR INVENTORY THROUGH CUSTOMS IN AGENT'S OR SUCH BORROWER'S NAME, AND TO SIGN AND DELIVER TO CUSTOMS OFFICIALS POWERS OF ATTORNEY IN SUCH BORROWER'S NAME FOR SUCH PURPOSE; (d) TO COMPLETE IN BORROWER'S OR AGENT'S NAME, ANY ORDER, SALE, OR TRANSACTION, OBTAIN THE NECESSARY DOCUMENTS IN CONNECTION THEREWITH, AND COLLECT THE PROCEEDS THEREOF; AND (e) TO DO SUCH OTHER ACTS AND THINGS AS ARE NECESSARY IN ORDER TO ENABLE AGENT TO OBTAIN POSSESSION OF THE INVENTORY AND TO OBTAIN PAYMENT OF THE OBLIGATIONS. NEITHER AGENT NOR ITS DESIGNEE, AS ANY BORROWER'S ATTORNEY, WILL BE LIABLE FOR ANY ACTS OR OMISSIONS, NOR FOR ANY ERROR OF JUDGMENT OR MISTAKES OF FACT OR LAW. THIS POWER, BEING COUPLED WITH AN INTEREST, IS IRREVOCABLE UNTIL ALL OBLIGATIONS HAVE BEEN PAID AND SATISFIED AND THIS AGREEMENT IS TERMINATED.

ACCOUNT PARTY. EACH BORROWER HEREBY AUTHORIZES AND DIRECTS ANY ISSUER OF A LETTER OF CREDIT TO NAME SUCH BORROWER AS THE "ACCOUNT PARTY" THEREIN AND TO DELIVER TO AGENT ALL INSTRUMENTS, DOCUMENTS AND OTHER WRITINGS AND PROPERTY RECEIVED BY THE ISSUER PURSUANT TO THE LETTER OF CREDIT, AND TO ACCEPT AND RELY UPON AGENT'S INSTRUCTIONS AND AGREEMENTS WITH RESPECT TO ALL MATTERS ARISING IN CONNECTION WITH THE LETTER OF CREDIT OR THE APPLICATION THEREFOR.

CONTROL OF INVENTORY. IN CONNECTION WITH ALL INVENTORY FINANCED BY LETTERS OF CREDIT, EACH BORROWER WILL, AT AGENT'S REQUEST, INSTRUCT ALL SUPPLIERS, CARRIERS, FORWARDERS, WAREHOUSES OR OTHERS RECEIVING OR HOLDING CASH, CHECKS, INVENTORY, DOCUMENTS OR INSTRUMENTS IN WHICH AGENT HOLDS A SECURITY INTEREST TO DELIVER THEM TO AGENT AND/OR SUBJECT TO AGENT'S ORDER, AND IF THEY SHALL COME INTO SUCH BORROWER'S POSSESSION, TO DELIVER THEM, UPON REQUEST, TO AGENT IN THEIR ORIGINAL FORM. EACH BORROWER SHALL ALSO, AT AGENT'S REQUEST, DESIGNATE AGENT AS THE CONSIGNEE ON ALL BILLS OF LADING AND OTHER NEGOTIABLE AND NON-NEGOTIABLE DOCUMENTS.

SUPPORTING LETTER OF CREDIT; CASH COLLATERAL. IF, NOTWITHSTANDING THE PROVISIONS OF SECTION 2.4(b) AND SECTION 12.1 ANY LETTER OF CREDIT IS OUTSTANDING ON THE TERMINATION DATE, THEN ON SUCH DATE BORROWERS SHALL DEPOSIT WITH AGENT, FOR THE RATABLE BENEFIT OF AGENT AND LENDERS, WITH RESPECT TO EACH LETTER OF CREDIT THEN OUTSTANDING, AS THE MAJORITY LENDERS, IN THEIR DISCRETION SHALL SPECIFY, EITHER
(A) A STANDBY LETTER OF CREDIT (A "SUPPORTING LETTER OF CREDIT") IN FORM AND SUBSTANCE SATISFACTORY TO AGENT, ISSUED BY AN ISSUER SATISFACTORY TO AGENT IN AN AMOUNT EQUAL TO THE GREATEST AMOUNT FOR WHICH SUCH LETTER OF CREDIT MAY BE DRAWN PLUS ANY FEES AND EXPENSES ASSOCIATED WITH SUCH LETTER OF CREDIT, UNDER WHICH SUPPORTING LETTER OF CREDIT AGENT IS ENTITLED TO DRAW AMOUNTS NECESSARY TO REIMBURSE AGENT AND LENDERS FOR PAYMENTS MADE BY AGENT AND LENDERS UNDER SUCH LETTER OF CREDIT OR UNDER ANY CREDIT SUPPORT OR ENHANCEMENT PROVIDED THROUGH AGENT WITH RESPECT THERETO AND ANY FEES AND EXPENSES ASSOCIATED WITH SUCH LETTER OF CREDIT, OR (B) CASH IN AMOUNTS NECESSARY TO REIMBURSE AGENT AND LENDERS FOR PAYMENTS MADE BY AGENT OR LENDERS UNDER SUCH LETTER OF CREDIT OR UNDER ANY CREDIT SUPPORT OR ENHANCEMENT PROVIDED THROUGH AGENT WITH RESPECT THERETO AND ANY FEES AND EXPENSES ASSOCIATED WITH SUCH LETTER OF CREDIT. SUCH SUPPORTING LETTER OF CREDIT OR DEPOSIT OF CASH SHALL BE HELD BY AGENT, FOR THE RATABLE BENEFIT OF AGENT AND LENDERS, AS SECURITY FOR, AND TO PROVIDE FOR THE PAYMENT OF, THE AGGREGATE UNDRAWN AMOUNT OF SUCH LETTERS OF CREDIT REMAINING OUTSTANDING.



INTEREST AND FEES

INTEREST.

INTEREST RATES. ALL OUTSTANDING OBLIGATIONS SHALL BEAR INTEREST ON THE UNPAID PRINCIPAL AMOUNT THEREOF (INCLUDING, TO THE EXTENT PERMITTED BY LAW, ON INTEREST THEREON NOT PAID WHEN DUE) FROM THE DATE MADE UNTIL PAID IN FULL IN CASH AT A RATE DETERMINED BY REFERENCE TO THE BASE RATE OR THE LIBOR RATE AND SECTION 3.1(a)(i) or (ii), AS APPLICABLE, BUT NOT TO EXCEED THE MAXIMUM RATE DESCRIBED IN SECTION 3.3. SUBJECT TO THE PROVISIONS OF SECTION 3.2, ANY OF THE LOANS MAY BE CONVERTED INTO, OR CONTINUED AS, BASE RATE LOANS OR LIBOR RATE LOANS IN THE MANNER PROVIDED IN SECTION 3.2; EXCEPT SWING LOANS AND AGENT ADVANCES, EACH OF WHICH SHALL AT ALL TIMES BE BASE RATE LOANS, AND EXCEPT FOR ALL LOANS WHEN THE APPLICABLE MARGIN IS LEVEL 3, WHICH AT SUCH TIMES SHALL BE BASE RATE LOANS. IF AT ANY TIME LOANS ARE OUTSTANDING WITH RESPECT TO WHICH NOTICE HAS NOT BEEN DELIVERED TO AGENT IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT SPECIFYING THE BASIS FOR DETERMINING THE INTEREST RATE APPLICABLE THERETO, THEN THOSE LOANS SHALL BE BASE RATE LOANS AND SHALL BEAR INTEREST AT A RATE DETERMINED BY REFERENCE TO THE BASE RATE UNTIL NOTICE TO THE CONTRARY HAS BEEN GIVEN TO AGENT IN ACCORDANCE WITH THIS AGREEMENT AND SUCH NOTICE HAS BECOME EFFECTIVE. EXCEPT AS OTHERWISE PROVIDED HEREIN, THE OUTSTANDING OBLIGATIONS SHALL BEAR INTEREST AS
FOLLOWS:

FOR ALL BASE RATE LOANS AT A FLUCTUATING PER ANNUM RATE EQUAL TO THE BASE RATE PLUS THE APPLICABLE MARGIN; AND

FOR ALL LIBOR RATE LOANS AT A PER ANNUM RATE EQUAL TO THE LIBOR RATE PLUS THE APPLICABLE MARGIN; AND

EACH CHANGE IN THE BASE RATE SHALL BE REFLECTED IN THE INTEREST RATE DESCRIBED IN (i) ABOVE AS OF THE EFFECTIVE DATE OF SUCH CHANGE. ALL INTEREST CHARGES SHALL BE COMPUTED ON THE BASIS OF A YEAR OF 360 DAYS AND ACTUAL DAYS ELAPSED (WHICH RESULTS IN MORE INTEREST BEING PAID THAN IF COMPUTED ON THE BASIS OF A 365-DAY
YEAR). INTEREST ACCRUED ON ALL BASE RATE LOANS WILL BE PAYABLE IN ARREARS ON THE FIRST DAY OF EACH MONTH HEREAFTER AND INTEREST ACCRUED ON ALL LIBOR RATE LOANS SHALL BE PAYABLE ON THE LIBOR INTEREST PAYMENT DATE THEREFOR.

DEFAULT RATE. IF ANY DEFAULT OR EVENT OF DEFAULT OCCURS AND IS CONTINUING AND THE MAJORITY LENDERS IN THEIR DISCRETION SO ELECT, THEN, WHILE ANY SUCH DEFAULT OR EVENT OF DEFAULT IS OUTSTANDING, ALL OF THE OBLIGATIONS SHALL BEAR INTEREST AT THE DEFAULT RATE APPLICABLE THERETO AND SUCH INTEREST SHALL BE PAYABLE UPON DEMAND.

CONVERSION AND CONTINUATION ELECTIONS.

EACH BORROWER MAY, UPON AND AFTER THE COMMENCEMENT OF THE FIRST MARGIN ADJUSTMENT PERIOD AND UPON IRREVOCABLE WRITTEN NOTICE TO AGENT IN ACCORDANCE WITH SECTION 3.2(b):

ELECT, AS OF ANY BUSINESS DAY (EXCEPT WHEN THE APPLICABLE MARGIN IS LEVEL 3), IN THE CASE OF BASE RATE LOANS (OTHER THAN SWING LOANS OR AGENT ADVANCES) TO CONVERT ANY SUCH LOANS (OR ANY PART THEREOF IN AN AMOUNT NOT LESS THAN $5,000,000, OR THAT IS IN AN INTEGRAL MULTIPLE OF $1,000,000 IN EXCESS THEREOF) INTO LIBOR RATE LOANS; OR

ELECT, AS OF THE LAST DAY OF THE APPLICABLE INTEREST PERIOD (EXCEPT WHEN THE APPLICABLE MARGIN IS LEVEL 3), TO CONTINUE ANY LIBOR RATE LOANS HAVING INTEREST PERIODS EXPIRING ON SUCH DAY (OR ANY PART THEREOF IN AN AMOUNT NOT LESS THAN $5,000,000, OR THAT IS IN AN INTEGRAL MULTIPLE OF $1,000,000 IN EXCESS THEREOF);

PROVIDED, THAT IF AT ANY TIME THE AGGREGATE AMOUNT OF LIBOR RATE LOANS IN RESPECT OF ANY BORROWING IS REDUCED, BY PAYMENT, PREPAYMENT, OR CONVERSION OF PART THEREOF TO BE LESS THAN $5,000,000, SUCH LIBOR RATE LOANS SHALL AUTOMATICALLY CONVERT INTO BASE RATE LOANS, AND ON AND AFTER SUCH DATE THE RIGHT OF BORROWERS TO CONTINUE SUCH LOANS AS, AND CONVERT SUCH LOANS INTO, LIBOR RATE LOANS, AS THE CASE MAY BE, SHALL TERMINATE.

A BORROWER SHALL DELIVER A NOTICE IN THE FORM OF EXHIBIT E (A "NOTICE OF CONVERSION/CONTINUATION"), TO BE RECEIVED BY AGENT NOT LATER THAN 11:00 A.M. (NEW YORK CITY TIME) AT LEAST THREE (3) BUSINESS DAYS IN ADVANCE OF THE CONVERSION/CONTINUATION DATE, IF THE LOANS ARE TO BE CONVERTED INTO OR CONTINUED AS LIBOR RATE LOANS AND SPECIFYING:

THE PROPOSED CONVERSION/CONTINUATION DATE; AND

THE AGGREGATE AMOUNT OF LOANS TO BE CONVERTED OR RENEWED.

IF UPON THE EXPIRATION OF ANY INTEREST PERIOD APPLICABLE TO LIBOR RATE LOANS, BORROWERS HAVE FAILED TO SELECT TIMELY A NEW INTEREST PERIOD TO BE APPLICABLE TO LIBOR RATE LOANS OR IF ANY DEFAULT OR EVENT OF DEFAULT THEN EXISTS, BORROWERS SHALL BE DEEMED TO HAVE ELECTED TO CONVERT SUCH LIBOR RATE LOANS INTO BASE RATE LOANS EFFECTIVE AS OF THE EXPIRATION DATE OF SUCH INTEREST PERIOD.

AGENT WILL PROMPTLY NOTIFY EACH LENDER OF ITS RECEIPT OF A NOTICE OF CONVERSION/CONTINUATION. ALL CONVERSIONS AND CONTINUATIONS SHALL BE MADE RATABLY ACCORDING TO THE RESPECTIVE OUTSTANDING PRINCIPAL AMOUNTS OF THE LOANS WITH RESPECT TO WHICH THE NOTICE WAS GIVEN HELD BY EACH LENDER.

DURING THE EXISTENCE OF A DEFAULT OR EVENT OF DEFAULT, NO BORROWER MAY ELECT TO HAVE A LOAN CONVERTED INTO OR CONTINUED AS A LIBOR RATE LOAN.

AFTER GIVING EFFECT TO ANY CONVERSION OR CONTINUATION OF LOANS, THERE MAY NOT BE MORE THAN SIX (6) DIFFERENT INTEREST PERIODS FOR LIBOR RATE LOANS IN EFFECT.

MAXIMUM INTEREST RATE.

         In no event shall any interest rate provided for hereunder exceed the maximum rate legally chargeable under applicable law for loans of the type provided for hereunder (the "Maximum Rate"). If, in any month, any interest rate, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that month shall be the Maximum Rate, and, if in future months, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this Section 3.3, have been paid or accrued if the interest rates otherwise set forth in this Agreement had at all times been in effect, then Borrowers shall, to the extent permitted by applicable law, pay Agent, for the account of Lenders, an amount equal to the difference between (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have accrued had the interest rates otherwise set forth in this Agreement, at all times, been in effect and (b) the amount of interest actually paid or accrued under this Agreement. In the event that a court determines that Agent and/or any Lender has received interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations other than interest, in the inverse order of maturity, and if there are no Obligations outstanding, Agent and/or such Lender shall refund to Borrowers such excess.

CLOSING AND OTHER FEES.

            Borrowers agree to pay Agent, for the account of Agent those fees and other compensation set forth in that certain fee letter entered into between ACC and SEHI dated the Closing Date (the "Fee Letter").


UNUSED LINE FEE.

            Until the Obligations have been paid in full and the Agreement terminated, Borrowers agree to pay, on the first day of each month and on the Termination Date, to Agent, for the ratable account of Lenders, an unused line fee equal to the product of the Applicable Unused Line Fee per annum multiplied by the average daily amount by which the Maximum Revolver Amount exceeded the sum of the average daily outstanding amount of Revolving Loans (other than Agent Advances), and the undrawn face amount of all outstanding Letters of Credit during the immediately preceding month or shorter period if calculated on the Termination Date. The unused line fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.


LETTER OF CREDIT FEE.

            Borrowers agree to pay to Agent, for the ratable account of Lenders, for each Letter of Credit, a fee (the "Letter of Credit Fee") equal to (a) the Applicable Letter of Credit Margin of the undrawn face amount of each Standby Letter of Credit issued for any Borrower's account at a Borrower's request and
(b) one and one-half percent (1.50%) of the face amount of each Documentary Letter of Credit issued for a Borrower's account at any Borrower's request, plus, in each case, all out-of-pocket costs, fees and expenses incurred by Agent in connection with the application for, issuance of, or amendment to any Letter of Credit, which costs, fees and expenses will also include a "fronting fee" payable to the issuing bank of one-quarter of one percent (0.25%) of the face amount of all Letters of Credit in the case of all Letters of Credit. The Letter of Credit Fee shall be payable monthly in arrears on the first day of each month following any month in which a Letter of Credit was issued and/or in which a Letter of Credit remains outstanding. The Letter of Credit Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.


PAYMENTS AND PREPAYMENTS

REVOLVING LOANS.

            Borrowers shall repay the outstanding principal balance of the Revolving Loans, plus all accrued but unpaid interest thereon, on the Termination Date. Borrowers may prepay Revolving Loans at any time, and reborrow subject to the terms of this Agreement; provided, however, that with respect to any LIBOR Rate Loans prepaid by Borrowers prior to the expiration date of the Interest Period applicable thereto, Borrowers promise to pay to Agent for the ratable account of Lenders the amounts described in Section 5.4. In addition, and without limiting the generality of the foregoing, each Borrower promises to pay to Agent, for the ratable account of Lenders, the amount, without duplication, by which the sum of outstanding Revolving Loans made to such Borrower, the aggregate undrawn amounts of all outstanding Letters of Credit issued for the account of such Borrower and the amount of all unpaid reimbursement obligations with respect to the Letters of Credit exceeds the Availability of such Borrower (with Availability being determined for purposes of this sentence as if clause (b) of such defined term were zero (-0-)).


TERMINATION OF FACILITY.

            Borrowers may terminate this Agreement upon at least thirty (30) Business Days' notice to Agent and Lenders, upon (a) the payment in full of all outstanding Revolving Loans, together with accrued interest thereon, and the cancellation of all outstanding Letters of Credit, (b) the prepayment in full of the Term Loans, together with accrued interest thereon, (c) the payment of the early termination fee set forth in the Fee Letter, (d) the payment in full in cash of all other Obligations together with accrued interest thereon, and (e) with respect to any LIBOR Rate Loans prepaid in connection with such termination prior to the expiration date of the Interest Period applicable thereto, the payment of the amounts described in Section 5.4.


SCHEDULED TERM LOAN REPAYMENT.

            Borrowers shall be required to repay the principal amount of Term Loans, plus all accrued but unpaid interest thereon, on the Termination Date.


VOLUNTARY PREPAYMENTS OF THE TERM LOANS.

            Borrowers may prepay the principal of the Term Loans in whole or in part (subject to a minimum amount of $1,000,000 or an integral multiple of $100,000 in excess thereof and provided Borrowers may not prepay any portion of the Term Loans so long as any Revolving Loans are outstanding), at any time and from time to time upon (a) at least five (5) Business Days' prior written notice to Agent and Lenders, and (b) payment of, with respect to any LIBOR Rate Loans to be prepaid prior to the expiration date of the Interest Period applicable thereto, the amounts described in Section 5.4. All voluntary prepayments of the principal of the Term Loans shall be accompanied by the payment of all accrued but unpaid interest on the Term Loans to the date of prepayment. Amounts prepaid in respect of the Term Loans pursuant to this Section 4.4 may not be reborrowed.


MANDATORY PREPAYMENTS OF THE TERM LOANS.

            If the Maximum Revolver Amount has been reduced to zero (-0-) and any amounts described in clause (b) of the definition of "Maximum Revolver Amount" have not been applied to reduce the Maximum Revolver Amount, Borrowers shall prepay the Term Loans in the amount of such unapplied amounts.

            If the sum of the outstanding Revolving Loans, the aggregate undrawn amounts of all outstanding Letters of Credit and the amount of all unpaid reimbursement obligations with respect to Letters of Credit equals zero (-0-) and the outstanding principal balance of the Term Loans exceed aggregate Availability of all Borrowers, Borrowers shall prepay the Term Loans in the amount of such excess.

            Amounts prepaid in respect of the Term Loans pursuant to this
Section 4.5 may not be reborrowed. If SEHI repays any portion of the Term Loans, the Availability generated by the Eligible Real Estate and fixtures located in Alabama may not exceed the outstanding balance of the Term Loans. In connection with any such prepayment, if any LIBOR Term Loans are prepaid prior to the expiration date of the Interest Period applicable thereto, Borrowers shall pay to Lenders the amounts described in Section 5.4.


PAYMENTS BY BORROWERS.

            All payments to be made by Borrowers shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by Borrowers shall be made to Agent for the account of Lenders at Agent's address set forth in Section 15.8, and shall be made in Dollars and in immediately available funds, no later than 11:00 a.m. (Central time) on the date specified herein. Any payment received by Agent later than 2:00 p.m. (Central time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.


SUBJECT TO THE PROVISIONS SET FORTH IN THE DEFINITION OF "INTEREST PERIOD" HEREIN, WHENEVER ANY PAYMENT IS DUE ON A DAY OTHER THAN A BUSINESS DAY, SUCH PAYMENT SHALL BE MADE ON THE FOLLOWING BUSINESS DAY, AND SUCH EXTENSION OF TIME SHALL IN SUCH CASE BE INCLUDED IN THE COMPUTATION OF INTEREST OR FEES, AS THE CASE MAY BE.

UNLESS AGENT RECEIVES NOTICE FROM A BORROWER PRIOR TO THE DATE ON WHICH ANY PAYMENT IS DUE TO LENDERS THAT BORROWERS WILL NOT MAKE SUCH PAYMENT IN FULL AS AND WHEN REQUIRED, AGENT MAY ASSUME THAT BORROWERS HAVE MADE SUCH PAYMENT IN FULL TO AGENT ON SUCH DATE IN IMMEDIATELY AVAILABLE FUNDS AND AGENT MAY (BUT SHALL NOT BE SO REQUIRED), IN RELIANCE UPON SUCH ASSUMPTION, DISTRIBUTE TO EACH LENDER ON SUCH DUE DATE AN AMOUNT EQUAL TO THE AMOUNT THEN DUE SUCH LENDER. IF AND TO THE EXTENT BORROWERS HAVE NOT MADE SUCH PAYMENT IN FULL TO AGENT, EACH LENDER SHALL REPAY TO AGENT ON DEMAND SUCH AMOUNT DISTRIBUTED TO SUCH LENDER, TOGETHER WITH INTEREST THEREON AT THE FEDERAL FUNDS RATE FOR EACH DAY FROM THE DATE SUCH AMOUNT IS DISTRIBUTED TO SUCH LENDER UNTIL THE DATE REPAID.

PAYMENTS AS REVOLVING LOANS.

            All payments of principal, interest, reimbursement obligations in connection with Letters of Credit, fees, premiums and other sums payable hereunder, including all reimbursement for expenses pursuant to Section 15.7, may, at the option of Agent, in its sole discretion, subject only to the terms of this Section 4.7, be paid from the proceeds of Revolving Loans made hereunder, whether made following a request by a Borrower pursuant to Section
2.2 or a deemed request as provided in this Section 4.7. Each Borrower hereby irrevocably authorizes Agent to charge the Loan Account for the purpose of paying principal, interest, reimbursement obligations in connection with Letters of Credit, fees, premiums and other sums payable hereunder, including reimbursing expenses pursuant to Section 15.7, and agrees that all such amounts charged shall constitute Revolving Loans (including Swing Loans and Agent Advances) and that all such Revolving Loans so made shall be deemed to have been requested by such Borrower pursuant to Section 2.2.


APPORTIONMENT, APPLICATION AND REVERSAL OF PAYMENTS.

            Aggregate principal and interest payments shall be apportioned ratably among Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among Lenders. All payments shall be remitted to Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts or other Collateral received by Agent, shall be applied, ratably, subject to the provisions of this Agreement, first, to pay any fees, indemnities or expense reimbursements then due to Agent from Borrowers; second, to pay any fees or expense reimbursements then due to Lenders from Borrowers; third, to pay interest due in respect of all Revolving Loans, including Swing Loans and Agent Advances; fourth, to pay or prepay principal of the Swing Loans and Agent Advances; fifth, to pay or prepay principal of the Revolving Loans (other than Swing Loans and Agent Advances) and unpaid reimbursement obligations in respect of Letters of Credit; sixth, to pay or prepay principal of the Term Loan; and seventh, to the payment of any other Obligation due to Agent or any Lender by a Borrower. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by a Borrower, or unless an Event of Default is outstanding, neither Agent nor any Lender shall apply any payments which it receives to any LIBOR Rate Loan, except (a) on the expiration date of the Interest Period applicable to any such LIBOR Rate Loan, or (b) in the event, and only to the extent, that there are no outstanding Base Rate Loans. Agent shall promptly distribute to each Lender, pursuant to the applicable wire transfer instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided for in Section 2.2(j). Agent shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations.


INDEMNITY FOR RETURNED PAYMENTS.

            If, after receipt of any payment of, or proceeds applied to the payment of, all or any part of the Obligations, Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person, because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continue and this Agreement shall continue in full force as if such payment or proceeds had not been received by Agent or such Lender, and Borrowers shall be liable to pay to Agent, and hereby do indemnify Agent and Lenders and hold Agent and Lenders harmless for, the amount of such payment or proceeds surrendered. The provisions of this Section 4.9 shall be and remain effective notwithstanding any contrary action which may have been taken by Agent or any Lender in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to Agent's and Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this Section 4.9 shall survive the termination of this Agreement.


AGENT'S AND LENDERS' BOOKS AND RECORDS; MONTHLY STATEMENTS.

            Each Borrower agrees that Agent's and each Lender's books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof, irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. Agent will provide to Borrowers a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate, and binding on Borrowers and an account stated (except for reversals and reapplications of payments made as provided in Section 4.8 and corrections of errors discovered by Agent), unless a Borrower notifies Agent in writing to the contrary within sixty (60) days after such statement is rendered. In the event a timely written notice of objections is given by a Borrower, only the items to which exception is expressly made will be considered to be disputed by a Borrower.

TAXES, YIELD PROTECTION AND ILLEGALITY

TAXES.

ANY AND ALL PAYMENTS BY ANY BORROWER TO EACH LENDER OR AGENT UNDER THIS AGREEMENT AND ANY OTHER LOAN DOCUMENT SHALL BE MADE FREE AND CLEAR OF, AND WITHOUT DEDUCTION OR WITHHOLDING FOR ANY TAXES. IN ADDITION, BORROWERS SHALL PAY ALL OTHER TAXES.

EACH BORROWER AGREES TO INDEMNIFY AND HOLD HARMLESS EACH LENDER AND AGENT FOR THE FULL AMOUNT OF TAXES OR OTHER TAXES (INCLUDING ANY TAXES OR OTHER TAXES IMPOSED BY ANY JURISDICTION ON AMOUNTS PAYABLE UNDER THIS SECTION) PAID BY THE LENDER OR AGENT AND ANY LIABILITY (INCLUDING PENALTIES, INTEREST, ADDITIONS TO TAX AND EXPENSES) ARISING THEREFROM OR WITH RESPECT THERETO, WHETHER OR NOT SUCH TAXES OR OTHER TAXES WERE CORRECTLY OR LEGALLY ASSERTED. PAYMENT UNDER THIS INDEMNIFICATION SHALL BE MADE WITHIN THIRTY (30) DAYS AFTER THE DATE THE LENDER OR AGENT MAKES WRITTEN DEMAND THEREFOR.

IF ANY BORROWER SHALL BE REQUIRED BY LAW TO DEDUCT OR WITHHOLD ANY TAXES OR OTHER TAXES FROM OR IN RESPECT OF ANY SUM PAYABLE HEREUNDER TO ANY LENDER OR AGENT, THEN:

THE SUM PAYABLE SHALL BE INCREASED AS NECESSARY SO THAT AFTER MAKING ALL REQUIRED DEDUCTIONS AND WITHHOLDINGS (INCLUDING DEDUCTIONS AND WITHHOLDINGS APPLICABLE TO ADDITIONAL SUMS PAYABLE UNDER THIS SECTION) SUCH LENDER OR AGENT, AS THE CASE MAY BE, RECEIVES AN AMOUNT EQUAL TO THE SUM IT WOULD HAVE RECEIVED HAD NO SUCH DEDUCTIONS OR WITHHOLDINGS BEEN MADE;

SUCH BORROWER SHALL MAKE SUCH DEDUCTIONS AND WITHHOLDINGS;

SUCH BORROWER SHALL PAY THE FULL AMOUNT DEDUCTED OR WITHHELD TO THE RELEVANT TAXING AUTHORITY OR OTHER AUTHORITY IN ACCORDANCE WITH APPLICABLE LAW; AND

SUCH BORROWER SHALL ALSO PAY TO EACH LENDER OR AGENT FOR THE ACCOUNT OF SUCH LENDER, AT THE TIME INTEREST IS PAID, ALL ADDITIONAL AMOUNTS WHICH THE RESPECTIVE LENDER SPECIFIES AS NECESSARY TO PRESERVE THE AFTER-TAX YIELD THE LENDER WOULD HAVE RECEIVED IF SUCH TAXES OR OTHER TAXES HAD NOT BEEN IMPOSED.

WITHIN THIRTY (30) DAYS AFTER THE DATE OF ANY PAYMENT BY ANY BORROWER OF TAXES OR OTHER TAXES, SUCH BORROWER SHALL FURNISH AGENT THE ORIGINAL OR A CERTIFIED COPY OF A RECEIPT EVIDENCING PAYMENT THEREOF, OR OTHER EVIDENCE OF PAYMENT SATISFACTORY TO AGENT.

IF ANY BORROWER IS REQUIRED TO PAY ADDITIONAL AMOUNTS TO ANY LENDER OR AGENT PURSUANT TO SUBSECTION (c) OF THIS SECTION, THEN SUCH LENDER SHALL USE REASONABLE EFFORTS (CONSISTENT WITH LEGAL AND REGULATORY RESTRICTIONS) TO CHANGE ITS LENDING OFFICE TO ANOTHER OFFICE OF SUCH LENDER SO AS TO ELIMINATE ANY SUCH ADDITIONAL PAYMENT BY SUCH BORROWER WHICH MAY

THEREAFTER ACCRUE, IF SUCH CHANGE IN THE JUDGMENT OF SUCH LENDER IS NOT OTHERWISE DISADVANTAGEOUS TO SUCH LENDER.

ILLEGALITY.

IF ANY LENDER DETERMINES THAT THE INTRODUCTION OF ANY REQUIREMENT OF LAW, OR ANY CHANGE IN ANY REQUIREMENT OF LAW, OR IN THE INTERPRETATION OR ADMINISTRATION OF ANY REQUIREMENT OF LAW, HAS MADE IT UNLAWFUL, OR THAT ANY CENTRAL BANK OR OTHER GOVERNMENTAL AUTHORITY HAS ASSERTED THAT IT IS UNLAWFUL, FOR ANY LENDER OR ITS APPLICABLE LENDING OFFICE TO MAKE LIBOR RATE LOANS, THEN, ON NOTICE THEREOF BY THE LENDER TO BORROWERS THROUGH AGENT, ANY OBLIGATION OF THAT LENDER TO MAKE LIBOR RATE LOANS SHALL BE SUSPENDED UNTIL THE LENDER NOTIFIES AGENT AND BORROWERS THAT THE CIRCUMSTANCES GIVING RISE TO SUCH DETERMINATION NO LONGER EXIST.

IF A LENDER DETERMINES THAT IT IS UNLAWFUL TO MAINTAIN ANY LIBOR RATE LOAN, BORROWERS SHALL, UPON ITS RECEIPT OF NOTICE OF SUCH FACT AND DEMAND FROM SUCH LENDER (WITH A COPY TO AGENT), PREPAY IN FULL SUCH LIBOR RATE LOANS OF THAT LENDER THEN OUTSTANDING, TOGETHER WITH INTEREST ACCRUED THEREON AND AMOUNTS REQUIRED UNDER SECTION 5.4, EITHER ON THE LAST DAY OF THE INTEREST PERIOD THEREOF, IF THE LENDER MAY LAWFULLY CONTINUE TO MAINTAIN SUCH LIBOR RATE LOANS TO SUCH DAY, OR IMMEDIATELY, IF THE LENDER MAY NOT LAWFULLY CONTINUE TO MAINTAIN SUCH LIBOR RATE LOAN. IF BORROWERS ARE REQUIRED TO SO PREPAY ANY LIBOR RATE LOAN, THEN CONCURRENTLY WITH SUCH PREPAYMENT, BORROWERS SHALL BORROW FROM THE AFFECTED LENDER, IN THE AMOUNT OF SUCH REPAYMENT, A BASE RATE LOAN.

INCREASED COSTS AND REDUCTION OF RETURN.

IF ANY LENDER DETERMINES THAT, DUE TO EITHER (i) THE INTRODUCTION OF OR ANY CHANGE IN THE INTERPRETATION OF ANY LAW OR REGULATION OR (ii) THE COMPLIANCE BY THAT LENDER WITH ANY GUIDELINE OR REQUEST FROM ANY CENTRAL BANK OR OTHER GOVERNMENTAL AUTHORITY (WHETHER OR NOT HAVING THE FORCE OF LAW), THERE SHALL BE ANY INCREASE IN THE COST TO SUCH LENDER OF AGREEING TO MAKE OR MAKING, FUNDING OR MAINTAINING ANY LIBOR RATE LOANS, THEN BORROWERS SHALL BE LIABLE FOR, AND SHALL FROM TIME TO TIME, UPON DEMAND (WITH A COPY OF SUCH DEMAND TO BE SENT TO AGENT), PAY TO AGENT FOR THE ACCOUNT OF SUCH LENDER, ADDITIONAL AMOUNTS AS ARE SUFFICIENT TO COMPENSATE SUCH LENDER FOR SUCH INCREASED COSTS.

IF ANY LENDER SHALL HAVE DETERMINED THAT (i) THE INTRODUCTION OF ANY CAPITAL ADEQUACY REGULATION, (ii) ANY CHANGE IN ANY CAPITAL ADEQUACY REGULATION, (iii) ANY CHANGE IN THE INTERPRETATION OR ADMINISTRATION OF ANY CAPITAL ADEQUACY REGULATION BY ANY CENTRAL BANK OR OTHER GOVERNMENTAL AUTHORITY CHARGED WITH THE INTERPRETATION OR ADMINISTRATION THEREOF, OR (iv) COMPLIANCE BY THE LENDER OR ANY CORPORATION OR OTHER ENTITY CONTROLLING THE LENDER WITH ANY CAPITAL ADEQUACY REGULATION, AFFECTS OR WOULD AFFECT THE AMOUNT OF CAPITAL REQUIRED OR EXPECTED TO BE MAINTAINED BY THE LENDER OR ANY CORPORATION OR OTHER ENTITY CONTROLLING THE LENDER AND (TAKING INTO CONSIDERATION SUCH LENDER'S OR SUCH CORPORATION'S OR OTHER ENTITY'S POLICIES WITH RESPECT TO CAPITAL ADEQUACY AND SUCH LENDER'S DESIRED RETURN ON CAPITAL) DETERMINES THAT THE AMOUNT OF SUCH CAPITAL IS INCREASED AS A CONSEQUENCE OF ITS COMMITMENT(S), LOANS, CREDITS OR OBLIGATIONS UNDER THIS AGREEMENT,

THEN, UPON DEMAND OF SUCH LENDER TO BORROWERS THROUGH AGENT, BORROWERS SHALL PAY TO THE LENDER, FROM TIME TO TIME AS SPECIFIED BY THE LENDER, ADDITIONAL AMOUNTS SUFFICIENT TO COMPENSATE THE LENDER FOR SUCH INCREASE.

FUNDING LOSSES.

            Borrowers shall reimburse each Lender and hold each Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence of:


THE FAILURE OF BORROWERS TO MAKE ON A TIMELY BASIS ANY PAYMENT OF PRINCIPAL OF ANY LIBOR RATE LOAN;

THE FAILURE OF BORROWERS TO BORROW, CONTINUE OR CONVERT A LOAN AFTER A BORROWER HAS GIVEN (OR IS DEEMED TO HAVE GIVEN) A NOTICE OF BORROWING OR A NOTICE OF CONVERSION/ CONTINUATION; OR

THE PREPAYMENT OR OTHER PAYMENT (INCLUDING AFTER ACCELERATION THEREOF) OF AN LIBOR RATE LOAN ON A DAY THAT IS NOT THE LAST DAY OF THE RELEVANT INTEREST PERIOD, INCLUDING ANY SUCH LOSS OR EXPENSE ARISING FROM THE LIQUIDATION OR REEMPLOYMENT OF FUNDS OBTAINED BY IT TO MAINTAIN ITS LIBOR RATE LOANS OR FROM FEES PAYABLE TO TERMINATE THE DEPOSITS FROM WHICH SUCH FUNDS WERE OBTAINED.

INABILITY TO DETERMINE RATES.

            If Agent determines that for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan, or that the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to Lenders of funding such Loan, Agent will promptly so notify the requesting Borrower and each Lender. Thereafter, the obligation of Lenders to make or maintain LIBOR Rate Loans hereunder shall be suspended until Agent revokes such notice in writing. Upon receipt of such notice, the requesting Borrower may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the requesting Borrower does not revoke such notice, Lenders shall make, convert or continue the Loans, as proposed by the requesting Borrower, in the amount specified in the applicable notice submitted by such Borrower, but such Loans shall be made, converted or continued as Base Rate Loans instead of LIBOR Rate Loans.


CERTIFICATES OF LENDERS.

            Any Lender claiming reimbursement or compensation under this Article 5 shall deliver to Borrowers (with a copy to Agent) a certificate setting forth in reasonable detail the amount payable to the Lender hereunder and such certificate shall be conclusive and binding on Borrowers in the absence of manifest error.


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SURVIVAL.

            The agreements and obligations of Borrowers in this Article 5 shall survive the payment of all other Obligations.



COLLATERAL

GRANT OF SECURITY INTEREST.

AS SECURITY FOR ALL PRESENT AND FUTURE OBLIGATIONS, EACH BORROWER HEREBY GRANTS TO AGENT, FOR THE BENEFIT OF AGENT AND LENDERS, A CONTINUING SECURITY INTEREST IN, LIEN ON, AND RIGHT OF SET-OFF AGAINST, ALL OF THE FOLLOWING PROPERTY OF SUCH BORROWER, WHETHER NOW OWNED OR EXISTING OR HEREAFTER ACQUIRED OR ARISING, REGARDLESS OF WHERE LOCATED:

ALL ACCOUNTS;

ALL INVENTORY;

ALL CONTRACT RIGHTS, LETTERS OF CREDIT AND LETTER OF CREDIT RIGHTS, CHATTEL PAPER (ELECTRONIC OR OTHERWISE), INSTRUMENTS, NOTES, DOCUMENTS, AND DOCUMENTS OF TITLE;

ALL GENERAL INTANGIBLES;

ALL EQUIPMENT;

ALL MONEY AND INVESTMENT PROPERTY;

ALL DEPOSIT ACCOUNTS, CREDITS AND BALANCES WITH AND OTHER CLAIMS AGAINST AGENT OR ANY LENDER OR ANY OF ITS AFFILIATES OR ANY OTHER FINANCIAL INSTITUTION IN WHICH SUCH BORROWER MAINTAINS DEPOSITS;

ALL BOOKS, RECORDS AND OTHER PROPERTY RELATED TO OR REFERRING TO ANY OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, BOOKS, RECORDS, ACCOUNT LEDGERS, DATA PROCESSING RECORDS, COMPUTER SOFTWARE AND OTHER PROPERTY AND GENERAL INTANGIBLES AT ANY TIME EVIDENCING OR RELATING TO ANY OF THE FOREGOING; AND

ALL ACCESSIONS TO, SUBSTITUTIONS FOR AND REPLACEMENTS, PRODUCTS AND PROCEEDS OF ANY OF THE FOREGOING, INCLUDING, BUT NOT LIMITED TO, PROCEEDS OF ANY INSURANCE POLICIES, CLAIMS AGAINST THIRD PARTIES, AND CONDEMNATION OR REQUISITION PAYMENTS WITH RESPECT TO ALL OR ANY OF THE FOREGOING.

All of the foregoing, together with the Real Estate covered by the Mortgage(s), and all other property of any Borrower or any other Loan Party in which Agent or any Lender may at any time be granted a Lien, is herein collectively referred to as the "Collateral." Notwithstanding


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the foregoing, the Collateral shall not include SEHI's interest in Wood Perfect of Alabama, Wood Perfect of Texas, Lamraft, L.P. and Ridge Pointe Manufacturing, L.L.C.


AS SECURITY FOR ALL OBLIGATIONS, EACH BORROWER THAT HAS A FEE INTEREST IN THE REAL ESTATE AND THE PREMISES SHALL SIMULTANEOUSLY HEREWITH EXECUTE AND DELIVER TO AGENT THE MORTGAGE(S) TO GRANT TO AGENT, FOR THE RATABLE BENEFIT OF AGENT AND LENDERS, A CONTINUING MORTGAGE LIEN ON THE REAL ESTATE AND PREMISES.

ALL OF THE OBLIGATIONS SHALL BE SECURED BY ALL OF THE COLLATERAL.

PERFECTION AND PROTECTION OF SECURITY INTEREST.

EACH BORROWER SHALL, AT ITS EXPENSE, PERFORM ALL STEPS REQUESTED BY AGENT AT ANY TIME TO PERFECT, MAINTAIN, PROTECT, AND ENFORCE AGENT'S LIENS, INCLUDING, WITHOUT LIMITATION: (i) EXECUTING, DELIVERING AND/OR FILING AND RECORDING OF THE MORTGAGE(S) AND EXECUTING AND FILING FINANCING OR CONTINUATION STATEMENTS, AND AMENDMENTS THEREOF, IN FORM AND SUBSTANCE SATISFACTORY TO AGENT; (ii) DELIVERING TO AGENT THE ORIGINALS OF ALL INSTRUMENTS, DOCUMENTS, AND CHATTEL PAPER, AND ALL OTHER COLLATERAL OF WHICH AGENT DETERMINES IT SHOULD HAVE PHYSICAL POSSESSION IN ORDER TO PERFECT AND PROTECT AGENT'S SECURITY INTEREST THEREIN, DULY PLEDGED, ENDORSED OR ASSIGNED TO AGENT WITHOUT RESTRICTION; (iii) DELIVERING TO AGENT WAREHOUSE RECEIPTS COVERING ANY PORTION OF THE COLLATERAL LOCATED IN WAREHOUSES AND FOR WHICH WAREHOUSE RECEIPTS ARE ISSUED; (iv) WHEN AN EVENT OF DEFAULT EXISTS, TRANSFERRING INVENTORY TO WAREHOUSES DESIGNATED BY AGENT; (v) PLACING NOTATIONS ON SUCH BORROWER'S BOOKS OF ACCOUNT TO DISCLOSE AGENT'S SECURITY INTEREST; (vii) DELIVERING TO AGENT ALL LETTERS OF CREDIT ON WHICH SUCH BORROWER IS NAMED BENEFICIARY; AND (viii) TAKING SUCH OTHER STEPS AS ARE DEEMED NECESSARY OR DESIRABLE BY AGENT TO MAINTAIN AND PROTECT AGENT'S LIENS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, AGENT MAY FILE, WITHOUT ANY BORROWER'S SIGNATURE, ONE OR MORE FINANCING STATEMENTS DISCLOSING AGENT'S LIENS. EACH BORROWER AGREES THAT A CARBON, PHOTOGRAPHIC, PHOTOSTATIC, OR OTHER REPRODUCTION OF THIS AGREEMENT OR OF A FINANCING STATEMENT IS SUFFICIENT AS A FINANCING STATEMENT.

IF ANY COLLATERAL IS AT ANY TIME IN THE POSSESSION OR CONTROL OF ANY WAREHOUSEMAN, BAILEE OR ANY OF THE AGENTS OR PROCESSORS OF A BORROWER, THEN SUCH BORROWER SHALL NOTIFY AGENT THEREOF AND SHALL NOTIFY SUCH PERSON OF AGENT'S SECURITY INTEREST IN SUCH COLLATERAL AND, UPON AGENT'S REQUEST, INSTRUCT SUCH PERSON TO HOLD ALL SUCH COLLATERAL FOR AGENT'S ACCOUNT SUBJECT TO AGENT'S INSTRUCTIONS. IF AT ANY TIME ANY COLLATERAL IS LOCATED ON ANY OPERATING FACILITY OF ANY BORROWER WHICH IS NOT OWNED BY A BORROWER, THEN SUCH BORROWER SHALL, AT THE REQUEST OF AGENT, OBTAIN WRITTEN WAIVERS, IN FORM AND SUBSTANCE SATISFACTORY TO AGENT, OF ALL PRESENT AND FUTURE LIENS TO WHICH THE OWNER OR LESSOR OF SUCH PREMISES MAY BE ENTITLED TO ASSERT AGAINST THE COLLATERAL.

FROM TIME TO TIME, EACH BORROWER SHALL, UPON AGENT'S REQUEST, EXECUTE AND DELIVER CONFIRMATORY WRITTEN INSTRUMENTS PLEDGING TO AGENT, FOR THE RATABLE BENEFIT OF AGENT AND LENDERS, THE COLLATERAL WITH RESPECT TO SUCH BORROWER, BUT A BORROWER'S FAILURE TO DO SO SHALL NOT AFFECT OR LIMIT AGENT'S SECURITY INTEREST OR AGENT'S OTHER RIGHTS IN AND TO THE


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COLLATERAL WITH RESPECT TO SUCH BORROWER. SO LONG AS THIS AGREEMENT IS IN EFFECT
AND UNTIL ALL OBLIGATIONS HAVE BEEN FULLY SATISFIED, AGENT'S LIENS SHALL
CONTINUE IN FULL FORCE AND EFFECT IN ALL COLLATERAL (WHETHER OR NOT DEEMED ELIGIBLE FOR THE PURPOSE OF CALCULATING THE AVAILABILITY OF ANY BORROWER OR AS THE BASIS FOR ANY ADVANCE, LOAN, EXTENSION OF CREDIT, OR OTHER FINANCIAL ACCOMMODATION).

LOCATION OF COLLATERAL.

            Each Borrower represents and warrants to Agent and Lenders that: (a)
Schedule 6.3 is a correct and complete list of such Borrower's chief executive office, the location of its books and records, the locations of the Collateral, and the locations of all of its other places of business; and (b) Schedule 6.3 correctly identifies any of such facilities and locations that are not owned by a Borrower and sets forth the names of the owners and lessors or sublessors of and, to the best of such Borrower's knowledge, the holders of any mortgages on, such facilities and locations. Each Borrower covenants and agrees that it will not (i) maintain any Collateral at any location other than those locations listed for such Borrower on Schedule 6.3, (ii) otherwise change or add to any of such locations, or (iii) change the location of its chief executive office from the location identified in Schedule 6.3, unless it gives Agent at least thirty
(30) days' prior written notice thereof and executes any and all financing statements and other documents that Agent requests in connection therewith. Without limiting the foregoing, each Borrower represents that all of its Inventory (other than Inventory in transit) is, and covenants that all of its Inventory will be, located either (a) on premises owned by a Borrower, (b) on premises leased by a Borrower, provided, that Agent has received an executed landlord waiver from the landlord of such premises in form and substance satisfactory to Agent, or (c) in a public warehouse, provided, that Agent has received an executed bailee letter from the applicable public warehouseman in form and substance satisfactory to Agent.


TITLE TO, LIENS ON, AND SALE AND USE OF COLLATERAL.

            Each Borrower represents and warrants to Agent and Lenders and agrees with Agent and Lenders that: (a) all of the Collateral with respect to such Borrower is and will continue to be owned by such Borrower free and clear of all Liens whatsoever, except for Permitted Liens; (b) Agent's Liens in the Collateral will not be subject to any prior Lien (other than, with respect to Inventory, only Permitted Liens described in clause (d) of such defined term and other than, with respect to Fixed Assets, Permitted Liens); (c) such Borrower will use, store, and maintain its Collateral with all reasonable care and will use such Collateral for lawful purposes only; and (d) such Borrower will not, without Agent's prior written approval, sell, or dispose of or permit the sale or disposition of any of the Collateral except for sales of Inventory in the ordinary course of business and sales of Equipment as permitted by Section 6.11. The inclusion of proceeds in the Collateral shall not be deemed to constitute Agent's or any Lender's consent to any sale or other disposition of the Collateral except as expressly permitted herein.


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
APPRAISALS AND BUSINESS EVALUATIONS AND VALUATIONS.

            No more frequently that once per year prior to the occurrence of an Event of Default, each Borrower shall, at its expense and upon Agent's request, provide Agent with inventory appraisals or updates thereof from an appraiser, and prepaid on a basis satisfactory to Agent. In addition, whenever a Default or Event of Default exists, each Borrower shall, at its expense and upon Agent's request, provide Agent with (a) appraisals or updates thereof of any or all of the Collateral from an appraiser, and prepared on a basis, satisfactory to Agent, such appraisals and updates to include, without limitation, information required by applicable law and regulation and by the internal policies of Lenders and (b) business evaluations and valuations from persons and prepared on a basis satisfactory to Agent.


ACCESS AND EXAMINATION; CONFIDENTIALITY.

AGENT, ACCOMPANIED BY ANY LENDER WHICH SO ELECTS, MAY, UPON THREE (3) BUSINESS DAYS PRIOR WRITTEN NOTICE, AT ALL REASONABLE TIMES DURING REGULAR BUSINESS HOURS (AND AT ANY TIME WHEN A DEFAULT OR EVENT OF DEFAULT EXISTS) HAVE ACCESS TO, EXAMINE, AUDIT, MAKE EXTRACTS FROM OR COPIES OF AND INSPECT ANY OR ALL OF EACH BORROWER'S RECORDS, FILES, AND BOOKS OF ACCOUNT AND THE COLLATERAL, AND DISCUSS EACH BORROWER'S AFFAIRS WITH SUCH BORROWER'S OFFICERS AND MANAGEMENT. EACH BORROWER WILL DELIVER TO AGENT ANY INSTRUMENT NECESSARY FOR AGENT TO OBTAIN RECORDS FROM ANY SERVICE BUREAU MAINTAINING RECORDS FOR SUCH BORROWER. AGENT MAY, AND AT THE DIRECTION OF THE MAJORITY LENDERS SHALL, AT ANY TIME WHEN A DEFAULT OR EVENT OF DEFAULT EXISTS, AND AT EACH BORROWER'S EXPENSE, MAKE COPIES OF ALL OF SUCH BORROWER'S BOOKS AND RECORDS, OR REQUIRE EACH BORROWER TO DELIVER SUCH COPIES TO AGENT. AGENT MAY, WITHOUT EXPENSE TO AGENT, USE SUCH OF EACH BORROWER'S RESPECTIVE PERSONNEL, SUPPLIES, AND PREMISES AS MAY BE REASONABLY NECESSARY FOR MAINTAINING OR ENFORCING AGENT'S LIENS. AGENT SHALL HAVE THE RIGHT, AT ANY TIME, IN AGENT'S NAME OR IN THE NAME OF A NOMINEE OF AGENT, TO VERIFY THE VALIDITY, AMOUNT OR ANY OTHER MATTER RELATING TO THE ACCOUNTS, INVENTORY, OR OTHER COLLATERAL, BY MAIL, TELEPHONE, OR OTHERWISE. NOTWITHSTANDING THE FOREGOING, PRIOR TO THE OCCURRENCE OF AN EVENT OF DEFAULT, AGENT SHALL NOT CONDUCT MORE THAN TWO (2) FIELD EXAMINATIONS IN ANY FISCAL YEAR. AGENT MAY REQUEST FLOOR PLANNING CHECKS AS IT DEEMS NECESSARY.

EACH BORROWER AGREES THAT, SUBJECT TO SUCH BORROWER'S PRIOR CONSENT FOR USES OTHER THAN IN A TRADITIONAL TOMBSTONE, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED, AGENT AND EACH LENDER MAY USE SUCH BORROWER'S NAME IN ADVERTISING AND PROMOTIONAL MATERIAL AND IN CONJUNCTION THEREWITH DISCLOSE THE GENERAL TERMS OF THIS AGREEMENT. AGENT AND EACH LENDER AGREE TO TAKE NORMAL AND REASONABLE PRECAUTIONS AND EXERCISE DUE CARE TO MAINTAIN THE CONFIDENTIALITY OF ALL INFORMATION IDENTIFIED AS "CONFIDENTIAL" OR "SECRET" BY ANY BORROWER AND PROVIDED TO AGENT OR SUCH LENDER BY OR ON BEHALF OF SUCH BORROWER, UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, AND NEITHER AGENT, NOR SUCH LENDER NOR ANY OF THEIR RESPECTIVE AFFILIATES SHALL USE ANY SUCH INFORMATION OTHER THAN IN CONNECTION WITH OR IN ENFORCEMENT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, EXCEPT TO THE EXTENT THAT SUCH INFORMATION (i) WAS OR BECOMES GENERALLY AVAILABLE TO THE PUBLIC OTHER THAN AS A RESULT OF DISCLOSURE BY AGENT OR SUCH LENDER, OR (ii) WAS OR BECOMES AVAILABLE ON A NONCONFIDENTIAL BASIS FROM A SOURCE OTHER THAN A BORROWER, PROVIDED, THAT


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SUCH SOURCE IS NOT BOUND BY A CONFIDENTIALITY AGREEMENT WITH SUCH BORROWER KNOWN
TO AGENT OR SUCH LENDER; PROVIDED, HOWEVER, THAT AGENT AND ANY LENDER MAY DISCLOSE SUCH INFORMATION (1) AT THE REQUEST OR PURSUANT TO ANY REQUIREMENT OF ANY GOVERNMENTAL AUTHORITY TO WHICH AGENT OR SUCH LENDER IS SUBJECT OR IN CONNECTION WITH AN EXAMINATION OF AGENT OR SUCH LENDER BY ANY SUCH GOVERNMENTAL AUTHORITY; (2) PURSUANT TO SUBPOENA OR OTHER COURT PROCESS; (3) WHEN REQUIRED TO DO SO IN ACCORDANCE WITH THE PROVISIONS OF ANY APPLICABLE REQUIREMENT OF LAW;
(4) TO THE EXTENT REASONABLY REQUIRED IN CONNECTION WITH ANY LITIGATION OR PROCEEDING (INCLUDING, BUT NOT LIMITED TO, ANY BANKRUPTCY PROCEEDING) TO WHICH AGENT, ANY LENDER OR THEIR RESPECTIVE AFFILIATES MAY BE PARTY; (5) TO THE EXTENT REASONABLY REQUIRED IN CONNECTION WITH THE EXERCISE OF ANY REMEDY HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT; (6) TO AGENT'S OR SUCH LENDER'S INDEPENDENT AUDITORS, ACCOUNTANTS, ATTORNEYS AND OTHER PROFESSIONAL ADVISORS; (7) TO ANY PROSPECTIVE ASSIGNEE UNDER ANY ASSIGNMENT AND ACCEPTANCE, ACTUAL OR POTENTIAL, PROVIDED, THAT SUCH PROSPECTIVE ASSIGNEE AGREES IN WRITING TO KEEP SUCH INFORMATION CONFIDENTIAL TO THE SAME EXTENT REQUIRED OF AGENT AND LENDERS HEREUNDER; (8) AS EXPRESSLY PERMITTED UNDER THE TERMS OF ANY OTHER DOCUMENT OR AGREEMENT REGARDING CONFIDENTIALITY TO WHICH A BORROWER IS PARTY OR IS DEEMED PARTY WITH AGENT OR SUCH LENDER, AND (9) TO ITS AFFILIATES.

COLLATERAL REPORTING.

            Borrowers shall provide Agent with the following documents at the following times in form satisfactory to Agent: (a) on each Thursday as of the end of the preceding week, or more frequently if requested by Agent, a schedule of each Borrower's Accounts created since the last such schedule; (b) on a monthly basis, no later than fifteen (15) days after the end of each month, an aging of each Borrower's Accounts, together with a reconciliation to the previous month's aging of each Borrower's Accounts and to each Borrower's general ledger; (c) on a monthly basis, no later than fifteen (15) days after the end of each month, an aging of each Borrower's accounts payable; (d) on a monthly basis, no later than fifteen (15) days after the end of each month (or more frequently if requested by Agent), Inventory reports, with additional detail showing additions to and deletions from retail Inventory and the aging of retail Inventory; (e) on a quarterly basis, no later than fifteen (15) days after the end of each quarter (or more frequently if requested by Agent), manufacturing Inventory reports by category with additional detail showing additions to and deletions from manufacturing Inventory; (f) upon request, copies of invoices in connection with each Borrower's Accounts, customer statements, credit memos, remittance advices and reports, deposit slips, shipping and delivery documents in connection with each Borrower's Accounts and for Inventory and Equipment acquired by each Borrower, purchase orders and invoices; (g) upon request, a statement of the balance of each of the Intercompany Accounts; (h) on a monthly basis, no later than fifteen (15) days after the end of each month, a report for the three (3) consecutive months and for each such month individually then ended stating the dollars lost and the Loss Percentage of all manufactured homes that each Borrower has purchased from retail dealers at the request of such retail dealer's floor plan financiers and stating the outstanding request for repurchases; (i) such other reports as to the Collateral of each Borrower as Agent shall reasonably request from time to time; (j) on each Thursday as of the end of the preceding week, or more frequently if requested by Agent, a Borrowing Base Certificate for each Borrower (provided, items relating to manufacturing inventory,


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installment contract receivables and fixed assets shall only be updated as of the end of each month unless such assets have been disposed of outside of the ordinary course of business); and (k) with the delivery of each of the foregoing, a certificate of each Borrower executed by an officer thereof certifying as to the accuracy and completeness of the foregoing. If any of the records or reports of the Collateral of a Borrower are prepared by an accounting service or other agent, such Borrower hereby authorizes such service or agent to deliver such records, reports, and related documents to Agent, for distribution to Lenders.


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ACCOUNTS.

EACH BORROWER HEREBY REPRESENTS AND WARRANTS TO AGENT AND LENDERS, WITH RESPECT TO SUCH BORROWER'S ACCOUNTS, THAT: (i) EACH EXISTING ACCOUNT REPRESENTS, AND EACH FUTURE ACCOUNT WILL REPRESENT, A BONA FIDE SALE OR LEASE AND DELIVERY OF GOODS BY SUCH BORROWER, OR RENDITION OF SERVICES BY SUCH BORROWER, IN THE ORDINARY COURSE OF SUCH BORROWER'S BUSINESS; (ii) EACH EXISTING ACCOUNT IS, AND EACH FUTURE ACCOUNT WILL BE, FOR A LIQUIDATED AMOUNT PAYABLE BY THE ACCOUNT DEBTOR THEREON ON THE TERMS SET FORTH IN THE INVOICE THEREFOR OR IN THE SCHEDULE THEREOF DELIVERED TO AGENT, WITHOUT ANY OFFSET, DEDUCTION, DEFENSE, OR COUNTERCLAIM EXCEPT THOSE KNOWN TO SUCH BORROWER AND DISCLOSED TO AGENT AND LENDERS PURSUANT TO THIS AGREEMENT; (iii) NO PAYMENT WILL BE RECEIVED WITH RESPECT TO ANY ACCOUNT, AND NO CREDIT, DISCOUNT, OR EXTENSION, OR AGREEMENT THEREFOR WILL BE GRANTED ON ANY ACCOUNT, EXCEPT AS REPORTED TO AGENT AND LENDERS IN ACCORDANCE WITH THIS AGREEMENT; (iv) EACH COPY OF AN INVOICE DELIVERED TO AGENT BY SUCH BORROWER WILL BE A GENUINE COPY OF THE ORIGINAL INVOICE SENT TO THE ACCOUNT DEBTOR NAMED THEREIN; AND (v) EXCEPT AS MAY OCCUR IN THE ORDINARY COURSE OF BORROWER'S BUSINESS AS CONDUCTED ON THE CLOSING DATE, ALL GOODS DESCRIBED IN EACH INVOICE WILL HAVE BEEN DELIVERED TO THE ACCOUNT DEBTOR AND ALL SERVICES OF SUCH BORROWER DESCRIBED IN EACH INVOICE WILL HAVE BEEN PERFORMED.

NO BORROWER SHALL RE-DATE ANY INVOICE OR SALE OR MAKE SALES ON EXTENDED DATING BEYOND THAT CUSTOMARY IN SUCH BORROWER'S BUSINESS OR EXTEND OR MODIFY ANY ACCOUNT. IF ANY BORROWER BECOMES AWARE OF ANY MATTER ADVERSELY AFFECTING THE COLLECTABILITY OF ANY ACCOUNT OR ACCOUNT DEBTOR INVOLVING AN AMOUNT GREATER THAN $100,000, INCLUDING INFORMATION REGARDING THE ACCOUNT DEBTOR'S CREDITWORTHINESS, SUCH BORROWER WILL PROMPTLY SO ADVISE AGENT.

NO BORROWER SHALL ACCEPT ANY NOTE OR OTHER INSTRUMENT (EXCEPT A CHECK OR OTHER INSTRUMENT FOR THE IMMEDIATE PAYMENT OF MONEY) WITH RESPECT TO ANY ACCOUNT WITHOUT AGENT'S WRITTEN CONSENT, EXCEPT FOR (i) INSTALLMENT CONTRACTS IN CONNECTION WITH RETAIL SALES CONSISTENT WITH BORROWERS' CURRENT PRACTICES AND
(ii) UP TO $250,000 WITH RESPECT TO ACCOUNTS OUTSTANDING AT ANY TIME NOT ARISING FROM THE SALE OF GOODS. IF AGENT CONSENTS TO THE ACCEPTANCE OF ANY SUCH INSTRUMENT, IT SHALL BE CONSIDERED AS EVIDENCE OF THE ACCOUNT AND NOT PAYMENT THEREOF AND THE APPLICABLE BORROWER WILL PROMPTLY DELIVER SUCH INSTRUMENT TO AGENT, ENDORSED BY SUCH BORROWER TO AGENT IN A MANNER SATISFACTORY IN FORM AND SUBSTANCE TO AGENT. REGARDLESS OF THE FORM OF PRESENTMENT, DEMAND, NOTICE OF PROTEST WITH RESPECT THERETO, BORROWER SHALL REMAIN LIABLE THEREON UNTIL SUCH INSTRUMENT IS PAID IN FULL.

EACH BORROWER SHALL NOTIFY AGENT PROMPTLY OF ALL DISPUTES AND CLAIMS IN EXCESS OF $100,000, INDIVIDUALLY, OR $200,000 IN THE AGGREGATE WITH ANY ACCOUNT DEBTOR, AND AGREES TO SETTLE, CONTEST, OR ADJUST SUCH DISPUTE OR CLAIM AT NO EXPENSE TO AGENT OR ANY LENDER. NO DISCOUNT, CREDIT OR ALLOWANCE SHALL BE GRANTED TO ANY SUCH ACCOUNT DEBTOR WITHOUT AGENT'S PRIOR WRITTEN CONSENT, EXCEPT FOR DISCOUNTS, CREDITS AND ALLOWANCES MADE OR GIVEN IN THE ORDINARY COURSE OF THE APPLICABLE BORROWER'S BUSINESS WHEN NO EVENT OF DEFAULT EXISTS HEREUNDER. EACH BORROWER SHALL SEND AGENT A COPY OF EACH CREDIT MEMORANDUM IN EXCESS OF $100,000 AS SOON AS ISSUED. AGENT MAY, AND AT THE DIRECTION OF THE MAJORITY LENDERS SHALL, AT ALL TIMES WHEN AN EVENT OF DEFAULT EXISTS HEREUNDER, SETTLE OR ADJUST DISPUTES AND CLAIMS


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DIRECTLY WITH ACCOUNT DEBTORS FOR AMOUNTS AND UPON TERMS WHICH AGENT OR THE
MAJORITY LENDERS, AS APPLICABLE, SHALL CONSIDER ADVISABLE AND, IN ALL CASES, AGENT WILL CREDIT THE APPLICABLE BORROWER'S LOAN ACCOUNT WITH ONLY THE NET AMOUNTS RECEIVED BY AGENT IN PAYMENT OF ANY ACCOUNTS.

IF AN ACCOUNT DEBTOR RETURNS ANY INVENTORY TO A BORROWER WHEN NO EVENT OF DEFAULT EXISTS, THEN SUCH BORROWER SHALL PROMPTLY DETERMINE THE REASON FOR SUCH RETURN AND SHALL ISSUE A CREDIT MEMORANDUM TO THE ACCOUNT DEBTOR IN THE APPROPRIATE AMOUNT. BORROWER SHALL IMMEDIATELY REPORT TO AGENT ANY RETURN INVOLVING AN AMOUNT IN EXCESS OF $250,000. EACH SUCH REPORT SHALL INDICATE THE REASONS FOR THE RETURNS AND THE LOCATIONS AND CONDITION OF THE RETURNED INVENTORY. IN THE EVENT ANY ACCOUNT DEBTOR RETURNS INVENTORY TO A BORROWER WHEN AN EVENT OF DEFAULT EXISTS, SUCH BORROWER, UPON REQUEST OF AGENT, SHALL: (i) HOLD THE RETURNED INVENTORY IN TRUST FOR AGENT; (ii) SEGREGATE ALL RETURNED INVENTORY FROM ALL OF ITS OTHER PROPERTY; (iii) DISPOSE OF THE RETURNED INVENTORY SOLELY ACCORDING TO AGENT'S WRITTEN INSTRUCTIONS; AND (iv) NOT ISSUE ANY CREDITS OR ALLOWANCES WITH RESPECT THERETO WITHOUT AGENT'S PRIOR WRITTEN CONSENT. ALL RETURNED INVENTORY SHALL BE SUBJECT TO AGENT'S LIENS THEREON. WHENEVER ANY INVENTORY IS RETURNED, THE RELATED ACCOUNT SHALL BE DEEMED INELIGIBLE TO THE EXTENT OF THE AMOUNT OWING BY THE ACCOUNT DEBTOR WITH RESPECT TO SUCH RETURNED INVENTORY.

COLLECTION OF ACCOUNTS; PAYMENTS.

UNTIL AGENT NOTIFIES A BORROWER TO THE CONTRARY, SUCH BORROWER SHALL MAKE COLLECTION OF ALL ACCOUNTS AND OTHER COLLATERAL FOR AGENT, SHALL RECEIVE ALL PAYMENTS AS AGENT'S TRUSTEE, AND SHALL, ON A DAILY BASIS, DELIVER ALL PAYMENTS IN THEIR ORIGINAL FORM DULY ENDORSED IN BLANK INTO A PAYMENT ACCOUNT ESTABLISHED FOR THE ACCOUNT OF SUCH BORROWER AT A BANK ACCEPTABLE TO AGENT AND SUBJECT TO DOCUMENTATION ACCEPTABLE TO AGENT. ALL COLLECTIONS RECEIVED IN ANY PAYMENT ACCOUNT OR DIRECTLY BY A BORROWER OR AGENT, AND ALL FUNDS IN ANY PAYMENT ACCOUNT OR OTHER ACCOUNT TO WHICH SUCH COLLECTIONS ARE DEPOSITED SHALL BE SUBJECT TO BLOCKED ACCOUNT ARRANGEMENTS ACCEPTABLE TO AGENT, WHICH SHALL PROVIDE THAT THE AMOUNTS ON DEPOSIT THEREIN SHALL BE REMITTED TO AGENT ON A DAILY BASIS. AGENT OR AGENT'S DESIGNEE MAY, AT ANY TIME AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT, NOTIFY ACCOUNT DEBTORS THAT THE ACCOUNTS HAVE BEEN ASSIGNED TO AGENT AND OF AGENT'S SECURITY INTEREST THEREIN, AND MAY COLLECT THEM DIRECTLY AND CHARGE THE COLLECTION COSTS AND EXPENSES TO THE APPLICABLE BORROWER'S LOAN ACCOUNT AS A REVOLVING LOAN. EACH BORROWER, AT AGENT'S REQUEST, SHALL EXECUTE AND DELIVER TO AGENT SUCH DOCUMENTS AS AGENT SHALL REQUIRE TO GRANT AGENT ACCESS TO ANY POST OFFICE BOX IN WHICH COLLECTIONS OF ACCOUNTS ARE RECEIVED.

IF SALES OF INVENTORY ARE MADE FOR CASH, EACH BORROWER SHALL IMMEDIATELY DELIVER TO AGENT OR DEPOSIT INTO A PAYMENT ACCOUNT THE CASH WHICH SUCH BORROWER RECEIVES.

ALL PAYMENTS, INCLUDING IMMEDIATELY AVAILABLE FUNDS RECEIVED BY AGENT AT A BANK DESIGNATED BY IT, RECEIVED BY AGENT ON ACCOUNT OF ACCOUNTS OR AS PROCEEDS OF OTHER COLLATERAL WILL BE AGENT'S SOLE PROPERTY FOR ITS BENEFIT AND THE BENEFIT OF LENDERS, AND (i) FOR PURPOSES OF CALCULATING AVAILABILITY, WILL BE CREDITED TO THE APPLICABLE BORROWER'S LOAN ACCOUNT (CONDITIONAL UPON FINAL COLLECTION) UPON THE DATE OF RECEIPT BY AGENT IF RECEIVED


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PRIOR TO 2:00 P.M. CENTRAL TIME AND ON THE BUSINESS DAY FOLLOWING RECEIPT BY
AGENT IF RECEIVED AFTER 2:00 P.M. CENTRAL TIME, AND (ii) FOR PURPOSES OF CALCULATING INTEREST ON THE LOANS, WILL BE CREDITED TO THE APPLICABLE BORROWER'S LOAN ACCOUNT (CONDITIONAL UPON FINAL COLLECTION) TWO (2) BUSINESS DAYS AFTER THE DATE OR RECEIPT BY AGENT IF RECEIVED PRIOR TO 2:00 P.M. CENTRAL TIME AND THREE
(3) BUSINESS DAYS FOLLOWING RECEIPT BY AGENT IF RECEIVED AFTER 2:00 P.M. CENTRAL TIME.

INVENTORY; PERPETUAL INVENTORY.

            Each Borrower represents and warrants to Agent and Lenders and agrees with Agent and Lenders that all of the Inventory owned by such Borrower is and will be held for sale or lease, or to be furnished in connection with the rendition of services, in the ordinary course of such Borrower's business, and is and will be fit for such purposes. Each Borrower will keep its Inventory in good and marketable condition, at its own expense. Each Borrower will not report any consigned inventory as Eligible Inventory. Each Borrower agrees that all Inventory produced in the United States will be produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. Each Borrower will conduct a physical count of the Inventory at least once per quarter, and after and during the continuation of an Event of Default, at such other times as Agent requests. No Borrower will, without Agent's written consent, sell any Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis; provided, that a Borrower may agree to repurchase manufactured homes that were manufactured by such Borrower and thereafter were sold to a retail dealer, at the request of such retail dealer's floor plan financier.


EQUIPMENT.

EACH BORROWER REPRESENTS AND WARRANTS TO AGENT AND LENDERS AND AGREES WITH AGENT AND LENDERS THAT ALL OF THE EQUIPMENT OWNED BY SUCH BORROWER IS AND WILL BE USED OR HELD FOR USE IN SUCH BORROWER'S BUSINESS, AND IS AND WILL BE FIT FOR SUCH PURPOSES. EACH BORROWER SHALL KEEP AND MAINTAIN ITS EQUIPMENT IN GOOD OPERATING CONDITION AND REPAIR (ORDINARY WEAR AND TEAR EXCEPTED) AND SHALL MAKE ALL NECESSARY REPLACEMENTS THEREOF.

EACH BORROWER SHALL PROMPTLY INFORM AGENT OF ANY MATERIAL ADDITIONS TO OR DELETIONS FROM THE EQUIPMENT. NO BORROWER SHALL PERMIT ANY EQUIPMENT TO BECOME A FIXTURE WITH RESPECT TO REAL PROPERTY OR TO BECOME AN ACCESSION WITH RESPECT TO OTHER PERSONAL PROPERTY WITH RESPECT TO WHICH REAL OR PERSONAL PROPERTY AGENT DOES NOT HAVE A LIEN. NO BORROWER WILL, WITHOUT AGENT'S PRIOR WRITTEN CONSENT, ALTER OR REMOVE ANY IDENTIFYING SYMBOL OR NUMBER ON ANY OF SUCH BORROWER'S EQUIPMENT.

NO BORROWER SHALL, WITHOUT THE MAJORITY LENDERS' PRIOR WRITTEN CONSENT, SELL, LEASE AS A LESSOR, OR OTHERWISE DISPOSE OF ANY OF SUCH BORROWER'S EQUIPMENT; PROVIDED, HOWEVER, THAT BORROWERS MAY DISPOSE OF OBSOLETE OR UNUSABLE EQUIPMENT HAVING AN ORDERLY LIQUIDATION VALUE NO GREATER THAN $250,000 IN THE AGGREGATE FOR ALL BORROWERS IN ANY FISCAL YEAR, WITHOUT THE MAJORITY LENDERS' CONSENT, SUBJECT TO THE CONDITIONS SET FORTH IN THE NEXT SENTENCE. IN THE EVENT ANY OF SUCH EQUIPMENT IS SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF


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PURSUANT TO THE PROVISO CONTAINED IN THE IMMEDIATELY PRECEDING SENTENCE, (1) IF
SUCH SALE, TRANSFER OR DISPOSITION IS EFFECTED WITHOUT REPLACEMENT OF SUCH EQUIPMENT, OR SUCH EQUIPMENT IS REPLACED BY EQUIPMENT LEASED BY A BORROWER OR BY EQUIPMENT PURCHASED BY A BORROWER SUBJECT TO A LIEN, THEN THE APPLICABLE BORROWER SHALL DELIVER ALL OF THE CASH PROCEEDS OF ANY SUCH SALE, TRANSFER OR DISPOSITION TO AGENT, WHICH PROCEEDS SHALL BE APPLIED FIRST TO THE REDUCTION OF THE REVOLVING LOANS AND THEREAFTER TO THE REDUCTION OF THE TERM LOANS, OR (2) IF SUCH SALE, TRANSFER OR DISPOSITION IS MADE IN CONNECTION WITH THE PURCHASE BY A BORROWER OF REPLACEMENT EQUIPMENT, THEN SUCH BORROWER SHALL USE THE PROCEEDS OF SUCH SALE, TRANSFER OR DISPOSITION TO PURCHASE SUCH REPLACEMENT EQUIPMENT AND SHALL DELIVER TO AGENT WRITTEN EVIDENCE OF THE USE OF THE PROCEEDS FOR SUCH PURCHASE. ALL REPLACEMENT EQUIPMENT PURCHASED BY A BORROWER SHALL BE FREE AND CLEAR OF ALL LIENS EXCEPT AGENT'S LIEN.

DOCUMENTS, INSTRUMENTS, AND CHATTEL PAPER.


            Each Borrower represents and warrants to Agent and Lenders that (a) all documents, instruments, and chattel paper describing, evidencing, or constituting Collateral, and all signatures and endorsements thereon, are and will be complete, valid, and genuine, and (b) all goods evidenced by such documents, instruments, and chattel paper are and will be owned by such Borrower, free and clear of all Liens other than Permitted Liens.


RIGHT TO CURE.

            Upon prior written notice to Borrowers, to the extent Agent considers practical (such notice not in any event being required if an Event of Default is continuing), Agent may, in its discretion, and shall, at the direction of the Majority Lenders, pay any amount or do any act required of any Borrower hereunder or under any other Loan Document in order to preserve, protect, maintain or enforce the Obligations, the Collateral or Agent's Liens therein, and which such Borrower fails to pay or do, including, without limitation, payment of any judgment against a Borrower, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord's claim, and any other Lien upon or with respect to the Collateral. All payments that Agent makes under this Section 6.13 and all out-of-pocket costs and expenses that Agent pays or incurs in connection with any action taken by it hereunder shall be charged to the applicable Borrower's Loan Account as a Revolving Loan. Any payment made or other action taken by Agent under this Section 6.13 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.


POWER OF ATTORNEY.

            Each Borrower hereby appoints Agent and Agent's designee as such Borrower's attorney, with power: (a) to endorse such Borrower's name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into Agent's or any Lender's possession; (b) to sign such Borrower's name on any invoice, bill of lading, warehouse receipt or other document of title relating to any Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and


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
other public records and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) so long as any Event of Default has occurred and is continuing, to notify the post office authorities to change the address for delivery of such Borrower's mail to an address designated by Agent and to receive, open and dispose of all mail addressed to such Borrower; (d) to send requests for verification of Accounts to customers or Account Debtors; (e) to clear Inventory, the purchase of which was financed with Letters of Credit, through customs in such Borrower's name, Agent's name or the name of Agent's designee, and to sign and deliver to customs officials powers of attorney in such Borrower's name for such purpose; and (f) to do all things necessary to carry out this Agreement. Each Borrower ratifies and approves all acts of such attorney. None of Lenders or Agent nor their attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law, except for the willful misconduct or gross negligence of such Person. This power is coupled with an interest and is irrevocable until this Agreement has been terminated and the Obligations have been fully satisfied.


AGENT'S AND LENDERS' RIGHTS, DUTIES AND LIABILITIES.

            Each Borrower assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Collateral. The Obligations shall not be affected by any failure of Agent or any Lender to take any steps to perfect Agent's Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Borrower from any of the Obligations. Following the occurrence and continuation of an Event of Default, Agent may (but shall not be required to), and at the direction of the Majority Lenders shall, without notice to or consent from any Borrower, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of any Borrower for the Obligations or under this Agreement or any other agreement now or hereafter existing between Agent and/or any Lender and any Borrower.




BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES

BOOKS AND RECORDS.

            Each Borrower shall maintain, at all times, correct and complete books, records and accounts in which complete, correct and timely entries are made of its transactions in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 7.2(a). Each Borrower shall, by


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
means of appropriate entries, reflect in such accounts and in all Financial Statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of property and bad debts, all in accordance with GAAP. Each Borrower shall maintain at all times books and records pertaining to the Collateral in such detail, form and scope as Agent or any Lender shall reasonably require, including, but not limited to, records of (a) all payments received and all credits and extensions granted with respect to the Accounts; (b) the return, rejections, repossession, stoppage in transit, loss, damage, or destruction of any Inventory; and (c) all other dealings affecting the Collateral.


FINANCIAL INFORMATION.

            Borrowers shall promptly furnish to each Lender, all such financial information as Agent or any Lender shall reasonably request, and notify their auditors and accountants that Agent, on behalf of Lenders, is authorized to obtain such information directly from them. Without limiting the foregoing, Borrowers will furnish to Agent, in sufficient copies for distribution by Agent to each Lender, in such detail as Agent or Lenders shall request, the following:


AS SOON AS AVAILABLE, BUT IN ANY EVENT NOT LATER THAN ONE HUNDRED TWENTY (120) DAYS AFTER THE CLOSE OF EACH FISCAL YEAR, CONSOLIDATED AUDITED AND CONSOLIDATING BALANCE SHEETS, AND STATEMENTS OF INCOME AND EXPENSE, CASH FLOW AND OF STOCKHOLDERS' EQUITY FOR SEHI AND ITS SUBSIDIARIES FOR SUCH FISCAL YEAR, AND THE ACCOMPANYING NOTES THERETO, SETTING FORTH IN EACH CASE IN COMPARATIVE FORM FIGURES FOR THE PREVIOUS FISCAL YEAR, ALL IN REASONABLE DETAIL, FAIRLY PRESENTING THE FINANCIAL POSITION AND THE RESULTS OF OPERATIONS OF SEHI AND ITS CONSOLIDATED SUBSIDIARIES AS AT THE DATE THEREOF AND FOR THE FISCAL YEAR THEN ENDED, AND PREPARED IN ACCORDANCE WITH GAAP. SUCH STATEMENTS SHALL BE EXAMINED IN ACCORDANCE WITH GENERALLY ACCEPTED AUDITING STANDARDS BY AND, IN THE CASE OF SUCH STATEMENTS PERFORMED ON A CONSOLIDATED BASIS, ACCOMPANIED BY A REPORT THEREON UNQUALIFIED AS TO SCOPE OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS SELECTED BY SEHI AND SATISFACTORY TO AGENT. SEHI, SIMULTANEOUSLY WITH RETAINING SUCH INDEPENDENT PUBLIC ACCOUNTANTS TO CONDUCT SUCH ANNUAL AUDIT, SHALL SEND A LETTER TO SUCH ACCOUNTANTS, WITH A COPY TO AGENT AND LENDERS, NOTIFYING SUCH ACCOUNTANTS THAT ONE OF THE PRIMARY PURPOSES FOR RETAINING SUCH ACCOUNTANTS' SERVICES AND HAVING AUDITED FINANCIAL STATEMENTS PREPARED BY THEM IS FOR USE BY AGENT AND LENDERS. EACH BORROWER HEREBY AUTHORIZES AGENT TO COMMUNICATE DIRECTLY WITH ITS CERTIFIED PUBLIC ACCOUNTANTS AND, BY THIS PROVISION, AUTHORIZES THOSE ACCOUNTANTS TO DISCLOSE TO AGENT ANY AND ALL FINANCIAL STATEMENTS AND OTHER SUPPORTING FINANCIAL DOCUMENTS AND SCHEDULES RELATING TO EACH BORROWER AND TO DISCUSS DIRECTLY WITH AGENT THE FINANCES AND AFFAIRS OF EACH BORROWER.

AS SOON AS AVAILABLE, BUT IN ANY EVENT NOT LATER THAN THIRTY (30) DAYS AFTER THE END OF EACH MONTH, CONSOLIDATED AND CONSOLIDATING UNAUDITED BALANCE SHEETS OF SEHI AND ITS CONSOLIDATED SUBSIDIARIES AS AT THE END OF SUCH MONTH, AND CONSOLIDATED AND CONSOLIDATING UNAUDITED STATEMENTS OF INCOME AND EXPENSE AND CASH FLOW FOR SEHI AND ITS CONSOLIDATED SUBSIDIARIES FOR SUCH MONTH AND FOR THE PERIOD FROM THE BEGINNING OF THE FISCAL YEAR TO THE END OF SUCH MONTH, SETTING FORTH IN EACH CASE IN COMPARATIVE FORM FIGURES FROM THE PREVIOUS

FISCAL YEAR TOGETHER WITH AN ANALYSIS AND RECONCILIATION OF VARIANCES AND A CALCULATION OF EBITDA, ALL IN REASONABLE DETAIL, FAIRLY PRESENTING THE FINANCIAL POSITION AND RESULTS OF OPERATIONS OF SEHI AND ITS CONSOLIDATED SUBSIDIARIES AS AT THE DATE THEREOF AND FOR SUCH PERIODS, AND PREPARED IN ACCORDANCE WITH GAAP APPLIED CONSISTENTLY WITH THE AUDITED FINANCIAL STATEMENTS REQUIRED TO BE DELIVERED PURSUANT TO SECTION 7.2(a). SEHI SHALL CERTIFY BY A CERTIFICATE SIGNED BY ITS CHIEF FINANCIAL OFFICER THAT ALL SUCH STATEMENTS HAVE BEEN PREPARED IN ACCORDANCE WITH GAAP AND PRESENT FAIRLY, SUBJECT TO NORMAL YEAR-END ADJUSTMENTS, SEHI'S AND ITS CONSOLIDATED SUBSIDIARIES' FINANCIAL POSITION AS AT THE DATES THEREOF AND ITS RESULTS OF OPERATIONS FOR THE PERIODS THEN ENDED.

AS SOON AS AVAILABLE, BUT IN ANY EVENT NOT LATER THAN FORTY-FIVE (45) DAYS AFTER THE CLOSE OF EACH FISCAL QUARTER, CONSOLIDATED AND CONSOLIDATING UNAUDITED BALANCE SHEETS OF SEHI AND ITS CONSOLIDATED SUBSIDIARIES AS AT THE END OF SUCH QUARTER, AND CONSOLIDATED AND CONSOLIDATING UNAUDITED STATEMENTS OF INCOME AND EXPENSE AND STATEMENT OF CASH FLOWS FOR SEHI AND ITS SUBSIDIARIES FOR SUCH QUARTER AND FOR THE PERIOD FROM THE BEGINNING OF THE FISCAL YEAR TO THE END OF SUCH QUARTER, SETTING FORTH IN COMPARATIVE FORM FIGURES FROM THE LATEST PROJECTIONS AND THE PREVIOUS FISCAL YEAR TOGETHER WITH AN ANALYSIS AND RECONCILIATION OF VARIANCES AND A CALCULATION OF EBITDA, ALL IN REASONABLE DETAIL, FAIRLY PRESENTING THE FINANCIAL POSITION AND RESULTS OF OPERATION OF SEHI AND ITS SUBSIDIARIES AS AT THE DATE THEREOF AND FOR SUCH PERIODS, PREPARED IN ACCORDANCE WITH GAAP CONSISTENT WITH THE AUDITED FINANCIAL STATEMENTS REQUIRED TO BE DELIVERED PURSUANT TO SECTION 7.2(a). SEHI SHALL CERTIFY BY A CERTIFICATE SIGNED BY ITS CHIEF FINANCIAL OFFICER THAT ALL SUCH STATEMENTS HAVE BEEN PREPARED IN ACCORDANCE WITH GAAP AND PRESENT FAIRLY, SUBJECT TO NORMAL YEAR-END ADJUSTMENTS, SEHI'S AND ITS CONSOLIDATED SUBSIDIARIES' FINANCIAL POSITION AS AT THE DATES THEREOF AND ITS RESULTS OF OPERATIONS FOR THE PERIODS THEN ENDED.

WITH EACH OF THE AUDITED FINANCIAL STATEMENTS DELIVERED PURSUANT TO SECTION 7.2(a), A CERTIFICATE OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS THAT EXAMINED SUCH STATEMENT TO THE EFFECT THAT THEY HAVE REVIEWED AND ARE FAMILIAR WITH THIS AGREEMENT AND THAT, IN EXAMINING SUCH FINANCIAL STATEMENTS, THEY DID NOT BECOME AWARE OF ANY FACT OR CONDITION WHICH THEN CONSTITUTED A DEFAULT OR EVENT OF DEFAULT, EXCEPT FOR THOSE, IF ANY, DESCRIBED IN REASONABLE DETAIL IN SUCH CERTIFICATE AND A CALCULATION OF EBITDA.

WITH EACH OF THE MONTHLY FINANCIAL STATEMENTS DELIVERED PURSUANT TO SECTION 7.2(b), A CERTIFICATE OF THE CHIEF FINANCIAL OFFICER OF SEHI (i) SETTING FORTH IN REASONABLE DETAIL THE CALCULATIONS REQUIRED TO ESTABLISH THAT BORROWERS WERE IN COMPLIANCE WITH THE COVENANTS SET FORTH IN SECTIONS 9.23 AND 9.26 DURING THE PERIOD COVERED IN SUCH FINANCIAL STATEMENTS AND AS AT THE END THEREOF, (ii) SETTING FORTH IN REASONABLE DETAIL THE CALCULATIONS REQUIRED TO ESTABLISH THE INTEREST COVERAGE RATIO AND (iii) STATING THAT, EXCEPT AS EXPLAINED IN REASONABLE DETAIL IN SUCH CERTIFICATE, (A) ALL OF THE REPRESENTATIONS AND WARRANTIES OF BORROWERS CONTAINED IN THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE CORRECT AND COMPLETE IN ALL MATERIAL RESPECTS AS AT THE DATE OF SUCH CERTIFICATE AS IF MADE AT SUCH TIME, (B) BORROWERS ARE, AT THE DATE OF SUCH CERTIFICATE, IN COMPLIANCE IN ALL MATERIAL RESPECTS WITH ALL OF THE RESPECTIVE COVENANTS AND AGREEMENTS IN THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, (C) NO DEFAULT OR EVENT OF DEFAULT THEN EXISTS OR EXISTED DURING THE PERIOD COVERED BY SUCH FINANCIAL STATEMENTS, (D) DESCRIBING AND ANALYZING IN REASONABLE DETAIL ALL


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
MATERIAL TRENDS, CHANGES, AND DEVELOPMENTS IN EACH AND ALL FINANCIAL STATEMENTS; AND (E) EXPLAINING THE VARIANCES OF THE FIGURES IN THE CORRESPONDING BUDGETS AND PRIOR FISCAL YEAR FINANCIAL STATEMENTS. IF SUCH CERTIFICATE DISCLOSES THAT A REPRESENTATION OR WARRANTY IS NOT CORRECT OR COMPLETE, OR THAT A COVENANT HAS NOT BEEN COMPLIED WITH, OR THAT A DEFAULT OR EVENT OF DEFAULT EXISTED OR EXISTS, SUCH CERTIFICATE SHALL SET FORTH WHAT ACTION BORROWERS HAVE TAKEN OR PROPOSES TO TAKE WITH RESPECT THERETO.

NO SOONER THAN SIXTY (60) DAYS AND NOT LESS THAN THIRTY (30) DAYS PRIOR TO THE BEGINNING OF EACH FISCAL YEAR, QUARTERLY FORECASTS IN SUCH DETAIL AS AGENT SHALL REQUIRE (TO INCLUDE FORECASTED CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS, STATEMENTS OF INCOME AND EXPENSES, STATEMENTS OF CASH FLOW AND PROJECTED LOAN AVAILABILITY) FOR SEHI AND ITS SUBSIDIARIES AS AT THE END OF AND FOR EACH QUARTER OF SUCH FISCAL YEAR AND THEREAFTER ON AN ANNUAL BASIS THROUGH THE YEAR OF THE STATED TERMINATION DATE.

PROMPTLY AFTER FILING WITH THE PBGC AND THE IRS, A COPY OF EACH ANNUAL REPORT OR OTHER FILING FILED WITH RESPECT TO EACH PLAN OF ANY BORROWER OR ANY OF SUBSIDIARY OF A BORROWER.

PROMPTLY UPON THE FILING THEREOF, COPIES OF ALL REPORTS, IF ANY, TO OR OTHER DOCUMENTS FILED BY ANY BORROWER OR ANY SUBSIDIARY OF A BORROWER WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE EXCHANGE ACT, AND ALL REPORTS, NOTICES, OR STATEMENTS SENT OR RECEIVED BY ANY BORROWER OR ANY SUBSIDIARY OF A BORROWER TO OR FROM THE HOLDERS OF ANY EQUITY INTERESTS OF ANY BORROWER (OTHER THAN ROUTINE NON-MATERIAL CORRESPONDENCE) OR ANY SUCH SUBSIDIARY OR OF ANY DEBT FOR BORROWED MONEY OF ANY BORROWER OR ANY SUBSIDIARY OF A BORROWER REGISTERED UNDER THE SECURITIES ACT OF 1933 OR TO OR FROM THE TRUSTEE UNDER ANY INDENTURE UNDER WHICH THE SAME IS ISSUED.

AS SOON AS AVAILABLE, BUT IN ANY EVENT NOT LATER THAN FIFTEEN (15) DAYS AFTER A BORROWER'S RECEIPT THEREOF, A COPY OF ALL MANAGEMENT REPORTS AND MANAGEMENT LETTERS PREPARED FOR BORROWERS BY ARTHUR ANDERSEN OR ANY OTHER INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF BORROWERS.

PROMPTLY AFTER THEIR PREPARATION, COPIES OF ANY AND ALL PROXY STATEMENTS, FINANCIAL STATEMENTS, AND REPORTS WHICH A BORROWER MAKES AVAILABLE TO ITS SHAREHOLDERS.

PROMPTLY AFTER FILING WITH THE IRS, A COPY OF EACH TAX RETURN FILED BY ANY BORROWER OR BY ANY SUBSIDIARY OF A BORROWER.

SUCH ADDITIONAL INFORMATION AS AGENT AND/OR ANY LENDER MAY FROM TIME TO TIME REASONABLY REQUEST REGARDING THE FINANCIAL AND BUSINESS AFFAIRS OF ANY BORROWER OR ANY SUBSIDIARY OF A BORROWER.

NOTICES TO LENDERS.

            Each Borrower shall notify Agent, in writing of the following matters at the following times:

IMMEDIATELY AFTER BECOMING AWARE OF ANY DEFAULT OR EVENT OF DEFAULT.

IMMEDIATELY AFTER BECOMING AWARE OF THE ASSERTION BY THE HOLDER OF ANY CAPITAL STOCK OF ANY BORROWER OR SUBSIDIARY THEREOF OR OF ANY DEBT IN EXCESS OF $200,000 THAT A DEFAULT EXISTS WITH RESPECT THERETO (EXCEPT FOR TRADE PAYABLES) OR THAT ANY BORROWER OR ANY SUBSIDIARY IS NOT IN COMPLIANCE WITH THE TERMS THEREOF, OR THE THREAT OR COMMENCEMENT BY SUCH HOLDER OF ANY ENFORCEMENT ACTION BECAUSE OF SUCH ASSERTED DEFAULT OR NON-COMPLIANCE.

IMMEDIATELY AFTER BECOMING AWARE OF ANY MATERIAL ADVERSE CHANGE IN ANY BORROWER'S OR ANY SUBSIDIARY'S PROPERTY, BUSINESS, OPERATIONS, OR CONDITION (FINANCIAL OR OTHERWISE).

IMMEDIATELY AFTER BECOMING AWARE OF ANY PENDING OR THREATENED ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM BY ANY PERSON, OR ANY PENDING OR THREATENED INVESTIGATION BY A GOVERNMENTAL AUTHORITY, OR WHICH MAY MATERIALLY AND ADVERSELY AFFECT THE COLLATERAL, THE REPAYMENT OF THE OBLIGATIONS, AGENT'S OR ANY LENDER'S RIGHTS UNDER THE LOAN DOCUMENTS, OR ANY BORROWER'S OR ANY SUBSIDIARY'S PROPERTY, BUSINESS, OPERATIONS, OR CONDITION (FINANCIAL OR OTHERWISE).

IMMEDIATELY AFTER BECOMING AWARE OF ANY PENDING OR THREATENED STRIKE, WORK STOPPAGE, UNFAIR LABOR PRACTICE CLAIM, OR OTHER LABOR DISPUTE AFFECTING SUCH BORROWER OR ANY OF ITS SUBSIDIARIES IN A MANNER WHICH COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.

IMMEDIATELY AFTER BECOMING AWARE OF ANY VIOLATION OF ANY LAW, STATUTE, REGULATION, OR ORDINANCE OF A GOVERNMENTAL AUTHORITY AFFECTING SUCH BORROWER OR ANY OF ITS SUBSIDIARIES WHICH COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.

IMMEDIATELY AFTER RECEIPT OF ANY WRITTEN NOTICE OF ANY VIOLATION BY SUCH BORROWER OR ANY OF ITS SUBSIDIARIES OF ANY ENVIRONMENTAL LAW WHICH COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE AFFECT OR THAT ANY GOVERNMENTAL AUTHORITY HAS ASSERTED THAT SUCH BORROWER OR ANY SUBSIDIARY THEREOF IS NOT IN COMPLIANCE WITH ANY ENVIRONMENTAL LAW OR IS INVESTIGATING ANY BORROWER'S OR ANY SUCH SUBSIDIARY'S COMPLIANCE THEREWITH, WHICH, IN EITHER CASE, IS REASONABLY LIKELY TO GIVE RISE TO LIABILITY IN EXCESS OF $100,000.

IMMEDIATELY AFTER RECEIPT OF ANY WRITTEN NOTICE THAT SUCH BORROWER OR ANY OF ITS SUBSIDIARIES IS OR MAY BE LIABLE TO ANY PERSON AS A RESULT OF THE RELEASE OR THREATENED RELEASE OF ANY CONTAMINANT OR THAT SUCH BORROWER OR ANY SUCH SUBSIDIARY IS SUBJECT TO INVESTIGATION BY ANY GOVERNMENTAL AUTHORITY EVALUATING WHETHER ANY REMEDIAL ACTION IS NEEDED TO RESPOND TO THE RELEASE OR THREATENED RELEASE OF ANY CONTAMINANT WHICH, IN EITHER CASE, IS REASONABLY LIKELY TO GIVE RISE TO LIABILITY IN EXCESS OF $100,000.

IMMEDIATELY AFTER RECEIPT OF ANY WRITTEN NOTICE OF THE IMPOSITION OF ANY ENVIRONMENTAL LIEN AGAINST ANY PROPERTY OF SUCH BORROWER OR ANY OF ITS SUBSIDIARIES.

ANY CHANGE IN SUCH BORROWER'S OR ANY OF ITS SUBSIDIARIES' NAME, STATE OF INCORPORATION, OR FORM OF ORGANIZATION, TRADE NAMES OR STYLES UNDER WHICH SUCH BORROWER OR ANY OF ITS


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SUBSIDIARIES WILL SELL INVENTORY OR CREATE ACCOUNTS, OR TO WHICH INSTRUMENTS IN
PAYMENT OF ACCOUNTS MAY BE MADE PAYABLE, IN EACH CASE AT LEAST THIRTY (30) DAYS PRIOR THERETO.

WITHIN TEN (10) BUSINESS DAYS AFTER SUCH BORROWER OR ANY ERISA AFFILIATE KNOWS OR HAS REASON TO KNOW, THAT AN ERISA EVENT OR A PROHIBITED TRANSACTION (AS DEFINED IN SECTIONS 406 OF ERISA AND 4975 OF THE CODE) HAS OCCURRED, AND, WHEN KNOWN, ANY ACTION TAKEN OR THREATENED BY THE IRS, THE DOL OR THE PBGC WITH RESPECT THERETO.

UPON REQUEST, OR, IN THE EVENT THAT SUCH FILING REFLECTS A SIGNIFICANT CHANGE WITH RESPECT TO THE MATTERS COVERED THEREBY, WITHIN THREE (3) BUSINESS DAYS AFTER THE FILING THEREOF WITH THE PBGC, THE DOL OR THE IRS, AS APPLICABLE, COPIES OF THE FOLLOWING: (i) EACH ANNUAL REPORT (FORM 5500 SERIES), INCLUDING SCHEDULE B THERETO, FILED WITH THE PBGC, THE DOL OR THE IRS WITH RESPECT TO EACH PLAN, (ii) A COPY OF EACH FUNDING WAIVER REQUEST FILED WITH THE PBGC, THE DOL OR THE IRS WITH RESPECT TO ANY PLAN AND ALL COMMUNICATIONS RECEIVED BY SUCH BORROWER, ANY OF ITS SUBSIDIARIES OR ANY ERISA AFFILIATE FROM THE PBGC, THE DOL OR THE IRS WITH RESPECT TO SUCH REQUEST, AND (iii) A COPY OF EACH OTHER FILING OR NOTICE FILED WITH THE PBGC, THE DOL OR THE IRS, WITH RESPECT TO EACH PLAN.

UPON REQUEST, COPIES OF EACH ACTUARIAL REPORT FOR ANY PLAN OR MULTI-EMPLOYER PLAN AND ANNUAL REPORT FOR ANY MULTI-EMPLOYER PLAN; AND WITHIN THREE (3) BUSINESS DAYS AFTER RECEIPT THEREOF BY SUCH BORROWER, ANY OF ITS SUBSIDIARIES OR ANY ERISA AFFILIATE, COPIES OF THE FOLLOWING: (i) ANY NOTICES OF THE PBGC'S INTENTION TO TERMINATE A PLAN OR TO HAVE A TRUSTEE APPOINTED TO ADMINISTER SUCH PLAN; (ii) ANY FAVORABLE OR UNFAVORABLE DETERMINATION LETTER FROM THE IRS REGARDING THE QUALIFICATION OF A PLAN UNDER SECTION 401(a) OF THE CODE; OR (iii) ANY NOTICE FROM A MULTI-EMPLOYER PLAN REGARDING THE IMPOSITION OF WITHDRAWAL LIABILITY.

WITHIN THREE (3) BUSINESS DAYS AFTER THE OCCURRENCE THEREOF: (i) ANY CHANGES IN THE BENEFITS OF ANY EXISTING PLAN WHICH INCREASE SUCH BORROWER'S OR ANY OF ITS SUBSIDIARIES' ANNUAL COSTS WITH RESPECT THERETO BY AN AMOUNT IN EXCESS OF $100,000, OR THE ESTABLISHMENT OF ANY NEW PLAN OR THE COMMENCEMENT OF CONTRIBUTIONS TO ANY PLAN TO WHICH SUCH BORROWER, ANY OF ITS SUBSIDIARIES OR ANY ERISA AFFILIATE WAS NOT PREVIOUSLY CONTRIBUTING; OR (ii) ANY FAILURE BY SUCH BORROWER, ANY SUBSIDIARY OR ANY ERISA AFFILIATE TO MAKE A REQUIRED INSTALLMENT OR ANY OTHER REQUIRED PAYMENT UNDER SECTION 412 OF THE CODE ON OR BEFORE THE DUE DATE FOR SUCH INSTALLMENT OR PAYMENT.

WITHIN THREE (3) BUSINESS DAYS AFTER SUCH BORROWER OR ANY ERISA AFFILIATE KNOWS OR HAS REASON TO KNOW THAT ANY OF THE FOLLOWING EVENTS HAS OR WILL OCCUR: (i) A MULTI-EMPLOYER PLAN HAS BEEN OR WILL BE TERMINATED; (ii) THE ADMINISTRATOR OR PLAN SPONSOR OF A MULTI-EMPLOYER PLAN INTENDS TO TERMINATE A MULTI-EMPLOYER PLAN; OR (iii) THE PBGC HAS INSTITUTED OR WILL INSTITUTE PROCEEDINGS UNDER
SECTION 4042 OF ERISA TO TERMINATE A MULTI-EMPLOYER PLAN.

EACH NOTICE GIVEN UNDER THIS SECTION SHALL DESCRIBE THE SUBJECT MATTER THEREOF IN REASONABLE DETAIL, AND SHALL SET FORTH THE ACTION THAT SUCH BORROWER, ANY OF ITS SUBSIDIARIES, OR ANY ERISA AFFILIATE, AS APPLICABLE, HAS TAKEN OR PROPOSES TO TAKE WITH RESPECT THERETO.


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GENERAL WARRANTIES AND REPRESENTATIONS

            Each Borrower warrants and represents to Agent and Lenders that except as hereafter disclosed to and accepted by Agent and the Majority Lenders in writing:


AUTHORIZATION, VALIDITY, AND ENFORCEABILITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

            Each Borrower has the power and authority to execute, deliver and perform this Agreement and the other Loan Documents, to which it is a party, to incur the Obligations, and to grant to Agent Liens upon and security interests in the Collateral. Each Borrower has taken all necessary action (including without limitation, obtaining approval of its equityholders if necessary) to authorize its execution, delivery, and performance of this Agreement and the other Loan Documents, to which it is a party. No consent, approval, or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with such Borrower's execution, delivery and performance of this Agreement or any of the other Loan Documents to which it is a party, except for those already duly obtained or made. This Agreement and the other Loan Documents to which such Borrower is a party have been duly executed and delivered by such Borrower, and constitute the legal, valid and binding obligations of such Borrower, enforceable against it in accordance with their respective terms without defense, setoff or counterclaim. Each Borrower's execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien (other than in favor of Agent) upon the property of such Borrower or any of its Subsidiaries by reason of the terms of (a) any contract, mortgage, Lien, lease, agreement, indenture, or instrument to which such Borrower or any Subsidiary is a party or which is binding upon it,
(b) any Requirement of Law applicable to such Borrower or any of its Subsidiaries, or (c) the certificate or articles of incorporation or by-laws or other organizational documents of such Borrower or any of its Subsidiaries.


VALIDITY AND PRIORITY OF SECURITY INTEREST.

            The provisions of this Agreement, the Mortgage(s) and the other Loan Documents create legal and valid Liens on all the Collateral in favor of Agent, for the ratable benefit of Agent and Lenders, and such Liens constitute perfected and continuing Liens on all the Collateral (other than, with respect to Inventory, only Permitted Liens described in clause (d) of such defined term and other than, with respect to Fixed Assets, Permitted Liens), having priority over all other Liens on the Collateral other than Permitted Liens, securing all the Obligations, and enforceable against each Borrower and all third parties.


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
ORGANIZATION AND QUALIFICATION.

            Each Borrower (a) is duly organized and validly existing in good standing under the laws of the state of its organization, (b) is qualified to do business as a foreign entity and is in good standing in the jurisdictions in which qualification is necessary in order for it to own or lease its property and conduct its business and (c) has all requisite power and authority to conduct its business and to own its property, except in the cases of clauses (a) and (b) where the failure to be in good standing or be qualified could not reasonably be expected to have a Material Adverse Effect.


NAME; PRIOR TRANSACTIONS.

            Except as set forth on Schedule 8.4, no Borrower has, during the past five (5) years, been known by or used any other organizational or fictitious name, or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property outside of the ordinary course of business.


SUBSIDIARIES AND AFFILIATES.

            Schedule 8.5 is a correct and complete list of the name and relationship to each Borrower of each of such Borrower's Subsidiaries and other Affiliates. Each Subsidiary is (a) duly organized and validly existing in good standing under the laws of its state of organization set forth on Schedule 8.5, and (b) qualified to do business as a foreign entity and in good standing in each jurisdiction in which the failure to so qualify or be in good standing could reasonably be expected to have a material adverse effect on any such Subsidiary's business, operations, prospects, property, or condition (financial or otherwise) and (c) has all requisite power and authority to conduct its business and own its property.


FINANCIAL STATEMENTS AND PROJECTIONS.

SEHI HAS DELIVERED TO AGENT AND LENDERS THE DRAFT OF THE AUDITED FINANCIAL STATEMENTS FOR SEHI AND ITS CONSOLIDATED SUBSIDIARIES FOR EACH FISCAL YEAR ENDED NEAREST DECEMBER 31, 2000. SEHI HAS ALSO DELIVERED TO AGENT AND LENDERS THE UNAUDITED BALANCE SHEET AND RELATED STATEMENTS OF INCOME AND CASH FLOWS FOR SEHI AND ITS CONSOLIDATED SUBSIDIARIES FOR THE MONTH OF JANUARY 31, 2001. SUCH FINANCIAL STATEMENTS ARE ATTACHED HERETO AS EXHIBIT C. ALL SUCH FINANCIAL STATEMENTS HAVE BEEN PREPARED IN ACCORDANCE WITH GAAP AND PRESENT ACCURATELY AND FAIRLY THE FINANCIAL POSITION OF THE BUSINESS PRESENTLY BEING CONDUCTED BY SEHI AND ITS CONSOLIDATED SUBSIDIARIES AS AT THE DATES THEREOF AND THEIR RESULTS OF OPERATIONS FOR THE PERIODS THEN ENDED.

THE LATEST PROJECTIONS WHEN SUBMITTED TO LENDERS AS REQUIRED HEREIN REPRESENT BORROWERS' BEST ESTIMATE OF THE FUTURE FINANCIAL PERFORMANCE OF BORROWERS AND THEIR CONSOLIDATED SUBSIDIARIES FOR THE PERIODS SET FORTH THEREIN. THE LATEST PROJECTIONS HAVE BEEN PREPARED ON THE BASIS OF THE ASSUMPTIONS SET FORTH THEREIN, WHICH BORROWERS BELIEVE ARE FAIR AND REASONABLE IN LIGHT OF CURRENT AND REASONABLY FORESEEABLE BUSINESS CONDITIONS AT THE TIME SUBMITTED TO LENDERS, IT BEING RECOGNIZED BY LENDERS THAT SUCH PROJECTIONS AS TO FUTURE


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
EVENTS ARE NOT TO BE VIEWED AS FACTS AND THAT ACTUAL RESULTS DURING THE PERIOD OR PERIODS COVERED BY SUCH PROJECTIONS MAY DIFFER FROM PROJECTED RESULTS.

CAPITALIZATION.

            Schedule 8.7 sets forth the issued and authorized capital stock of each Borrower and each Subsidiary of a Borrower, and except for the capital stock of SEHI, sets for the beneficial and record holder of all such issued capital stock. The capital stock of each Borrower and Subsidiary shown on
Schedule 8.7 as outstanding is validly issued and outstanding, and fully paid and non-assessable.


SOLVENCY.

            Each Borrower is Solvent prior to and after giving effect to the making of the Term Loans and the Revolving Loans to be made on the Closing Date and the issuance of the Letters of Credit to be issued on the Closing Date, and shall remain Solvent during the term of this Agreement.


DEBT.

            After giving effect to the making of the Term Loans and the Revolving Loans to be made on the Closing Date, each Borrower and its Subsidiaries have no Debt, except (a) the Obligations, (b) Debt described on
Schedule 8.9, and (c) trade payables and other contractual obligations arising in the ordinary course of business.


DISTRIBUTIONS.

            Since the Closing Date, no Distribution has been declared, paid, or made upon or in respect of any capital stock or other securities of SEHI, other than Distributions permitted to be made pursuant to Section 9.10.


TITLE TO PROPERTY.

            Each Borrower has good and marketable title in fee simple to its real property listed on Schedule 8.12 hereto, and each Borrower has good, indefeasible, and merchantable title to all of its other property (including, without limitation, the assets reflected on the January 31, 2001 financial statements delivered to Agent and Lenders, except as disposed of in the ordinary course of business since the date thereof), free of all Liens except Permitted Liens.


REAL ESTATE; LEASES.

            Schedule 8.12 sets forth a correct and complete list of all Real Estate owned by each Borrower or any Subsidiary of a Borrower as of the Closing Date, all leases and subleases of real or personal property by each Borrower or any Subsidiary of a Borrower as lessee or sublessee, and all leases and subleases of real or personal property by a Borrower or its Subsidiaries as lessor, lessee, sublessor or sublessee. To the knowledge of each Borrower, each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists.


PROPRIETARY RIGHTS.

            Schedule 8.13 sets forth a correct and complete list of all of each Borrower's Proprietary Rights. None of the Proprietary Rights is subject to any licensing agreement or similar arrangement except as set forth on Schedule 8.13. To the best of each Borrower's knowledge, none of the Proprietary Rights infringes on or conflicts with any other Person's property, and no other Person's property infringes on or conflicts with the Proprietary Rights. The Proprietary Rights described on Schedule 8.13 constitute all of the property of such type necessary to the current and anticipated future conduct of each Borrower's business.


TRADE NAMES.

            All trade names or styles under which each Borrower or any Subsidiary of a Borrower will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, are listed on Schedule 8.14.


LITIGATION.

            Except as set forth on Schedule 8.15, there is no pending or (to the best of each Borrower's knowledge) threatened, action, suit, proceeding, or counterclaim by any Person, or investigation by any Governmental Authority, or any basis for any of the foregoing, which could reasonably be expected to cause a Material Adverse Effect.


RESTRICTIVE AGREEMENTS.

            No Borrower and no Subsidiary of a Borrower is a party to any contract or agreement, or subject to any charter or other corporate restriction, which affects its ability to execute, deliver, and perform the Loan Documents and repay the Obligations or which materially and adversely affects or, insofar as such Borrower can reasonably foresee, could reasonably be expected to materially and adversely affect, the property, business, operations, or condition (financial or otherwise) of any Borrower or any Subsidiary, or would in any respect cause a Material Adverse Effect.


LABOR DISPUTES.

            Except as set forth on Schedule 8.17, (a) there is no collective bargaining agreement or other labor contract covering employees of any Borrower or any Subsidiary of a Borrower, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement,
(c) no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of any Borrower or any Subsidiary of a Borrower or for any similar purpose, and (d) there is no pending or (to the best of each Borrower's knowledge) threatened, strike, work stoppage,


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
material unfair labor practice claim, or other material labor dispute against or affecting any Borrower or any Subsidiaries or their employees.

ENVIRONMENTAL LAWS.

            Except as disclosed on Schedule 8.18:


EACH BORROWER AND ITS SUBSIDIARIES HAVE COMPLIED IN ALL MATERIAL RESPECTS WITH ALL ENVIRONMENTAL LAWS APPLICABLE TO ITS REAL ESTATE AND BUSINESS, AND NEITHER ANY BORROWER NOR ANY SUBSIDIARY NOR ANY OF ITS PRESENT REAL ESTATE OR OPERATIONS, NOR ITS PAST PROPERTY OR OPERATIONS, IS SUBJECT TO ANY ENFORCEMENT ORDER FROM OR LIABILITY AGREEMENT WITH ANY GOVERNMENTAL AUTHORITY OR PRIVATE PERSON RESPECTING (i) COMPLIANCE WITH ANY ENVIRONMENTAL LAW OR (ii) ANY POTENTIAL LIABILITIES AND COSTS OR REMEDIAL ACTION ARISING FROM THE RELEASE OR THREATENED RELEASE OF A CONTAMINANT, EXCEPT WITH RESPECT TO ENFORCEMENT ORDERS AND LIABILITY AGREEMENTS WHERE THE AGGREGATE LIABILITY OF BORROWERS AND THEIR SUBSIDIARIES FOR ALL SUCH ORDERS AND AGREEMENTS SHALL NOT EXCEED $100,000.

EACH BORROWER AND ITS SUBSIDIARIES HAVE OBTAINED ALL PERMITS NECESSARY FOR THEIR CURRENT OPERATIONS UNDER ENVIRONMENTAL LAWS, AND ALL SUCH PERMITS ARE IN GOOD STANDING AND EACH BORROWER AND THEIR SUBSIDIARIES ARE IN MATERIAL COMPLIANCE WITH ALL TERMS AND CONDITIONS OF SUCH PERMITS.

NEITHER ANY BORROWER NOR ANY SUBSIDIARY OF A BORROWER, NOR, TO THE BEST OF EACH BORROWER'S KNOWLEDGE, ANY OF ITS PREDECESSORS IN INTEREST, HAS STORED, TREATED OR DISPOSED OF ANY HAZARDOUS WASTE ON ANY REAL ESTATE, AS DEFINED PURSUANT TO 40 CFR PART 261 OR ANY EQUIVALENT ENVIRONMENTAL LAW EXCEPT FOR SUCH STORAGE, TREATMENTS AND DISPOSALS FOR VIOLATIONS WHICH WOULD NOT, IN THE AGGREGATE, FOR ALL SUCH STORAGE, TREATMENTS AND DISPOSALS RESULT IN LIABILITY TO BORROWERS AND THEIR SUBSIDIARIES IN EXCESS OF $100,000.

NEITHER ANY BORROWER NOR ANY SUBSIDIARY OF A BORROWER HAS RECEIVED ANY SUMMONS, COMPLAINT, ORDER OR SIMILAR WRITTEN NOTICE THAT IT IS NOT CURRENTLY IN COMPLIANCE WITH, OR THAT ANY GOVERNMENTAL AUTHORITY IS INVESTIGATING ITS COMPLIANCE WITH, ANY ENVIRONMENTAL LAWS OR THAT IT IS OR MAY BE LIABLE TO ANY OTHER PERSON AS A RESULT OF A RELEASE OR THREATENED RELEASE OF A CONTAMINANT, EXCEPT FOR NON-COMPLIANCES AND LIABILITIES WHICH WOULD NOT, IN THE AGGREGATE, FOR ALL SUCH NON-COMPLIANCES AND LIABILITIES RESULT IN LIABILITY TO BORROWERS AND THEIR SUBSIDIARIES IN EXCESS OF $100,000.

TO EACH BORROWER'S KNOWLEDGE, NONE OF THE PRESENT OR PAST OPERATIONS OF SUCH BORROWER AND ITS SUBSIDIARIES IS THE SUBJECT OF ANY INVESTIGATION BY ANY GOVERNMENTAL AUTHORITY EVALUATING WHETHER ANY REMEDIAL ACTION IS NEEDED TO RESPOND TO A RELEASE OR THREATENED RELEASE OF A CONTAMINANT.

THERE IS NOT NOW, NOR TO THE BEST OF SUCH BORROWER'S KNOWLEDGE HAS THERE EVER BEEN ON OR IN ANY OF THE REAL ESTATE:

ANY UNDERGROUND STORAGE TANKS OR SURFACE IMPOUNDMENTS,

ANY ASBESTOS-CONTAINING MATERIAL, OR


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
ANY POLYCHLORINATED BIPHENYLS (PCB'S) USED IN HYDRAULIC OILS, ELECTRICAL TRANSFORMERS OR OTHER EQUIPMENT.

NEITHER ANY BORROWER NOR ANY SUBSIDIARY OF A BORROWER HAS FILED ANY NOTICE UNDER ANY REQUIREMENT OF ENVIRONMENTAL LAW REPORTING A SPILL OR ACCIDENTAL AND UNPERMITTED RELEASE OR DISCHARGE OF A CONTAMINANT INTO THE ENVIRONMENT, EXCEPT FOR SUCH SPILLS, RELEASES AND DISCHARGES WHICH WOULD NOT, IN THE AGGREGATE, FOR ALL SUCH SPILLS, RELEASES AND DISCHARGES RESULT IN LIABILITY TO BORROWERS AND THEIR SUBSIDIARIES IN EXCESS OF $100,000.

NEITHER ANY BORROWER NOR ANY SUBSIDIARY OF A BORROWER HAS ENTERED INTO ANY NEGOTIATIONS OR SETTLEMENT AGREEMENTS WITH ANY PERSON (INCLUDING, WITHOUT LIMITATION, THE PRIOR OWNER OF ITS PROPERTY) IMPOSING MATERIAL OBLIGATIONS OR LIABILITIES ON ANY BORROWER OR ANY SUBSIDIARY OF A BORROWER WITH RESPECT TO ANY REMEDIAL ACTION IN RESPONSE TO THE RELEASE OF A CONTAMINANT OR ENVIRONMENTALLY RELATED CLAIM, WHICH OBLIGATIONS AND LIABILITIES WOULD, IN THE AGGREGATE, FOR ALL SUCH REMEDIAL ACTIONS RESULT IN LIABILITY TO BORROWERS AND THEIR SUBSIDIARIES IN EXCESS OF $100,000.

NONE OF THE PRODUCTS NOW OR PREVIOUSLY MANUFACTURED, DISTRIBUTED OR SOLD BY ANY BORROWER OR ANY SUBSIDIARY OF A BORROWER CONTAIN ASBESTOS CONTAINING MATERIAL.

NO ENVIRONMENTAL LIEN HAS ATTACHED TO ANY PREMISES OF ANY BORROWER OR ANY SUBSIDIARY OF A BORROWER.

NO VIOLATION OF LAW.

            No Borrower nor any Subsidiary of a Borrower is in violation of any law, statute, regulation, ordinance, judgment, order, or decree applicable to it which violation could reasonably be expected to have a Material Adverse Effect.


NO DEFAULT.

            No Borrower nor any Subsidiary of a Borrower is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which any Borrower or any Subsidiary is a party or by which it is bound, which default could reasonably be expected to have a Material Adverse Effect.


ERISA COMPLIANCE.

            Except as specifically disclosed in Schedule 8.21:


EACH PLAN IS IN COMPLIANCE IN ALL MATERIAL RESPECTS WITH THE APPLICABLE PROVISIONS OF ERISA, THE CODE AND OTHER FEDERAL OR STATE LAW. EACH PLAN WHICH IS INTENDED TO QUALIFY UNDER SECTION 401(a) OF THE CODE HAS RECEIVED A FAVORABLE DETERMINATION LETTER FROM THE IRS AND TO THE BEST KNOWLEDGE OF EACH BORROWER NOTHING HAS OCCURRED WHICH WOULD CAUSE THE LOSS OF SUCH QUALIFICATION. EACH BORROWER, EACH SUBSIDIARY AND EACH ERISA AFFILIATE HAS MADE ALL REQUIRED CONTRIBUTIONS TO ANY PLAN SUBJECT TO SECTION 412 OF THE CODE, AND NO

APPLICATION FOR A FUNDING WAIVER OR AN EXTENSION OF ANY AMORTIZATION PERIOD PURSUANT TO SECTION 412 OF THE CODE HAS BEEN MADE WITH RESPECT TO ANY PLAN.

THERE ARE NO PENDING OR, TO THE BEST KNOWLEDGE OF EACH BORROWER, THREATENED CLAIMS, ACTIONS OR LAWSUITS, OR ACTION BY ANY GOVERNMENTAL AUTHORITY, WITH RESPECT TO ANY PLAN WHICH HAS RESULTED OR COULD REASONABLY BE EXPECTED TO RESULT IN A MATERIAL ADVERSE EFFECT. THERE HAS BEEN NO PROHIBITED TRANSACTION OR VIOLATION OF THE FIDUCIARY RESPONSIBILITY RULES WITH RESPECT TO ANY PLAN WHICH HAS RESULTED OR COULD REASONABLY BE EXPECTED TO RESULT IN A MATERIAL ADVERSE EFFECT.

(i) NO ERISA EVENT HAS OCCURRED OR IS REASONABLY EXPECTED TO OCCUR; (ii) NO PENSION PLAN HAS ANY UNFUNDED PENSION LIABILITY; (iii) NO BORROWER NOR ANY SUBSIDIARY OR ERISA AFFILIATE HAS INCURRED, OR REASONABLY EXPECTS TO INCUR, ANY LIABILITY UNDER TITLE IV OF ERISA WITH RESPECT TO ANY PENSION PLAN (OTHER THAN PREMIUMS DUE AND NOT DELINQUENT UNDER SECTION 4007 OF ERISA); (iv) NO BORROWER NOR ANY SUBSIDIARY OR ERISA AFFILIATE HAS INCURRED, OR REASONABLY EXPECTS TO INCUR, ANY LIABILITY (AND NO EVENT HAS OCCURRED WHICH, WITH THE GIVING OF NOTICE UNDER SECTION 4219 OF ERISA, WOULD RESULT IN SUCH LIABILITY) UNDER SECTION 4201 OR 4243 OF ERISA WITH RESPECT TO A MULTI-EMPLOYER PLAN; AND (v) NO BORROWER NOR ANY SUBSIDIARY OR ERISA AFFILIATE HAS ENGAGED IN A TRANSACTION THAT COULD BE SUBJECT TO SECTION 4069 OR 4212(c) OF ERISA.

TAX FILINGS.

            Each Borrower and its Subsidiaries have filed all Federal and other tax returns and reports required to be filed, and have paid all Federal and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except franchise taxes that it is disputing in good faith with the States of Delaware and Texas.


REGULATED ENTITIES.

            None of any Borrower, any Person controlling any Borrower, or any Subsidiary, is an "Investment Company" within the meaning of the Investment Company Act of 1940. No Borrower nor any Subsidiary is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur indebtedness.


USE OF PROCEEDS; MARGIN REGULATIONS.

            The proceeds of the Revolving Loans and the Term Loans are to be used solely (a) to repay on the Closing Date indebtedness of Borrowers owing to AmSouth Bank and Transamerica Commercial Finance Corporation, and (b) for working capital purposes and other general business purposes of Borrowers. No Borrower nor any Subsidiary is engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

COPYRIGHTS, PATENTS, TRADEMARKS AND LICENSES, ETC.

            Each Borrower and its Subsidiaries owns or is licensed or otherwise has the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of its businesses, without conflict with the rights of any other Person. To the best knowledge of each Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by such Borrower or any of its Subsidiaries infringes upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of each Borrower, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.


NO MATERIAL ADVERSE EFFECT.

            No Material Adverse Effect has occurred since January 31, 2001.


FULL DISCLOSURE.

            None of the representations or warranties made by any Borrower or any Subsidiary in any of the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of any Borrower or any Subsidiary in connection with any of the Loan Documents (including the offering and disclosure materials delivered by or on behalf of Borrowers to Lenders prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.


MATERIAL AGREEMENTS.

            Schedule 8.28 hereto sets forth all material agreements and contracts to which any Borrower or any Subsidiary is a party or is bound as of the date hereof.


BANK ACCOUNTS.

            Schedule 8.29 contains a complete and accurate list of all bank accounts maintained by each Borrower or any Subsidiary with any bank or other financial institution.


GOVERNMENTAL AUTHORIZATION.

            No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Borrower or any Subsidiary of this Agreement or any other Loan Document.

AFFIRMATIVE AND NEGATIVE COVENANTS

            Each Borrower covenants to Agent and each Lender that, so long as any of the Obligations remain outstanding or this Agreement is in effect:


TAXES AND OTHER OBLIGATIONS.

            Each Borrower shall, and shall cause each of its Subsidiaries to,
(a) file when due all tax returns and other reports which it is required to file; (b) pay, or provide for the payment, when due, of all taxes, fees, assessments and other governmental charges against it or upon its property, income and franchises, make all required withholding and other tax deposits, and establish adequate reserves for the payment of all such items, and provide to Agent and Lenders, upon request, satisfactory evidence of its timely compliance with the foregoing; and (c) pay when due all Debt owed by it and all claims of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, and all other indebtedness owed by it and perform and discharge in a timely manner all other obligations undertaken by it; provided, however, so long as a Borrower has notified Agent in writing, no Borrower nor any Subsidiary need pay any tax, fee, assessment, or governmental charge, that (i) it is contesting in good faith by appropriate proceedings diligently pursued, (ii) such Borrower or Subsidiary, as the case may be, has established proper reserves for such item as provided in GAAP, and (iii) no Lien (other than a Permitted Lien) results from such non-payment.


EXISTENCE AND GOOD STANDING.

            Each Borrower shall, and shall cause each of its Subsidiaries to, maintain its organizational existence and its qualification and good standing in all jurisdictions in which the failure to maintain such existence and qualification or good standing could reasonably be expected to have a material adverse effect on such Borrower's or such Subsidiary's property, business, operations, prospects, or condition (financial or otherwise).


COMPLIANCE WITH LAW AND AGREEMENTS; MAINTENANCE OF LICENSES.

            Each Borrower shall comply, and shall cause each of its Subsidiaries to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act); provided, however, a Borrower or a Subsidiary, as the case may be, may contest, in the appropriate forum, a determination of a non-judicial arbitrator so long as (i) it is contesting in good faith by appropriate proceedings diligently pursued, (ii) proper reserves have been established in accordance with GAAP and (iii) no Lien (other than a Permitted Lien) results from such determination by a non-judicial arbitrator. Each Borrower shall, and shall cause each of its Subsidiaries to, obtain and maintain all licenses, permits, franchises, and governmental authorizations necessary to own its property and to conduct its business as conducted on the Closing Date. Each Borrower shall not modify, amend or alter its certificate or article of incorporation or any other organizational document other than in a manner which does not adversely affect the rights of Lenders or Agent.


MAINTENANCE OF PROPERTY.

            Each Borrower shall, and shall cause each of its Subsidiaries to, maintain all of its property necessary and useful in the conduct of its business, in good operating condition and repair, ordinary wear and tear excepted.

INSURANCE.

EACH BORROWER SHALL MAINTAIN, AND SHALL CAUSE EACH OF ITS SUBSIDIARIES TO MAINTAIN, WITH FINANCIALLY SOUND AND REPUTABLE INSURERS HAVING A RATING OF AT LEAST A-VII OR BETTER BY BEST RATING GUIDE, INSURANCE AGAINST LOSS OR DAMAGE BY FIRE WITH EXTENDED COVERAGE; THEFT, BURGLARY, PILFERAGE AND LOSS IN TRANSIT; PUBLIC LIABILITY AND THIRD PARTY PROPERTY DAMAGE; LARCENY, EMBEZZLEMENT OR OTHER CRIMINAL LIABILITY; BUSINESS INTERRUPTION; PUBLIC LIABILITY AND THIRD PARTY PROPERTY DAMAGE; AND SUCH OTHER HAZARDS OR OF SUCH OTHER TYPES AS IS CUSTOMARY FOR PERSONS ENGAGED IN THE SAME OR SIMILAR BUSINESS, AS AGENT, IN ITS DISCRETION, OR ACTING AT THE DIRECTION OF THE MAJORITY LENDERS, SHALL SPECIFY, IN AMOUNTS, AND UNDER POLICIES ACCEPTABLE TO AGENT AND THE MAJORITY LENDERS. WITHOUT LIMITING THE FOREGOING, EACH BORROWER SHALL ALSO MAINTAIN, AND SHALL CAUSE EACH OF ITS SUBSIDIARIES TO MAINTAIN, FLOOD INSURANCE, IN THE EVENT OF A DESIGNATION OF THE AREA IN WHICH ANY REAL ESTATE COVERED BY THE MORTGAGES AND ANY OF THE EQUIPMENT AND INVENTORY LOCATED ON SUCH REAL ESTATE IS LOCATED AS "FLOOD PRONE" OR A "FLOOD RISK AREA," (HEREINAFTER "SFHA") AS DEFINED BY THE FLOOD DISASTER PROTECTION ACT OF 1973, IN AN AMOUNT TO BE REASONABLY DETERMINED BY AGENT, AND SHALL COMPLY WITH THE ADDITIONAL REQUIREMENTS OF THE NATIONAL FLOOD INSURANCE PROGRAM AS SET FORTH IN SAID ACT. EACH BORROWER SHALL MAINTAIN FLOOD INSURANCE FOR ITS INVENTORY AND EQUIPMENT NOT LOCATED ON ANY REAL ESTATE WHICH IS, AT ANY TIME, LOCATED IN A SFHA.

EACH BORROWER SHALL CAUSE AGENT, FOR THE BENEFIT OF AGENT AND LENDERS, TO BE NAMED IN EACH SUCH POLICY AS SECURED PARTY OR MORTGAGEE AND SOLE LOSS PAYEE, ASSIGNEE OR ADDITIONAL INSURED, AS APPLICABLE, IN A MANNER ACCEPTABLE TO AGENT. EACH POLICY OF INSURANCE SHALL CONTAIN A CLAUSE OR ENDORSEMENT REQUIRING THE INSURER TO GIVE NOT LESS THAN THIRTY (30) DAYS' PRIOR WRITTEN NOTICE TO AGENT IN THE EVENT OF CANCELLATION OF THE POLICY FOR ANY REASON WHATSOEVER AND A CLAUSE OR ENDORSEMENT STATING THAT THE INTEREST OF AGENT SHALL NOT BE IMPAIRED OR INVALIDATED BY ANY ACT OR NEGLECT OF ANY BORROWER OR ANY SUBSIDIARIES OR THE OWNER OF ANY PREMISES FOR PURPOSES MORE HAZARDOUS THAN ARE PERMITTED BY SUCH POLICY. ALL PREMIUMS FOR SUCH INSURANCE SHALL BE PAID BY BORROWERS WHEN DUE, AND CERTIFICATES OF INSURANCE AND, IF REQUESTED BY AGENT OR ANY LENDER, PHOTOCOPIES OF THE POLICIES, SHALL BE DELIVERED TO AGENT, IN EACH CASE IN SUFFICIENT QUANTITY FOR DISTRIBUTION BY AGENT TO EACH OF LENDERS. IF ANY BORROWER FAILS TO PROCURE SUCH INSURANCE OR TO PAY THE PREMIUMS THEREFOR WHEN DUE, AGENT MAY, AND AT THE DIRECTION OF THE MAJORITY LENDERS SHALL, DO SO FROM THE PROCEEDS OF REVOLVING LOANS.

EACH BORROWER SHALL PROMPTLY NOTIFY AGENT AND LENDERS OF ANY LOSS, DAMAGE, OR DESTRUCTION TO THE COLLATERAL ARISING FROM ITS USE, WHETHER OR NOT COVERED BY INSURANCE. AGENT IS HEREBY AUTHORIZED TO COLLECT ALL INSURANCE PROCEEDS DIRECTLY, AND TO APPLY OR REMIT THEM AS FOLLOWS:

WITH RESPECT TO INSURANCE PROCEEDS RELATING TO PROPERTY OTHER THAN COLLATERAL, AFTER DEDUCTING FROM SUCH PROCEEDS THE REASONABLE EXPENSES, IF ANY, INCURRED BY AGENT IN THE COLLECTION OR HANDLING THEREOF, AGENT SHALL PROMPTLY REMIT TO THE APPLICABLE BORROWER SUCH PROCEEDS.


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
WITH RESPECT TO INSURANCE PROCEEDS RELATING TO COLLATERAL OTHER THAN FIXED ASSETS, AFTER DEDUCTING FROM SUCH PROCEEDS THE REASONABLE EXPENSES, IF ANY, INCURRED BY AGENT IN THE COLLECTION OR HANDLING THEREOF, AGENT SHALL APPLY SUCH PROCEEDS, RATABLY, TO THE REDUCTION OF THE OBLIGATIONS IN THE ORDER PROVIDED FOR IN SECTION 4.8.

WITH RESPECT TO INSURANCE PROCEEDS RELATING TO COLLATERAL CONSISTING OF FIXED ASSETS, AFTER DEDUCTING FROM SUCH PROCEEDS THE REASONABLE EXPENSES, IF ANY, INCURRED BY AGENT IN THE COLLECTION OR HANDLING THEREOF, AGENT SHALL APPLY SUCH PROCEEDS TO THE REDUCTION OF THE OBLIGATIONS IN THE ORDER PROVIDED FOR IN
SECTION 4.8, OR AT THE OPTION OF THE MAJORITY LENDERS, MAY PERMIT OR REQUIRE THE APPLICABLE BORROWER TO USE SUCH MONEY, OR ANY PART THEREOF, TO REPLACE, REPAIR, RESTORE OR REBUILD THE RELEVANT FIXED ASSETS IN A DILIGENT AND EXPEDITIOUS MANNER WITH MATERIALS AND WORKMANSHIP OF SUBSTANTIALLY THE SAME QUALITY AS EXISTED BEFORE THE LOSS, DAMAGE OR DESTRUCTION; PROVIDED, HOWEVER, THAT SO LONG AS THERE DOES NOT THEN EXIST ANY DEFAULT OR EVENT OF DEFAULT, BORROWERS SHALL BE PERMITTED TO USE INSURANCE PROCEEDS RELATING TO COLLATERAL CONSISTING OF FIXED ASSETS IN AN AGGREGATE AMOUNT FOR ALL BORROWERS NOT TO EXCEED $100,000 WITH RESPECT TO ANY OCCURRENCE, TO REPLACE, REPAIR, RESTORE OR REBUILD THE RELEVANT FIXED ASSETS, IN THE MANNER SET FORTH IN THIS SENTENCE; AND PROVIDED, FURTHER, THAT BORROWERS FIRST (i) PROVIDE AGENT AND THE MAJORITY LENDERS WITH PLANS AND SPECIFICATIONS FOR ANY SUCH REPAIR OR RESTORATION WHICH SHALL BE REASONABLY SATISFACTORY TO AGENT AND THE MAJORITY LENDERS AND (ii) DEMONSTRATE TO THE REASONABLE SATISFACTION OF AGENT AND THE MAJORITY LENDERS THAT THE FUNDS AVAILABLE TO IT WILL BE SUFFICIENT TO COMPLETE SUCH PROJECT IN THE MANNER PROVIDED THEREIN.

CONDEMNATION.

EACH BORROWER SHALL, AND SHALL CAUSE ITS SUBSIDIARIES TO, IMMEDIATELY UPON LEARNING OF THE INSTITUTION OF ANY PROCEEDING FOR THE CONDEMNATION OR OTHER TAKING OF ANY OF ITS PROPERTY, NOTIFY AGENT OF THE PENDENCY OF SUCH PROCEEDING, AND AGREES THAT AGENT MAY PARTICIPATE IN ANY SUCH PROCEEDING, AND EACH BORROWER FROM TIME TO TIME WILL, AND WILL CAUSE ITS SUBSIDIARIES TO, DELIVER TO AGENT ALL INSTRUMENTS REASONABLY REQUESTED BY AGENT TO PERMIT SUCH PARTICIPATION.

AGENT IS HEREBY AUTHORIZED TO COLLECT THE PROCEEDS OF ANY CONDEMNATION CLAIM OR AWARD DIRECTLY, AND TO APPLY OR REMIT THEM AS FOLLOWS:

WITH RESPECT TO CONDEMNATION PROCEEDS RELATING TO PROPERTY OTHER THAN COLLATERAL, AFTER DEDUCTING FROM SUCH PROCEEDS THE REASONABLE EXPENSES, IF ANY, INCURRED BY AGENT IN THE COLLECTION OR HANDLING THEREOF, AGENT SHALL REMIT TO THE APPLICABLE BORROWER OR SUBSIDIARY SUCH PROCEEDS.

WITH RESPECT TO CONDEMNATION PROCEEDS RELATING TO COLLATERAL OTHER THAN FIXED ASSETS, AFTER DEDUCTING FROM SUCH PROCEEDS THE REASONABLE EXPENSES, IF ANY, INCURRED BY AGENT IN THE COLLECTION OR HANDLING THEREOF, AGENT SHALL APPLY SUCH PROCEEDS, RATABLY, TO THE REDUCTION OF THE OBLIGATIONS IN THE ORDER PROVIDED FOR IN SECTION 4.8.


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
WITH RESPECT TO CONDEMNATION PROCEEDS RELATING TO COLLATERAL CONSISTING OF FIXED ASSETS, AFTER DEDUCTING FROM SUCH PROCEEDS THE REASONABLE EXPENSES, IF ANY, INCURRED BY AGENT IN THE COLLECTION OR HANDLING THEREOF, AGENT SHALL APPLY SUCH PROCEEDS TO THE REDUCTION OF THE OBLIGATIONS IN THE ORDER PROVIDED FOR IN
SECTION 4.8, OR AT THE OPTION OF THE MAJORITY LENDERS, MAY PERMIT OR REQUIRE BORROWERS OR SUBSIDIARIES TO USE SUCH MONEY, OR ANY PART THEREOF, TO REPLACE, REPAIR, RESTORE OR REBUILD THE RELEVANT FIXED ASSETS IN A DILIGENT AND EXPEDITIOUS MANNER WITH MATERIALS AND WORKMANSHIP OF SUBSTANTIALLY THE SAME QUALITY AS EXISTED BEFORE THE CONDEMNATION; PROVIDED, HOWEVER, THAT SO LONG AS THERE DOES NOT THEN EXIST ANY DEFAULT OR EVENT OF DEFAULT, BORROWERS AND SUBSIDIARIES SHALL BE PERMITTED TO USE AS MUCH OF THE CONDEMNATION PROCEEDS RELATING TO COLLATERAL CONSISTING OF FIXED ASSETS IN AN AGGREGATE AMOUNT FOR ALL BORROWERS AND SUBSIDIARIES NOT TO EXCEED $100,000 WITH RESPECT TO ANY OCCURRENCE, AS MAY BE NECESSARY TO REPLACE, REPAIR, RESTORE OR REBUILD THE RELEVANT FIXED ASSETS, IN THE MANNER SET FORTH IN THIS SENTENCE; AND PROVIDED, FURTHER, THAT PLANS AND SPECIFICATIONS FOR ANY SUCH REPAIR OR RESTORATION SHALL BE REASONABLY SATISFACTORY TO AGENT AND THE MAJORITY LENDERS AND SHALL BE SUBJECT TO THE APPROVAL OF AGENT AND THE MAJORITY LENDERS.

ENVIRONMENTAL LAWS.

EACH BORROWER SHALL, AND SHALL CAUSE EACH OF ITS SUBSIDIARIES TO, CONDUCT ITS BUSINESS IN COMPLIANCE WITH ALL ENVIRONMENTAL LAWS APPLICABLE TO IT, INCLUDING, WITHOUT LIMITATION, THOSE RELATING TO THE GENERATION, HANDLING, USE, STORAGE, AND DISPOSAL OF ANY CONTAMINANT EXCEPT FOR SUCH NON-COMPLIANCES WHICH WOULD NOT, IN THE AGGREGATE, FOR ALL SUCH NON-COMPLIANCES RESULT IN LIABILITY TO BORROWERS AND THEIR SUBSIDIARIES IN EXCESS OF $100,000. EACH BORROWER SHALL, AND SHALL CAUSE EACH OF ITS SUBSIDIARIES TO, TAKE PROMPT AND APPROPRIATE ACTION TO RESPOND TO ANY NON-COMPLIANCE WITH ENVIRONMENTAL LAWS AND SHALL REGULARLY REPORT TO AGENT ON SUCH RESPONSE, EXCEPT FOR SUCH NON-COMPLIANCES WHICH WOULD NOT, IN THE AGGREGATE, FOR ALL SUCH NON-COMPLIANCES RESULT IN LIABILITY TO BORROWERS AND THEIR SUBSIDIARIES IN EXCESS OF $100,000.

WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH BORROWER SHALL SUBMIT TO AGENT AND LENDERS ANNUALLY, COMMENCING ON THE FIRST ANNIVERSARY DATE, AND ON EACH ANNIVERSARY DATE THEREAFTER, AN UPDATE OF THE STATUS OF EACH ENVIRONMENTAL COMPLIANCE OR LIABILITY ISSUE EXCEPT FOR THOSE ENVIRONMENTAL COMPLIANCE OR LIABILITY ISSUES FOR WHICH THE AGGREGATE LIABILITY OF BORROWERS AND THEIR SUBSIDIARIES FOR ALL SUCH ISSUES WOULD NOT EXCEED $100,000. AGENT OR ANY LENDER MAY REQUEST COPIES OF TECHNICAL REPORTS PREPARED BY ANY BORROWER AND ANY BORROWER'S COMMUNICATIONS WITH ANY GOVERNMENTAL AUTHORITY TO DETERMINE WHETHER SUCH BORROWER OR ANY OF ITS SUBSIDIARIES IS PROCEEDING REASONABLY TO CORRECT, CURE OR CONTEST IN GOOD FAITH ANY ALLEGED NON-COMPLIANCE OR ENVIRONMENTAL LIABILITY. EACH BORROWER SHALL, AT AGENT'S OR THE MAJORITY LENDERS' REQUEST AND AT BORROWERS' EXPENSE, (a) RETAIN AN INDEPENDENT ENVIRONMENTAL ENGINEER REASONABLY ACCEPTABLE TO AGENT TO EVALUATE THE SITE, INCLUDING TESTS IF APPROPRIATE, WHERE THE NON-COMPLIANCE OR ALLEGED NON-COMPLIANCE WITH ENVIRONMENTAL LAWS HAS OCCURRED (EXCEPT FOR SUCH NON-COMPLIANCES FOR WHICH THE AGGREGATE LIABILITY OF BORROWERS AND THEIR SUBSIDIARIES FOR ALL SUCH NON-COMPLIANCES WOULD NOT EXCEED $100,000) AND PREPARE AND DELIVER TO AGENT, IN SUFFICIENT QUANTITY FOR DISTRIBUTION BY AGENT TO LENDERS, A REPORT SETTING FORTH THE RESULTS OF SUCH EVALUATION, A PROPOSED PLAN FOR RESPONDING TO ANY ENVIRONMENTAL PROBLEMS DESCRIBED

THEREIN, AND AN ESTIMATE OF THE COSTS THEREOF, AND (b) PROVIDE TO AGENT AND LENDERS A SUPPLEMENTAL REPORT OF SUCH ENGINEER WHENEVER THE SCOPE OF THE ENVIRONMENTAL PROBLEMS, OR THE RESPONSE THERETO OR THE ESTIMATED COSTS THEREOF, SHALL CHANGE IN ANY MATERIAL RESPECT.

COMPLIANCE WITH ERISA.

            Each Borrower shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; (c) make all required contributions to any Plan subject to
Section 412 of the Code; (d) not engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan; and (e) not engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.


MERGERS, CONSOLIDATIONS OR SALES.

            No Borrower nor any Subsidiary shall enter into any transaction of merger, reorganization, or consolidation, or transfer, sell, assign, lease, or otherwise dispose of all or any part of its property, or wind up, liquidate or dissolve, or agree to do any of the foregoing, except (i) for sales of Inventory in the ordinary course of its business; and (ii) for sales or other dispositions of Equipment in the ordinary course of business that are obsolete or no longer useable by a Borrower or its Subsidiaries in its business as permitted by
Section 6.11.


DISTRIBUTIONS; CAPITAL CHANGE; RESTRICTED INVESTMENTS.

            No Borrower nor any Subsidiary shall (i) directly or indirectly declare or make, or incur any liability to make, any Distribution, except Permitted Distributions, (ii) make any change in its capital structure which could have a Material Adverse Effect or (iii) without the consent of Agent, make any Restricted Investment, except for Restricted Investments up to $1,000,000 in the aggregate at any time outstanding for all Borrowers and all Subsidiaries since the Closing Date and with respect to which Agent receives a perfected security interest in any property received in connection with such Restricted Investment contemporaneously with the applicable Borrower's or its Subsidiary's receipt of such property.


GUARANTIES.

            No Borrower nor any Subsidiary shall make, issue, or become liable on any Guaranty, except (i) Guaranties of the Obligations in favor of Agent, and
(ii) agreements by a Borrower that has sold a manufactured home to a retail dealer to repurchase such home at the request of such retail dealer's floor plan financier at a cost not exceeding the amount such retail dealer paid such Borrower or Subsidiary for such manufactured home.

DEBT.

            No Borrower nor any Subsidiary shall incur or maintain any Debt, other than: (a) the Obligations; (b) trade payables and contractual obligations to suppliers and customers incurred in the ordinary course of business; (c) loans owing to other Borrowers; and (d) other Debt existing on the Closing Date described on Schedule 8.9.


PREPAYMENT.

            No Borrower nor any Subsidiary shall voluntarily prepay, redeem or acquire any Debt, except the prepayment of Obligations in accordance with the terms of this Agreement.


TRANSACTIONS WITH AFFILIATES.

            Except as set forth below and except for transactions between or among only two or more Borrowers and no other Persons, no Borrower nor any Subsidiary shall, sell, transfer, distribute, or pay any money or property, including, but not limited to, any fees or expenses of any nature (including, but not limited to, any fees or expenses for management services), to any Affiliate, or lend or advance money or property to any Affiliate, or invest in (by capital contribution or otherwise) or purchase or repurchase any stock, securities or indebtedness, or any property, of any Affiliate, or become liable on any Guaranty of the indebtedness, dividends, or other obligations of any Affiliate. Notwithstanding the foregoing, Borrowers and their Subsidiaries may engage in transactions with Affiliates in the ordinary course of business, in amounts and upon terms fully disclosed to Agent and Lenders, and no less favorable to Borrowers and their Subsidiaries than would be obtained in a comparable arm's-length transaction with a third party who is not an Affiliate.


INVESTMENT BANKING AND FINDER'S FEES.

            No Borrower nor any Subsidiary shall pay or agree to pay, or reimburse any other party with respect to, any investment banking or similar or related fee, underwriter's fee, finder's fee, or broker's fee to any Person in connection with this Agreement. Each Borrower shall defend and indemnify Agent and Lenders against and hold them harmless from all claims of any Person that Agent or any Lender is obligated to pay for any such fees, and all costs and expenses (including without limitation, attorneys' fees) incurred by Agent and/or any Lender in connection therewith.


NEGATIVE PLEDGE.

            No Borrower nor any Subsidiary shall enter into an agreement with any Person other than Agent and Lenders pursuant to which any Borrower or any Subsidiaries is not permitted to grant a Lien to Agent on all of its then owned and thereafter acquired assets.

BUSINESS CONDUCTED.

            No Borrower shall, and no Borrower shall permit any of its Subsidiaries, to engage directly or indirectly, in any line of business other than the businesses in which Borrowers and their Subsidiaries are engaged on the Closing Date.


LIENS.

            No Borrower nor any Subsidiary shall create, incur, assume, or permit to exist any Lien on any property now owned or hereafter acquired by any of them, except Permitted Liens.


SALE AND LEASEBACK TRANSACTIONS.

            No Borrower nor any Subsidiary shall, directly or indirectly, enter into any arrangement with any Person providing for any Borrower or Subsidiary to lease or rent property that a Borrower or Subsidiary has sold or will sell or otherwise transfer to such Person.


NEW SUBSIDIARIES.

            No Borrower shall, directly or indirectly, organize, create, acquire or permit to exist any Subsidiary other than those listed on Schedule 8.5.


FISCAL YEAR.

            Borrowers shall not, and shall not permit their Subsidiaries to, change their Fiscal Year.


CAPITAL EXPENDITURES.

            No Borrower nor any Subsidiary shall make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by Borrowers and their Subsidiaries on a consolidated basis would exceed $1,000,000 in any Fiscal Year.


OPERATING LEASE OBLIGATIONS.

            No Borrower nor any Subsidiary shall enter into, or suffer to exist, any lease of real or personal property as lessee or sublessee (other than a Capital Lease), if, after giving effect thereto, the aggregate amount of Rentals (as hereinafter defined) payable by Borrowers and their Subsidiaries on a consolidated basis in any Fiscal Year in respect of such lease and all other such leases would exceed $200,000 (such amount being referred to herein as "Permitted Rentals"). The term "Rentals" means all payments due from the lessee or sublessee under a lease, including, without limitation, basic rent, percentage rent, property taxes, utility or maintenance costs, and insurance premiums.

MINIMUM QUARTERLY EBITDA.

            Borrowers shall achieve EBITDA for each fiscal quarter set forth below in an amount not less than the amount set forth below opposite such fiscal quarter:

             Fiscal Quarter Ending Nearest            Minimum EBITDA
             -----------------------------            --------------
       March 31, 2001                                  ($1,750,000)
       June 30, 2001                                     $500,000
       September 30, 2001                               $1,000,000
       December 31, 2001                                 $250,000
       March 31, 2002                                   ($750,000)
       June 30, 2002                                    $1,000,000
       September 30, 2002                               $1,000,000
       December 31, 2002                                 $500,000
       March 31, 2003                                   ($250,000)
       June 30, 2003                                    $1,250,000
       September 30, 2003                               $1,250,000
       December 31, 2003                                 $750,000

For purposes of calculating EBITDA solely for purposes of testing compliance with this Section 9.24, Borrowers, through the end of the fiscal quarter ending nearest September 30, 2001, may add to EBITDA the following items to the extent they were deducted in determining net income for the applicable quarter and relate to the closure of retail locations: (a) an aggregate for all fiscal quarters of up to $600,000 in store closing costs, and (b) an aggregate for all fiscal quarters of up to $1,000,000 in inventory write-downs.


INTEREST COVERAGE RATIO.

            If Combined Availability is less than $6,000,000 at any time, Borrowers will maintain an Interest Coverage Ratio of 1.00 to 1.00 for each period beginning on the first day that Combined Availability fell below $6,000,000 and ending on the last day of such month and the last day of each succeeding month; provided, Borrower shall not be required to maintain such Interest Coverage Ratio once Combined Availability increases above $7,000,000 unless Combined Availability again falls below $6,000,000.


MINIMUM AVAILABILITY.

            Borrowers will at all times maintain a Combined Availability of at least $4,000,000 with Combined Availability being determined without giving effect to clause (a)(i) of the definition of "Availability" for purposes of this
Section 9.26.

USE OF PROCEEDS.

            Each Borrower shall not, and shall not suffer or permit any Subsidiary to, use any portion of the Loan proceeds, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of any Borrower or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.


AMENDMENTS.

            No Borrower shall, directly or indirectly, amend, modify, supplement, terminate, waive compliance with, or assent to non-compliance with, any term or provision of the floor plan financing documents with Associates Capital.


FURTHER ASSURANCES.

            Each Borrower shall, and shall cause each of its Subsidiaries to, execute and deliver, or cause to be executed and delivered, to Agent and/or Lenders such documents and agreements, and shall take or cause to be taken such actions, as Agent or any Lender may, from time to time, request to carry out the terms and conditions of this Agreement and the other Loan Documents.




CONDITIONS OF LENDING

CONDITIONS PRECEDENT TO MAKING OF LOANS ON THE CLOSING DATE.

            The obligation of Lenders to make the initial Revolving Loans on the Closing Date and to make the Term Loans, and the obligation of Agent to cause to be issued or provide Credit Support for any Letter of Credit on the Closing Date and the obligation of Lenders to participate in Letters of Credit issued on the Closing Date or in Credit Support for any Letters of Credit, are subject to the following conditions precedent having been satisfied in a manner satisfactory to Agent and each Lender:


THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS HAVE BEEN EXECUTED BY EACH PARTY THERETO AND THE LOAN PARTIES SHALL HAVE PERFORMED AND COMPLIED WITH ALL COVENANTS, AGREEMENTS AND CONDITIONS CONTAINED HEREIN AND THE OTHER LOAN DOCUMENTS WHICH ARE REQUIRED TO BE PERFORMED OR COMPLIED WITH BY THE LOAN PARTIES BEFORE OR ON SUCH CLOSING DATE.

UPON MAKING THE LOANS AND ISSUING LETTERS OF CREDIT AND CREDIT SUPPORT ON THE CLOSING DATE (INCLUDING SUCH LOANS MADE TO FINANCE ALL FEES OR OTHERWISE PURSUANT TO SECTION 4.7 AS REIMBURSEMENT FOR FEES, COSTS AND EXPENSES THEN PAYABLE UNDER THIS AGREEMENT) AND WITH ALL ITS OBLIGATIONS CURRENT AFTER GIVING EFFECT TO THE CONSUMMATION OF THE TRANSACTIONS

CONTEMPLATED BY THE LOAN DOCUMENTS ON THE CLOSING DATE, BORROWERS WOULD HAVE COMBINED AVAILABILITY NO LESS THAN $7,500,000.

ALL REPRESENTATIONS AND WARRANTIES MADE HEREUNDER AND IN THE OTHER LOAN DOCUMENTS SHALL BE TRUE AND CORRECT AS OF THE CLOSING DATE AS IF MADE ON SUCH DATE.

NO DEFAULT OR EVENT OF DEFAULT SHALL EXIST ON THE CLOSING DATE, OR WOULD EXIST AFTER GIVING EFFECT TO THE LOANS TO BE MADE ON SUCH DATE OR THE LETTERS OF CREDIT OR CREDIT SUPPORT TO BE ISSUED ON SUCH DATE.

AGENT AND LENDERS SHALL HAVE RECEIVED SUCH OPINIONS OF COUNSEL FOR BORROWERS AND THEIR SUBSIDIARIES AS AGENT OR ANY LENDER SHALL REQUEST.

AGENT AND LENDERS SHALL HAVE RECEIVED TITLE POLICIES, IN FORM AND SUBSTANCE ACCEPTABLE TO AGENT, WITH RESPECT TO THE MORTGAGES PREPARED BY ONE OR MORE NATIONALLY RECOGNIZED TITLE INSURANCE COMPANIES AND SHALL HAVE RECEIVED SUCH CONSENTS AND ESTOPPEL LETTERS FROM LESSORS OR LEASED PROPERTY AS AGENT SHALL HAVE REQUESTED.

AGENT SHALL HAVE RECEIVED:

ACKNOWLEDGMENT COPIES OF PROPER FINANCING STATEMENTS, DULY FILED ON OR PRIOR TO THE CLOSING DATE UNDER THE UCC OF ALL JURISDICTIONS THAT AGENT MAY DEEM NECESSARY OR DESIRABLE IN ORDER TO PERFECT AGENT'S LIEN; AND

DULY EXECUTED UCC-3 TERMINATION STATEMENTS AND SUCH OTHER INSTRUMENTS, IN FORM AND SUBSTANCE SATISFACTORY TO AGENT, AS SHALL BE NECESSARY TO TERMINATE AND SATISFY ALL LIENS ON THE ASSETS AND PROPERTY OF BORROWERS AND THEIR SUBSIDIARIES EXCEPT PERMITTED LIENS.

EACH BORROWER SHALL HAVE PAID ALL FEES AND EXPENSES OF AGENT AND THE ATTORNEY COSTS INCURRED IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED THEREBY.

AGENT SHALL HAVE RECEIVED EVIDENCE, IN FORM, SCOPE, AND SUBSTANCE, REASONABLY SATISFACTORY TO AGENT, OF ALL INSURANCE COVERAGE AS REQUIRED BY THIS AGREEMENT AND SHALL HAVE RECEIVED ENDORSEMENTS NAMING AGENT, ON BEHALF OF LENDERS AS ADDITIONAL INSURED OR LOSS PAYEE, AS THE CASE MAY BE.

AGENT AND LENDERS SHALL HAVE HAD AN OPPORTUNITY, IF THEY SO CHOOSE, TO EXAMINE THE BOOKS OF ACCOUNT AND OTHER RECORDS AND FILES OF EACH BORROWER AND TO MAKE COPIES THEREOF, AND TO CONDUCT A PRE-CLOSING AUDIT WHICH SHALL INCLUDE, WITHOUT LIMITATION, VERIFICATION OF INVENTORY, ACCOUNTS, AND AVAILABILITY, AND THE RESULTS OF SUCH EXAMINATION AND AUDIT SHALL HAVE BEEN SATISFACTORY TO AGENT AND LENDERS IN ALL RESPECTS.

LENDERS SHALL BE REASONABLY SATISFIED WITH BORROWERS' MANAGEMENT AND THE TERMS OF ANY EMPLOYMENT CONTRACTS.

LENDERS SHALL HAVE COMPLETED A DUE DILIGENCE INVESTIGATION OF BORROWERS AND THEIR SUBSIDIARIES IN SCOPE, AND WITH RESULTS, SATISFACTORY TO LENDERS AND SHALL HAVE BEEN GIVEN SUCH ACCESS TO THE MANAGEMENT, RECORDS, BOOKS OF ACCOUNT, CONTRACTS AND PROPERTIES OF BORROWERS AND THEIR SUBSIDIARIES AND SHALL HAVE RECEIVED SUCH FINANCIAL, BUSINESS AND OTHER INFORMATION REGARDING BORROWERS AND THEIR SUBSIDIARIES AS THEY SHALL HAVE REQUESTED, INCLUDING, WITHOUT LIMITATION, INFORMATION AS TO CONTINGENT LIABILITIES, TAX MATTERS, ENVIRONMENTAL MATTERS, OBLIGATIONS UNDER ERISA AND WELFARE PLANS, COLLECTIVE BARGAINING AGREEMENTS AND OTHER ARRANGEMENTS WITH EMPLOYEES.

LENDERS SHALL HAVE RECEIVED AND BEEN SATISFIED WITH SEHI'S ESTIMATED ANNUAL FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 2000, INTERIM MONTHLY FINANCIAL STATEMENTS THROUGH NOVEMBER 2000, PROFORMA CONSOLIDATED FINANCIAL STATEMENTS FOR SEHI AND ITS SUBSIDIARIES, AND FORECASTS PREPARED BY MANAGEMENT OF SEHI, IN FORM AND SUBSTANCE SATISFACTORY TO LENDERS, INCLUDING BALANCE SHEETS, INCOME STATEMENTS AND CASH FLOW STATEMENTS ON A QUARTERLY BASIS FOR THE FIRST FISCAL YEAR FOLLOWING THE CLOSING DATE AND ON AN ANNUAL BASIS FOR EACH YEAR THEREAFTER UNTIL THE STATED TERMINATION DATE.

LENDERS SHALL BE SATISFIED WITH THE CORPORATE AND LEGAL STRUCTURE AND CAPITALIZATION OF BORROWERS AND THE OTHER LOAN PARTIES, INCLUDING, WITHOUT LIMITATION, THE CHARTER AND BYLAWS OF BORROWERS AND THE OTHER LOAN PARTIES AND EACH AGREEMENT AND INSTRUMENT RELATING THERETO.

THERE SHALL HAVE OCCURRED NO MATERIAL ADVERSE CHANGE IN THE BUSINESS, CONDITION (FINANCIAL OR OTHERWISE), OPERATIONS, PERFORMANCE, PROPERTIES OR PROSPECTS OF BORROWERS AND THEIR SUBSIDIARIES, AND ALL INFORMATION PROVIDED BY OR ON BEHALF OF BORROWER TO AGENT OR LENDERS SHALL BE TRUE AND CORRECT IN ALL MATERIAL ASPECTS. THERE SHALL HAVE OCCURRED NO MATERIAL ADVERSE CHANGE IN THE CAPITAL MARKETS OR THE SENIOR BANK LOAN SYNDICATION MARKET (AS DETERMINED BY AGENT). THERE SHALL HAVE OCCURRED NO MATERIAL ADVERSE CHANGE IN THE FACTS AND INFORMATION PRESENTED TO AGENT OR ANY LENDER IN CONNECTION WITH ANY BORROWER, ANY OTHER LOAN PARTY, ANY OF THE COLLATERAL OR IN AGENT'S OR ANY LENDER'S UNDERSTANDING OF SAME.

THERE SHALL EXIST NO ACTION, SUIT, INVESTIGATION, LITIGATION OR PROCEEDING PENDING OR THREATENED IN ANY COURT OR BEFORE ANY ARBITRATOR OR GOVERNMENTAL INSTRUMENTALITY THAT (i) COULD HAVE A MATERIAL ADVERSE EFFECT ON THE BUSINESS, CONDITION (FINANCIAL OR OTHERWISE), OPERATIONS, PERFORMANCE, PROPERTIES OR PROSPECTS OF BORROWERS AND THEIR SUBSIDIARIES OR (ii) PURPORTS TO AFFECT ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, AND THERE SHALL HAVE BEEN NO ADVERSE CHANGE IN THE STATUS OR FINANCIAL EFFECT ON BORROWERS AND THEIR SUBSIDIARIES.

ALL GOVERNMENTAL, IF ANY, AND THIRD PARTY CONSENTS AND APPROVALS NECESSARY IN CONNECTION WITH THE LOAN DOCUMENTS SHALL HAVE BEEN OBTAINED (WITHOUT THE IMPOSITION OF ANY CONDITIONS THAT ARE NOT ACCEPTABLE TO LENDERS) AND SHALL REMAIN IN EFFECT; AND NO LAW OR REGULATION SHALL BE APPLICABLE IN THE JUDGMENT OF LENDERS THAT RESTRAINS, PREVENTS OR IMPOSES MATERIALLY ADVERSE CONDITIONS UPON ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.

BORROWERS SHALL HAVE DEMONSTRATED TO LENDERS' SATISFACTION (i) THAT THE OPERATIONS OF BORROWERS AND THEIR SUBSIDIARIES COMPLY WITH APPLICABLE ENVIRONMENTAL, HEALTH AND SAFETY STATUSES AND REGULATIONS; (ii) THAT SUCH OPERATIONS ARE NOT THE SUBJECT OF ANY FEDERAL, STATE OR LOCAL INVESTIGATION EVALUATING THE NEED FOR REMEDIAL ACTION, INVOLVING A MATERIAL EXPENDITURE, TO RESPOND TO A RELEASE OR THREATENED RELEASE OF ANY TOXIC OR HAZARDOUS WASTE OR SUBSTANCE IN THE ENVIRONMENT; AND (iii) THAT BORROWERS AND THEIR SUBSIDIARIES HAVE NO CONTINGENT LIABILITY DEEMED MATERIAL BY LENDERS IN CONNECTION WITH ANY RELEASE OR THREATENED RELEASE OF ANY TOXIC OR HAZARDOUS WASTE OR SUBSTANCE INTO THE ENVIRONMENT.

LENDERS SHALL BE SATISFIED THAT BORROWERS AND THEIR SUBSIDIARIES WILL BE ABLE TO MEET THEIR OBLIGATIONS UNDER ALL EMPLOYEE AND RETIREE WELFARE PLANS, THAT BORROWERS' AND THEIR SUBSIDIARIES' EMPLOYEE BENEFIT PLANS ARE, IN ALL MATERIAL RESPECTS, FUNDED IN ACCORDANCE WITH THE MINIMUM STATUTORY REQUIREMENTS, THAT NO MATERIAL "REPORTABLE EVENT" (AS DEFINED IN ERISA, BUT EXCLUDING EVENTS FOR WHICH REPORTING HAS BEEN WAIVED) HAS OCCURRED AS TO ANY SUCH EMPLOYEE BENEFIT PLAN AND THAT NO TERMINATION OF, OR WITHDRAWAL FROM, ANY SUCH EMPLOYEE BENEFIT PLAN HAS OCCURRED OR IS CONTEMPLATED THAT COULD RESULT IN A MATERIAL LIABILITY.

BORROWERS SHALL HAVE SATISFIED SUCH OTHER CONDITIONS PRECEDENT REASONABLY REQUESTED BY AGENT OR LENDERS.

ALL PROCEEDINGS TAKEN IN CONNECTION WITH THE EXECUTION OF THIS AGREEMENT, THE TERM LOAN NOTES, ALL OTHER LOAN DOCUMENTS AND ALL DOCUMENTS AND PAPERS RELATING THERETO SHALL BE SATISFACTORY IN FORM, SCOPE, AND SUBSTANCE TO AGENT AND LENDERS.

THE ACCEPTANCE BY BORROWERS OF ANY LOANS MADE ON THE CLOSING DATE OR THE ISSUANCE OF ANY LETTERS OF CREDIT OR CREDIT SUPPORT ON THE CLOSING DATE SHALL BE DEEMED TO BE A REPRESENTATION AND WARRANTY MADE BY EACH BORROWER TO THE EFFECT THAT ALL OF THE CONDITIONS PRECEDENT TO THE MAKING OF SUCH LOANS OR THE ISSUANCE OF SUCH LETTERS OF CREDIT OR CREDIT SUPPORT HAVE BEEN SATISFIED, WITH THE SAME EFFECT AS DELIVERY TO AGENT AND LENDERS OF A CERTIFICATE SIGNED BY A RESPONSIBLE OFFICER OF EACH BORROWER, DATED THE CLOSING DATE, TO SUCH EFFECT.

EXECUTION AND DELIVERY TO AGENT BY A LENDER OF A COUNTERPART OF THIS AGREEMENT SHALL BE DEEMED CONFIRMATION BY SUCH LENDER THAT (i) ALL CONDITIONS PRECEDENT IN THIS SECTION 10.1 HAVE BEEN FULFILLED TO THE SATISFACTION OF SUCH LENDER AND
(ii) THE DECISION OF SUCH LENDER TO EXECUTE AND DELIVER TO AGENT AN EXECUTED COUNTERPART OF THIS AGREEMENT WAS MADE BY SUCH LENDER INDEPENDENTLY AND WITHOUT RELIANCE ON AGENT OR ANY OTHER LENDER AS TO THE SATISFACTION OF ANY CONDITION PRECEDENT SET FORTH IN THIS SECTION 10.1.

CONDITIONS PRECEDENT TO EACH LOAN.

            The obligation of Lenders to make each Loan, including the initial Revolving Loans on the Closing Date and the Term Loans, and the obligation of Agent to take reasonable steps to cause to be issued or to provide Credit Support for any Letter of Credit and the obligation of Lenders to participate in Letters of Credit or Credit Support for Letters of Credit, shall be subject to the further conditions precedent that on and as of the date of any such extension of credit:


THE FOLLOWING STATEMENTS SHALL BE TRUE, AND THE ACCEPTANCE BY BORROWERS OF ANY EXTENSION OF CREDIT SHALL BE DEEMED TO BE A STATEMENT TO THE EFFECT SET FORTH IN CLAUSES (i) AND (ii), WITH THE SAME EFFECT AS THE DELIVERY TO AGENT AND LENDERS OF A CERTIFICATE SIGNED BY A RESPONSIBLE OFFICER, DATED THE DATE OF SUCH EXTENSION OF CREDIT, STATING THAT:

THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE CORRECT IN ALL MATERIAL RESPECTS ON AND AS OF THE DATE OF SUCH EXTENSION OF CREDIT AS THOUGH MADE ON AND AS OF SUCH DATE, OTHER THAN ANY SUCH REPRESENTATION OR WARRANTY WHICH RELATES TO A SPECIFIED PRIOR DATE AND EXCEPT TO THE EXTENT AGENT AND LENDERS HAVE BEEN NOTIFIED BY A BORROWER THAT ANY REPRESENTATION OR WARRANTY IS NOT CORRECT AND THE MAJORITY LENDERS HAVE EXPLICITLY WAIVED IN WRITING COMPLIANCE WITH SUCH REPRESENTATION OR WARRANTY; AND

NO EVENT HAS OCCURRED AND IS CONTINUING, OR WOULD RESULT FROM SUCH EXTENSION OF CREDIT, WHICH CONSTITUTES A DEFAULT OR AN EVENT OF DEFAULT; AND

WITHOUT LIMITING SECTION 10.1(b), THE AMOUNT OF THE AVAILABILITY OF THE BORROWER REQUESTING THE LOAN OR LETTER OF CREDIT OR CREDIT SUPPORT SHALL BE SUFFICIENT TO MAKE SUCH LOAN OR PERMIT THE ISSUANCE OF SUCH LETTER OF CREDIT OR CREDIT SUPPORT WITHOUT EXCEEDING THE AVAILABILITY OF SUCH BORROWER, PROVIDED, HOWEVER, THAT THE FOREGOING CONDITIONS PRECEDENT ARE NOT CONDITIONS TO EACH LENDER PARTICIPATING IN OR REIMBURSING ASB OR AGENT FOR SUCH LENDERS' PRO RATA SHARE OF ANY SWING LOAN OR AGENT ADVANCE AS PROVIDED IN SECTIONS 2.2(h), (i) AND (j) OR PARTICIPATING IN ANY LETTER OF CREDIT OR CREDIT SUPPORT AS PROVIDED IN SECTION 2.4(f).



DEFAULT; REMEDIES

EVENTS OF DEFAULT.

            It shall constitute an event of default ("Event of Default") if any one or more of the following shall occur for any reason:


ANY FAILURE TO PAY THE PRINCIPAL OF OR INTEREST OR PREMIUM ON ANY OF THE OBLIGATIONS WHEN DUE OR ANY FEES WHEN DUE, WHETHER UPON DEMAND OR OTHERWISE;

ANY REPRESENTATION OR WARRANTY MADE OR DEEMED MADE BY A BORROWER IN THIS AGREEMENT OR BY A BORROWER, ANY OF ITS SUBSIDIARIES OR ANY OTHER LOAN PARTY IN ANY OF THE OTHER LOAN DOCUMENTS, ANY FINANCIAL STATEMENT, OR ANY CERTIFICATE FURNISHED BY A BORROWER, ANY OF ITS SUBSIDIARIES OR ANY OTHER LOAN PARTY AT ANY TIME TO AGENT OR ANY LENDER SHALL PROVE TO BE UNTRUE IN ANY MATERIAL RESPECT AS OF THE DATE ON WHICH MADE, DEEMED MADE, OR FURNISHED OR


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
THE EVENT, ACT OR CONDITION WHICH CAUSED THE BREACH OF SUCH REPRESENTATION OR WARRANTY IS REASONABLY LIKELY TO RESULT IN A MATERIAL ADVERSE EFFECT;

(i) ANY DEFAULT SHALL OCCUR IN THE OBSERVANCE OR PERFORMANCE OF ANY OF THE COVENANTS AND AGREEMENTS CONTAINED IN SECTIONS 6.2, 6.3, 6.9 (RELATING TO COLLECTIONS AND/OR ACCOUNTS IN EXCESS OF $100,000), 6.10 (RELATING TO INVENTORY IN EXCESS OF $100,000), 7.3, 9.5, OR 9.9 THROUGH 9.30 OF THIS AGREEMENT OR (ii) ANY DEFAULT SHALL OCCUR IN THE OBSERVANCE OR PERFORMANCE OF ANY OF THE OTHER COVENANTS AND AGREEMENTS CONTAINED IN THIS AGREEMENT, ANY OTHER LOAN DOCUMENTS, OR ANY OTHER AGREEMENT ENTERED INTO AT ANY TIME TO WHICH ANY BORROWER, ANY SUBSIDIARY OR ANY OTHER LOAN PARTY AND AGENT OR ANY LENDER ARE PARTY AND SUCH DEFAULT SHALL CONTINUE UNREMEDIED FOR A PERIOD OF TEN (10) BUSINESS DAYS AFTER THE EARLIER TO OCCUR OF (x) NOTICE THEREOF FROM AGENT OR ANY LENDER TO BORROWERS OR (y) ANY BORROWER'S ACTUAL KNOWLEDGE THEREOF, OR (iii) IF ANY AGREEMENT OR DOCUMENT REFERRED TO IN CLAUSE (i) OR (ii) ABOVE SHALL TERMINATE (OTHER THAN IN ACCORDANCE WITH ITS TERMS OR THE TERMS HEREOF OR WITH THE WRITTEN CONSENT OF AGENT AND THE MAJORITY LENDERS) OR BECOME VOID OR UNENFORCEABLE, WITHOUT THE WRITTEN CONSENT OF AGENT AND THE MAJORITY LENDERS;

DEFAULT SHALL OCCUR WITH RESPECT TO ANY DEBT FOR BORROWED MONEY (OTHER THAN THE OBLIGATIONS) IN AN OUTSTANDING PRINCIPAL AMOUNT WHICH EXCEEDS $250,000, OR UNDER ANY AGREEMENT OR INSTRUMENT UNDER OR PURSUANT TO WHICH ANY SUCH DEBT FOR BORROWED MONEY MAY HAVE BEEN ISSUED, CREATED, ASSUMED, OR GUARANTEED BY ANY BORROWER OR ANY SUBSIDIARY, AND SUCH DEFAULT SHALL CONTINUE FOR MORE THAN THE PERIOD OF GRACE, IF ANY, THEREIN SPECIFIED, IF THE EFFECT THEREOF (WITH OR WITHOUT THE GIVING OF NOTICE OR FURTHER LAPSE OF TIME OR BOTH) IS TO ACCELERATE, OR TO PERMIT THE HOLDERS OF ANY SUCH DEBT FOR BORROWED MONEY TO ACCELERATE, THE MATURITY OF ANY SUCH DEBT FOR BORROWED MONEY; OR ANY SUCH DEBT FOR BORROWED MONEY SHALL BE DECLARED DUE AND PAYABLE OR BE REQUIRED TO BE PREPAID (OTHER THAN BY A REGULARLY SCHEDULED REQUIRED PREPAYMENT) PRIOR TO THE STATED MATURITY THEREOF; OR ANY SUCH DEBT FOR BORROWED MONEY SHALL NOT BE PAID UPON THE SCHEDULED MATURITY THEREOF;

ANY BORROWER OR ANY SUBSIDIARY OR ANY OTHER LOAN PARTY SHALL (i) FILE A VOLUNTARY PETITION IN BANKRUPTCY OR FILE A VOLUNTARY PETITION OR AN ANSWER OR OTHERWISE COMMENCE ANY ACTION OR PROCEEDING SEEKING REORGANIZATION, ARRANGEMENT OR READJUSTMENT OF ITS DEBTS OR FOR ANY OTHER RELIEF UNDER THE BANKRUPTCY CODE, OR UNDER ANY OTHER BANKRUPTCY OR INSOLVENCY ACT OR LAW, STATE OR FEDERAL, NOW OR HEREAFTER EXISTING, OR CONSENT TO, APPROVE OF, OR ACQUIESCE IN, ANY SUCH PETITION, ACTION OR PROCEEDING; (ii) APPLY FOR OR ACQUIESCE IN THE APPOINTMENT OF A RECEIVER, ASSIGNEE, LIQUIDATOR, SEQUESTRATOR, CUSTODIAN, MONITOR, TRUSTEE OR SIMILAR OFFICER FOR IT OR FOR ALL OR ANY PART OF ITS PROPERTY; (iii) MAKE AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS; OR (iv) BE UNABLE GENERALLY TO PAY ITS DEBTS AS THEY BECOME DUE;

AN INVOLUNTARY PETITION OR PROPOSAL SHALL BE FILED OR AN ACTION OR PROCEEDING OTHERWISE COMMENCED SEEKING REORGANIZATION, ARRANGEMENT, CONSOLIDATION OR READJUSTMENT OF THE DEBTS OF ANY BORROWERS OR ANY OF THEIR SUBSIDIARIES OR ANY OTHER LOAN PARTY OR FOR ANY OTHER RELIEF UNDER THE BANKRUPTCY CODE OR UNDER ANY OTHER BANKRUPTCY OR INSOLVENCY ACT OR LAW, STATE OR FEDERAL, NOW OR HEREAFTER EXISTING AND EITHER (i) SUCH PETITION, PROPOSAL, ACTION OR PROCEEDING SHALL NOT HAVE BEEN DISMISSED WITHIN A PERIOD OF SIXTY (60) DAYS AFTER


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
ITS COMMENCEMENT OR (ii) AN ORDER FOR RELIEF AGAINST SUCH BORROWER OR SUCH SUBSIDIARY OR SUCH OTHER LOAN PARTY SHALL HAVE BEEN ENTERED IN SUCH PROCEEDING;

A RECEIVER, ASSIGNEE, LIQUIDATOR, SEQUESTRATOR, CUSTODIAN, MONITOR, TRUSTEE OR SIMILAR OFFICER FOR ANY BORROWER, ANY SUBSIDIARY, OR ANY OTHER LOAN PARTY OR FOR ALL OR ANY PART OF ANY SUCH PERSON'S PROPERTY SHALL BE APPOINTED AND SHALL CONTINUE UNDISCHARGED FOR SIXTY (60) DAYS OR MORE OR A WARRANT OF ATTACHMENT, EXECUTION OR SIMILAR PROCESS SHALL BE ISSUED AGAINST ANY PART OF THE PROPERTY OF ANY BORROWER, ANY SUBSIDIARY OR ANY OTHER LOAN PARTY;

ANY BORROWER OR ANY SUBSIDIARY OR ANY OTHER LOAN PARTY SHALL FILE A CERTIFICATE OF DISSOLUTION UNDER APPLICABLE STATE LAW OR SHALL BE LIQUIDATED, DISSOLVED OR WOUND-UP OR SHALL COMMENCE OR HAVE COMMENCED AGAINST IT ANY ACTION OR PROCEEDING FOR DISSOLUTION, WINDING-UP OR LIQUIDATION, OR SHALL TAKE ANY CORPORATE ACTION IN FURTHERANCE THEREOF;

ALL OR ANY MATERIAL PART OF THE PROPERTY OF ANY BORROWER OR ANY SUBSIDIARY OR ANY OTHER LOAN PARTY SHALL BE NATIONALIZED, EXPROPRIATED OR CONDEMNED, SEIZED OR OTHERWISE APPROPRIATED, OR CUSTODY OR CONTROL OF SUCH PROPERTY OR OF ANY BORROWER OR SUBSIDIARY OR ANY OTHER LOAN PARTY SHALL BE ASSUMED BY ANY GOVERNMENTAL AUTHORITY OR ANY COURT OF COMPETENT JURISDICTION AT THE INSTANCE OF ANY GOVERNMENTAL AUTHORITY, EXCEPT WHERE CONTESTED IN GOOD FAITH BY PROPER PROCEEDINGS DILIGENTLY PURSUED WHERE A STAY OF ENFORCEMENT IS IN EFFECT;

ANY GUARANTY OF THE OBLIGATIONS SHALL BE TERMINATED, REVOKED OR DECLARED VOID OR INVALID;

ONE OR MORE FINAL JUDGMENTS OR ORDERS FOR THE PAYMENT OF MONEY AGGREGATING IN EXCESS OF $250,000 FOR ALL BORROWERS, SUBSIDIARIES AND OTHER LOAN PARTIES, WHICH AMOUNT SHALL NOT BE FULLY COVERED BY INSURANCE, SHALL BE RENDERED AGAINST BORROWERS OR ANY SUBSIDIARY OR ANY OTHER LOAN PARTY AND EITHER ANY SUCH JUDGMENT OR ORDER SHALL NOT HAVE BEEN VACATED OR DISCHARGED WITHIN THIRTY (30) DAYS FROM THE ENTRY THEREOF OR AT ANY TIME PRIOR TO SUCH VACATION OR DISCHARGE ANY SUCH JUDGMENT OR ORDER SHALL NOT BE STAYED OR ANY POST-JUDGMENT OR ORDER REMEDY SHALL HAVE BEEN TAKEN WITH RESPECT TO ANY SUCH JUDGMENT OR ORDER; PROVIDED, THERE MAY BE UP TO $1,000,000 OF JUDGMENTS OR ORDERS FOR THE PAYMENT OF MONEY ENTERED AGAINST BORROWER OR SUBSIDIARIES IN THE AGGREGATE, INCLUDING THOSE ENTERED MORE THAN THIRTY (30) DAYS BEFORE SUCH TIME, THAT ARE STAYED PENDING APPEAL;

ANY LOSS, THEFT, DAMAGE OR DESTRUCTION OF ANY ITEM OR ITEMS OF COLLATERAL OR OTHER PROPERTY OF ANY BORROWER OR ANY SUBSIDIARY OR ANY OTHER LOAN PARTY OCCURS WHICH (i) MATERIALLY AND ADVERSELY AFFECTS THE PROPERTY, BUSINESS, OPERATION, PROSPECTS, OR CONDITION OF ANY BORROWER OR ANY SUBSIDIARY OR ANY OTHER LOAN PARTY; OR (ii) IS MATERIAL IN AMOUNT AND IS NOT ADEQUATELY COVERED BY INSURANCE;

THERE OCCURS A MATERIAL ADVERSE EFFECT;

THERE IS FILED AGAINST ANY BORROWER OR ANY SUBSIDIARY OR ANY OTHER LOAN PARTY ANY CIVIL OR CRIMINAL ACTION, SUIT OR PROCEEDING UNDER ANY FEDERAL OR STATE RACKETEERING STATUTE (INCLUDING, WITHOUT LIMITATION, THE RACKETEER INFLUENCED AND CORRUPT ORGANIZATION ACT OF

1970), WHICH ACTION, SUIT OR PROCEEDING (1) IS NOT DISMISSED WITHIN ONE HUNDRED TWENTY (120) DAYS, AND (2) COULD RESULT IN THE CONFISCATION OR FORFEITURE OF ANY MATERIAL PORTION OF THE COLLATERAL;

FOR ANY REASON OTHER THAN THE FAILURE OF AGENT TO TAKE ANY ACTION AVAILABLE TO IT TO MAINTAIN PERFECTION OF AGENT'S LIENS, PURSUANT TO THE LOAN DOCUMENTS, ANY LOAN DOCUMENT CEASES TO BE IN FULL FORCE AND EFFECT OR ANY LIEN WITH RESPECT TO ANY MATERIAL PORTION OF THE COLLATERAL INTENDED TO BE SECURED THEREBY CEASES TO BE, OR IS NOT, VALID, PERFECTED AND PRIOR TO ALL OTHER LIENS (OTHER THAN PERMITTED LIENS) OR IS TERMINATED, REVOKED OR DECLARED VOID;

(i) AN ERISA EVENT SHALL OCCUR WITH RESPECT TO A PENSION PLAN OR MULTI-EMPLOYER PLAN WHICH HAS RESULTED OR COULD REASONABLY BE EXPECTED TO RESULT IN LIABILITY OF ANY BORROWER OR ANY SUBSIDIARY UNDER TITLE IV OF ERISA TO THE PENSION PLAN, MULTI-EMPLOYER PLAN OR THE PBGC IN AN AGGREGATE AMOUNT IN EXCESS OF $250,000 FOR ALL BORROWERS AND SUBSIDIARIES; (ii) THE AGGREGATE AMOUNT OF UNFUNDED PENSION LIABILITY AMONG ALL PENSION PLANS AT ANY TIME EXCEEDS $250,000 FOR ALL BORROWERS AND SUBSIDIARIES; OR (iii) ANY BORROWER, ANY SUBSIDIARY OR ANY ERISA AFFILIATE SHALL FAIL TO PAY WHEN DUE, AFTER THE EXPIRATION OF ANY APPLICABLE GRACE PERIOD, ANY INSTALLMENT PAYMENT WITH RESPECT TO ITS WITHDRAWAL LIABILITY UNDER SECTION 4201 OF ERISA UNDER A MULTI-EMPLOYER PLAN IN AN AGGREGATE AMOUNT IN EXCESS OF $250,000 FOR ALL BORROWERS AND SUBSIDIARIES; OR

THERE OCCURS A CHANGE OF CONTROL.

REMEDIES.

IF A DEFAULT OR AN EVENT OF DEFAULT EXISTS, AGENT MAY, IN ITS DISCRETION, AND SHALL, AT THE DIRECTION OF THE MAJORITY LENDERS, DO ONE OR MORE OF THE FOLLOWING AT ANY TIME OR TIMES AND IN ANY ORDER, WITHOUT NOTICE TO OR DEMAND ON ANY
BORROWER: (i) REDUCE THE MAXIMUM REVOLVER AMOUNT, OR THE ADVANCE RATES AGAINST ELIGIBLE ACCOUNTS AND/OR ELIGIBLE INVENTORY USED IN COMPUTING THE AVAILABILITY, OR REDUCE ONE OR MORE OF THE OTHER ELEMENTS USED IN COMPUTING THE AVAILABILITY;
(ii) RESTRICT THE AMOUNT OF OR REFUSE TO MAKE REVOLVING LOANS; AND (iii) RESTRICT OR REFUSE TO ARRANGE FOR OR PROVIDE LETTERS OF CREDIT OR CREDIT SUPPORT. IF AN EVENT OF DEFAULT EXISTS, AGENT MAY, AND SHALL, AT THE DIRECTION OF THE MAJORITY LENDERS, DO ONE OR MORE OF THE FOLLOWING, IN ADDITION TO THE ACTIONS DESCRIBED IN THE PRECEDING SENTENCE, AT ANY TIME OR TIMES AND IN ANY ORDER, WITHOUT NOTICE TO OR DEMAND ON ANY BORROWER: (a) TERMINATE THE COMMITMENTS AND THIS AGREEMENT; (b) DECLARE ANY OR ALL OBLIGATIONS TO BE IMMEDIATELY DUE AND PAYABLE; PROVIDED, HOWEVER, THAT UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT DESCRIBED IN SECTIONS 11.1(e), 11.1(f), 11.1(g), OR 11.1(h), THE COMMITMENTS SHALL AUTOMATICALLY AND IMMEDIATELY EXPIRE AND ALL OBLIGATIONS SHALL AUTOMATICALLY BECOME IMMEDIATELY DUE AND PAYABLE WITHOUT NOTICE OR DEMAND OF ANY KIND; AND (c) PURSUE ITS OTHER RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND APPLICABLE LAW. NOTWITHSTANDING THE FOREGOING, UPON THE TERMINATION OF LENDERS' COMMITMENTS, LENDERS SHALL CONTINUE TO MAKE REVOLVING LOANS TO EACH BORROWER FOR THE SOLE PURPOSE OF PAYING SALES TAX OWING BY SUCH BORROWER IN AN AMOUNT UP TO THE SALES TAX RESERVE FOR SUCH BORROWER ON THE DATE OF TERMINATION.

IF AN EVENT OF DEFAULT EXISTS: (i) AGENT SHALL HAVE FOR THE BENEFIT OF AGENT AND LENDERS, IN ADDITION TO ALL OTHER RIGHTS OF AGENT AND LENDERS, THE RIGHTS AND REMEDIES OF A SECURED PARTY UNDER THE UCC; (ii) AGENT MAY, AT ANY TIME, TAKE POSSESSION OF THE COLLATERAL AND KEEP IT ON ANY BORROWER'S PREMISES, AT NO COST TO AGENT OR ANY LENDER, OR REMOVE ANY PART OF IT TO SUCH OTHER PLACE OR PLACES AS AGENT MAY DESIRE, AND EACH BORROWER SHALL, UPON AGENT'S DEMAND, AT BORROWERS' COST, ASSEMBLE THE COLLATERAL AND MAKE IT AVAILABLE TO AGENT AT A PLACE REASONABLY CONVENIENT TO AGENT; AND (iii) AGENT MAY SELL AND DELIVER ANY COLLATERAL AT PUBLIC OR PRIVATE SALES, FOR CASH, UPON CREDIT OR OTHERWISE, AT SUCH PRICES AND UPON SUCH TERMS AS AGENT DEEMS ADVISABLE, IN ITS SOLE DISCRETION, AND MAY, IF AGENT DEEMS IT REASONABLE, POSTPONE OR ADJOURN ANY SALE OF THE COLLATERAL BY AN ANNOUNCEMENT AT THE TIME AND PLACE OF SALE OR OF SUCH POSTPONED OR ADJOURNED SALE WITHOUT GIVING A NEW NOTICE OF SALE. WITHOUT IN ANY WAY REQUIRING NOTICE TO BE GIVEN IN THE FOLLOWING MANNER, EACH BORROWER AGREES THAT ANY NOTICE BY AGENT OF SALE, DISPOSITION OR OTHER INTENDED ACTION HEREUNDER OR IN CONNECTION HEREWITH, WHETHER REQUIRED BY THE UCC OR OTHERWISE, SHALL CONSTITUTE REASONABLE NOTICE TO SUCH BORROWER IF SUCH NOTICE IS MAILED BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID (WITH A COPY OF SUCH NOTICE SENT BY AN OVERNIGHT DELIVERY SERVICE), OR IS DELIVERED PERSONALLY AGAINST RECEIPT, AT LEAST FIVE (5) BUSINESS DAYS PRIOR TO SUCH ACTION TO SUCH BORROWER'S ADDRESS SPECIFIED IN OR PURSUANT TO SECTION 15.8. IF ANY COLLATERAL IS SOLD ON TERMS OTHER THAN PAYMENT IN FULL AT THE TIME OF SALE, NO CREDIT SHALL BE GIVEN AGAINST THE OBLIGATIONS UNTIL AGENT OR LENDERS RECEIVE PAYMENT, AND IF THE BUYER DEFAULTS IN PAYMENT, AGENT MAY RESELL THE COLLATERAL WITHOUT FURTHER NOTICE TO ANY BORROWER. IN THE EVENT AGENT SEEKS TO TAKE POSSESSION OF ALL OR ANY PORTION OF THE COLLATERAL BY JUDICIAL PROCESS, EACH BORROWER IRREVOCABLY WAIVES: (a) THE POSTING OF ANY BOND, SURETY OR SECURITY WITH RESPECT THERETO WHICH MIGHT OTHERWISE BE REQUIRED; (b) ANY DEMAND FOR POSSESSION PRIOR TO THE COMMENCEMENT OF ANY SUIT OR ACTION TO RECOVER THE COLLATERAL; AND (c) ANY REQUIREMENT THAT AGENT RETAIN POSSESSION AND NOT DISPOSE OF ANY COLLATERAL UNTIL AFTER TRIAL OR FINAL JUDGMENT. EACH BORROWER AGREES THAT AGENT HAS NO OBLIGATION TO PRESERVE RIGHTS TO THE COLLATERAL OR MARSHAL ANY COLLATERAL FOR THE BENEFIT OF ANY PERSON. AGENT IS HEREBY GRANTED A LICENSE OR OTHER RIGHT TO USE, WITHOUT CHARGE, EACH BORROWER'S LABELS, PATENTS, COPYRIGHTS, NAME, TRADE SECRETS, TRADE NAMES, TRADEMARKS, AND ADVERTISING MATTER, OR ANY SIMILAR PROPERTY, IN COMPLETING PRODUCTION OF, ADVERTISING OR SELLING ANY COLLATERAL, AND EACH BORROWER'S RIGHTS UNDER ALL LICENSES AND ALL FRANCHISE AGREEMENTS SHALL INURE TO AGENT'S BENEFIT FOR SUCH PURPOSE. THE PROCEEDS OF SALE SHALL BE APPLIED AS SET FORTH IN SECTION 4.8. AGENT WILL RETURN ANY EXCESS TO BORROWERS AND BORROWERS SHALL REMAIN LIABLE FOR ANY DEFICIENCY.

IF AN EVENT OF DEFAULT OCCURS, BORROWERS HEREBY WAIVE ALL RIGHTS TO NOTICE AND HEARING PRIOR TO THE EXERCISE BY AGENT OF AGENT'S RIGHTS TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL WITHOUT NOTICE OR HEARING.



TERM AND TERMINATION

TERM AND TERMINATION.


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
            The term of this Agreement shall end on the Stated Termination Date or earlier as herein provided and all Obligations owing with respect to the revolving line of credit shall be due and payable, and all outstanding Letters of Credit shall be cancelled, on the Stated Termination Date or such earlier date. Agent may, and upon direction from the Majority Lenders shall, terminate this Agreement without notice upon the occurrence of an Event of Default. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations (including, without limitation, all unpaid principal, accrued interest and any early termination or prepayment fees or penalties) shall become immediately due and payable and Borrowers shall immediately arrange for the cancellation of Letters of Credit then outstanding. Notwithstanding the termination of this Agreement, until all Obligations are indefeasibly paid and performed in full in cash, Borrowers shall remain bound by the terms of this Agreement and shall not be relieved of any of its Obligations hereunder, and Agent and Lenders shall retain all their rights and remedies hereunder (including, without limitation, Agent's Liens in and all rights and remedies with respect to all then existing and after-arising Collateral).




AMENDMENTS; WAIVER; ASSIGNMENTS; SUCCESSORS

NO WAIVERS; CUMULATIVE REMEDIES.

            No failure by Agent or any Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement thereto, or in any other agreement between or among any Borrower and Agent and/or any Lender, or delay by Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Agent or Lenders on any occasion shall affect or diminish Agent's and each Lender's rights thereafter to require strict performance by each Borrower of any provision of this Agreement. Agent's and each Lender's rights under this Agreement will be cumulative and not exclusive of any other right or remedy which Agent or any Lender may have.


AMENDMENTS AND WAIVERS.

            No amendment or waiver of any provision of this Agreement, and no consent with respect to any departure by any Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Majority Lenders (or by Agent at the written request of the Majority Lenders) and Borrowers and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all Lenders and Borrowers and acknowledged by Agent, do any of the following:

INCREASE OR EXTEND THE REVOLVING COMMITMENT OR TERM LOAN COMMITMENT OF ANY
LENDER;

POSTPONE OR DELAY ANY DATE FIXED BY THIS AGREEMENT FOR ANY PAYMENT OF PRINCIPAL, INTEREST, FEES OR OTHER AMOUNTS DUE TO LENDERS (OR ANY OF THEM) HEREUNDER;

REDUCE THE PRINCIPAL OF, OR THE RATE OF INTEREST SPECIFIED HEREIN ON ANY LOAN, OR ANY FEES OR OTHER AMOUNTS PAYABLE HEREUNDER;

CHANGE THE PERCENTAGE OF THE COMMITMENTS OR OF THE AGGREGATE UNPAID PRINCIPAL AMOUNT OF THE LOANS WHICH IS REQUIRED FOR LENDERS OR ANY OF THEM TO TAKE ANY ACTION HEREUNDER;

INCREASE ANY OF THE PERCENTAGES SET FORTH IN THE DEFINITION OF "AVAILABILITY";

AMEND THIS SECTION OR ANY PROVISION OF THIS AGREEMENT PROVIDING FOR CONSENT OR OTHER ACTION BY ALL LENDERS;

RELEASE COLLATERAL OTHER THAN AS PERMITTED BY SECTION 14.11;

CHANGE THE DEFINITION OF "MAJORITY LENDERS."

and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by Agent, affect the rights or duties of Agent under this Agreement or any other Loan Document.


ASSIGNMENTS.

ANY LENDER MAY, WITH THE WRITTEN CONSENT OF AGENT AND BORROWERS (WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD), ASSIGN AND DELEGATE TO ONE OR MORE ASSIGNEES (EACH AN "ASSIGNEE") ALL, OR ANY RATABLE PART OF ALL, OF THE LOANS, THE COMMITMENTS AND THE OTHER RIGHTS AND OBLIGATIONS OF SUCH LENDER HEREUNDER, IN A MINIMUM AMOUNT OF $10,000,000 OR SUCH LESSER AMOUNT IF (i) SUCH ASSIGNMENT AND DELEGATION IS OF ALL OF THE LOANS, COMMITMENTS AND OTHER RIGHTS AND OBLIGATIONS OF SUCH LENDER HEREUNDER OR (ii) SUCH ASSIGNMENT IS TO ANOTHER LENDER; PROVIDED, HOWEVER, THAT BORROWERS AND AGENT MAY CONTINUE TO DEAL SOLELY AND DIRECTLY WITH SUCH LENDER IN CONNECTION WITH THE INTEREST SO ASSIGNED TO AN ASSIGNEE UNTIL (i) WRITTEN NOTICE OF SUCH ASSIGNMENT, TOGETHER WITH PAYMENT INSTRUCTIONS, ADDRESSES AND RELATED INFORMATION WITH RESPECT TO THE ASSIGNEE, SHALL HAVE BEEN GIVEN TO BORROWERS AND AGENT BY SUCH LENDER AND THE ASSIGNEE;
(ii) SUCH LENDER AND ITS ASSIGNEE SHALL HAVE DELIVERED TO BORROWERS AND AGENT AN ASSIGNMENT AND ACCEPTANCE IN THE FORM OF EXHIBIT F ("ASSIGNMENT AND ACCEPTANCE") TOGETHER WITH ALL TERM LOAN NOTES SUBJECT TO SUCH ASSIGNMENT AND (iii) THE ASSIGNOR LENDER OR ASSIGNEE HAS PAID TO AGENT A PROCESSING FEE IN THE AMOUNT OF $5,000.

FROM AND AFTER THE DATE THAT AGENT NOTIFIES THE ASSIGNOR LENDER THAT IT HAS RECEIVED AN EXECUTED ASSIGNMENT AND ACCEPTANCE AND PAYMENT OF THE
ABOVE-REFERENCED PROCESSING FEE, (i) THE ASSIGNEE THEREUNDER SHALL BE A PARTY HERETO AND, TO THE EXTENT THAT RIGHTS AND OBLIGATIONS, INCLUDING, BUT NOT LIMITED TO, THE OBLIGATION TO PARTICIPATE IN LETTERS OF CREDIT


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AND CREDIT SUPPORT HAVE BEEN ASSIGNED TO IT PURSUANT TO SUCH ASSIGNMENT AND
ACCEPTANCE, SHALL HAVE THE RIGHTS AND OBLIGATIONS OF A LENDER UNDER THE LOAN DOCUMENTS, AND (ii) THE ASSIGNOR LENDER SHALL, TO THE EXTENT THAT RIGHTS AND OBLIGATIONS HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS HAVE BEEN ASSIGNED BY IT PURSUANT TO SUCH ASSIGNMENT AND ACCEPTANCE, RELINQUISH ITS RIGHTS AND BE RELEASED FROM ITS OBLIGATIONS UNDER THIS AGREEMENT (AND IN THE CASE OF AN ASSIGNMENT AND ACCEPTANCE COVERING ALL OR THE REMAINING PORTION OF AN ASSIGNING LENDER'S RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT, SUCH LENDER SHALL CEASE TO BE A PARTY HERETO).

BY EXECUTING AND DELIVERING AN ASSIGNMENT AND ACCEPTANCE, THE ASSIGNING LENDER THEREUNDER AND THE ASSIGNEE THEREUNDER CONFIRM TO AND AGREE WITH EACH OTHER AND THE OTHER PARTIES HERETO AS FOLLOWS: (1) OTHER THAN AS PROVIDED IN SUCH ASSIGNMENT AND ACCEPTANCE, SUCH ASSIGNING LENDER MAKES NO REPRESENTATION OR WARRANTY AND ASSUMES NO RESPONSIBILITY WITH RESPECT TO ANY STATEMENTS, WARRANTIES OR REPRESENTATIONS MADE IN OR IN CONNECTION WITH THIS AGREEMENT OR THE EXECUTION, LEGALITY, VALIDITY, ENFORCEABILITY, GENUINENESS, SUFFICIENCY OR VALUE OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT FURNISHED PURSUANT HERETO;
(2) SUCH ASSIGNING LENDER MAKES NO REPRESENTATION OR WARRANTY AND ASSUMES NO RESPONSIBILITY WITH RESPECT TO THE FINANCIAL CONDITION OF ANY BORROWER OR ANY OTHER LOAN PARTY OR THE PERFORMANCE OR OBSERVANCE BY BORROWERS OR ANY OTHER LOAN PARTY OF ANY OF ITS OBLIGATIONS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT FURNISHED PURSUANT HERETO; (3) SUCH ASSIGNEE CONFIRMS THAT IT HAS RECEIVED A COPY OF THIS AGREEMENT, TOGETHER WITH SUCH OTHER DOCUMENTS AND INFORMATION AS IT HAS DEEMED APPROPRIATE TO MAKE ITS OWN CREDIT ANALYSIS AND DECISION TO ENTER INTO SUCH ASSIGNMENT AND ACCEPTANCE; (4) SUCH ASSIGNEE WILL, INDEPENDENTLY AND WITHOUT RELIANCE UPON AGENT, SUCH ASSIGNING LENDER OR ANY OTHER LENDER, AND BASED ON SUCH DOCUMENTS AND INFORMATION AS IT SHALL DEEM APPROPRIATE AT THE TIME, CONTINUE TO MAKE ITS OWN CREDIT DECISIONS IN TAKING OR NOT TAKING ACTION UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; (5) SUCH ASSIGNEE APPOINTS AND AUTHORIZES AGENT TO TAKE SUCH ACTION AS AGENT ON ITS BEHALF AND TO EXERCISE SUCH POWERS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AS ARE DELEGATED TO AGENT BY THE TERMS HEREOF AND THEREOF, TOGETHER WITH SUCH POWERS AS ARE REASONABLY INCIDENTAL THERETO; AND (6) SUCH ASSIGNEE AGREES THAT IT WILL PERFORM IN ACCORDANCE WITH THEIR TERMS ALL OF THE OBLIGATIONS WHICH BY THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE REQUIRED TO BE PERFORMED BY IT AS A LENDER.

WITHIN FIVE (5) BUSINESS DAYS AFTER ITS RECEIPT OF NOTICE BY AGENT THAT IT HAS RECEIVED AN EXECUTED ASSIGNMENT AND ACCEPTANCE AND PAYMENT OF THE PROCESSING FEE, BORROWERS SHALL EXECUTE AND DELIVER TO AGENT, NEW TERM LOAN NOTES EVIDENCING SUCH ASSIGNEE'S ASSIGNED TERM LOANS AND, IF THE ASSIGNOR LENDER HAS RETAINED A PORTION OF ITS TERM LOANS, APPROPRIATE REPLACEMENT TERM LOAN NOTES IN THE PRINCIPAL AMOUNT OF THE RESPECTIVE TERM LOANS RETAINED BY THE ASSIGNOR LENDER (SUCH TERM LOAN NOTES TO BE IN EXCHANGE FOR, BUT NOT IN PAYMENT OF, THE TERM LOAN NOTES HELD BY SUCH LENDER). IMMEDIATELY UPON EACH ASSIGNEE'S MAKING ITS PROCESSING FEE PAYMENT UNDER THE ASSIGNMENT AND ACCEPTANCE, THIS AGREEMENT SHALL BE DEEMED TO BE AMENDED TO THE EXTENT, BUT ONLY TO THE EXTENT, NECESSARY TO REFLECT THE ADDITION OF THE ASSIGNEE AND THE RESULTING ADJUSTMENT OF THE COMMITMENTS ARISING THEREFROM. THE COMMITMENT ALLOCATED TO EACH ASSIGNEE SHALL REDUCE SUCH COMMITMENTS OF THE ASSIGNING LENDER PRO TANTO.


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NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT, ANY LENDER MAY AT ANY
TIME CREATE A SECURITY INTEREST IN, OR PLEDGE, ALL OR ANY PORTION OF ITS RIGHTS UNDER AND INTEREST IN THIS AGREEMENT AND EACH TERM LOAN NOTE HELD BY IT IN FAVOR OF ANY FEDERAL RESERVE BANK IN ACCORDANCE WITH REGULATION A OF THE FRB OR U.S. TREASURY REGULATION 31 CFR SECTION 203.14, AND SUCH FEDERAL RESERVE BANK MAY ENFORCE SUCH PLEDGE OR SECURITY INTEREST IN ANY MANNER PERMITTED UNDER APPLICABLE LAW.



AGENT

APPOINTMENT AND AUTHORIZATION.

            Each Lender hereby designates and appoints ASB as its Agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as such on the express conditions contained in this
Article 14. The provisions of this Article 14 are solely for the benefit of Agent and Lenders and no Borrower shall have rights as a third party beneficiary of any of the provisions contained herein. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Except as expressly otherwise provided in this Agreement, Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including, without limitation, (a) the determination of the applicability of ineligibility criteria with respect to the calculation of the Availability of each Borrower, (b) the making of Agent Advances pursuant to
Section 2.2(i), and (c) the exercise of remedies pursuant to Section 11.2, and any action so taken or not taken shall be deemed consented to by Lenders.


DELEGATION OF DUTIES.

            Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to


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
advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence, gross negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.


LIABILITY OF AGENT.

            None of Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any Lender for any recital, statement, representation or warranty made by any Borrower or any Subsidiary or Affiliate of any Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of Borrowers or any of Borrowers' respective Subsidiaries or Affiliates.


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
RELIANCE BY AGENT.

AGENT SHALL BE ENTITLED TO RELY, AND SHALL BE FULLY PROTECTED IN RELYING, UPON ANY WRITING, RESOLUTION, NOTICE, CONSENT, CERTIFICATE, AFFIDAVIT, LETTER, TELEGRAM, FACSIMILE, TELEX OR TELEPHONE MESSAGE, STATEMENT OR OTHER DOCUMENT OR CONVERSATION BELIEVED BY IT TO BE GENUINE AND CORRECT AND TO HAVE BEEN SIGNED, SENT OR MADE BY THE PROPER PERSON OR PERSONS, AND UPON ADVICE AND STATEMENTS OF LEGAL COUNSEL (INCLUDING COUNSEL TO BORROWERS), INDEPENDENT ACCOUNTANTS AND OTHER EXPERTS SELECTED BY AGENT. AGENT SHALL BE FULLY JUSTIFIED IN FAILING OR REFUSING TO TAKE ANY ACTION UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT UNLESS IT SHALL FIRST RECEIVE SUCH ADVICE OR CONCURRENCE OF THE MAJORITY LENDERS AS IT DEEMS APPROPRIATE AND, IF IT SO REQUESTS, IT SHALL FIRST BE INDEMNIFIED TO ITS SATISFACTION BY LENDERS AGAINST ANY AND ALL LIABILITY AND EXPENSE WHICH MAY BE INCURRED BY IT BY REASON OF TAKING OR CONTINUING TO TAKE ANY SUCH ACTION. AGENT SHALL IN ALL CASES BE FULLY PROTECTED IN ACTING, OR IN REFRAINING FROM ACTING, UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ACCORDANCE WITH A REQUEST OR CONSENT OF THE MAJORITY LENDERS AND SUCH REQUEST AND ANY ACTION TAKEN OR FAILURE TO ACT PURSUANT THERETO SHALL BE BINDING UPON ALL LENDERS.

FOR PURPOSES OF DETERMINING COMPLIANCE WITH THE CONDITIONS SPECIFIED IN SECTION 10.1, EACH LENDER THAT HAS EXECUTED THIS AGREEMENT SHALL BE DEEMED TO HAVE CONSENTED TO, APPROVED OR ACCEPTED OR TO BE SATISFIED WITH, EACH DOCUMENT OR OTHER MATTER EITHER SENT BY AGENT TO SUCH LENDER FOR CONSENT, APPROVAL, ACCEPTANCE OR SATISFACTION, OR REQUIRED THEREUNDER TO BE CONSENTED TO OR APPROVED BY OR ACCEPTABLE OR SATISFACTORY TO THE LENDER.

NOTICE OF DEFAULT.
            Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to Agent for the account of Lenders, unless Agent shall have received written notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." Agent will notify Lenders of its receipt of any such notice. Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Lenders in accordance with Section 11; provided, however, that unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.


CREDIT DECISION.
            Each Lender acknowledges that none of Agent-Related Persons has made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of any Borrower, its Subsidiaries or any other Loan Party, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects,


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
operations, property, financial and other condition and creditworthiness of each Borrower, each Borrowers' Subsidiaries and all other Loan Parties, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrowers. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrowers and the other Loan Parties. Except for notices, reports and other documents expressly herein required to be furnished to Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Borrower or any other Loan Party which may come into the possession of any of Agent-Related Persons.

INDEMNIFICATION.
            Whether or not the transactions contemplated hereby are consummated, Lenders shall indemnify upon demand Agent-Related Persons (to the extent not reimbursed by or on behalf of Borrowers and without limiting the obligation of Borrowers to do so), pro rata (giving effect to all Loans), from and against any and all Indemnified Liabilities as such term is defined in Section 15.11; provided, however, that no Lender shall be liable for the payment to Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that Agent is not reimbursed for such expenses by or on behalf of Borrowers. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of Agent.


AGENT IN INDIVIDUAL CAPACITY.
            ASB and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with Borrowers and their Subsidiaries and Affiliates as though ASB were not Agent hereunder and without notice to or consent of Lenders. Lenders acknowledge that, pursuant to such activities, ASB and its Affiliates may receive information regarding Borrowers or their Affiliates (including information that may be subject to confidentiality obligations in favor of Borrowers or their Affiliates) and acknowledge that Agent shall be under no obligation to provide such


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
information to them. With respect to its Loans, ASB shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not Agent, and the terms "Lender" and "Lenders" include ASB in its individual capacity.


SUCCESSOR AGENT.
            Agent may resign as Agent upon thirty (30) days' notice to Lenders and Borrowers. If Agent resigns under this Agreement, the Majority Lenders shall appoint from among Lenders a successor agent for Lenders. If no successor agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with Lenders and Borrowers, a successor agent from among Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article 14 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is thirty
(30) days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Majority Lenders appoint a successor agent as provided for above.


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
WITHHOLDING TAX.

IF ANY LENDER IS A "FOREIGN PERSON" WITHIN THE MEANING OF THE CODE AND SUCH LENDER CLAIMS EXEMPTION FROM, OR A REDUCTION OF, U.S. WITHHOLDING TAX UNDER
SECTION 1441 OR 1442 OF THE CODE, SUCH LENDER AGREES WITH AND IN FAVOR OF AGENT, TO DELIVER TO AGENT:

IF SUCH LENDER CLAIMS AN EXEMPTION FROM, OR A REDUCTION OF, WITHHOLDING TAX UNDER A UNITED STATES TAX TREATY, TWO (2) PROPERLY COMPLETED AND EXECUTED IRS FORMS W-8BEN BEFORE THE PAYMENT OF ANY INTEREST IN THE FIRST CALENDAR YEAR AND BEFORE THE PAYMENT OF ANY INTEREST IN EACH FOURTH SUCCEEDING CALENDAR YEAR DURING WHICH INTEREST MAY BE PAID UNDER THIS AGREEMENT;

IF SUCH LENDER CLAIMS THAT INTEREST PAID UNDER THIS AGREEMENT IS EXEMPT FROM UNITED STATES WITHHOLDING TAX BECAUSE IT IS EFFECTIVELY CONNECTED WITH A UNITED STATES TRADE OR BUSINESS OF SUCH LENDER, TWO (2) PROPERLY COMPLETED AND EXECUTED COPIES OF IRS FORM W-8ECI BEFORE THE PAYMENT OF ANY INTEREST IS DUE IN THE FIRST TAXABLE YEAR OF SUCH LENDER AND IN EACH FOURTH SUCCEEDING TAXABLE YEAR OF SUCH LENDER DURING WHICH INTEREST MAY BE PAID UNDER THIS AGREEMENT; AND

SUCH OTHER FORM OR FORMS AS MAY BE REQUIRED UNDER THE CODE OR OTHER LAWS OF THE UNITED STATES AS A CONDITION TO EXEMPTION FROM, OR REDUCTION OF, UNITED STATES WITHHOLDING TAX.
Such Lender agrees to notify Agent promptly of any change in circumstances which would modify or render invalid any claimed exemption or reduction.


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
IF ANY LENDER CLAIMS EXEMPTION FROM, OR REDUCTION OF, WITHHOLDING TAX UNDER A UNITED STATES TAX TREATY BY PROVIDING IRS FORM W-8BEN AND SUCH LENDER SELLS, ASSIGNS, GRANTS A PARTICIPATION IN, OR OTHERWISE TRANSFERS ALL OR PART OF THE OBLIGATIONS OF BORROWERS TO ANY OTHER PERSON, SUCH LENDER AGREES TO NOTIFY AGENT OF THE PERCENTAGE AMOUNT IN WHICH IT IS NO LONGER THE BENEFICIAL OWNER OF OBLIGATIONS OF BORROWERS TO SUCH LENDER. TO THE EXTENT OF SUCH PERCENTAGE AMOUNT, AGENT WILL TREAT SUCH LENDER'S IRS FORM W-8BEN AS NO LONGER VALID.

IF ANY LENDER CLAIMING EXEMPTION FROM UNITED STATES WITHHOLDING TAX BY FILING IRS FORM W-8BEN OR W-8ECI WITH AGENT SELLS, ASSIGNS, GRANTS A PARTICIPATION IN, OR OTHERWISE TRANSFERS ALL OR PART OF THE OBLIGATIONS OF BORROWERS TO ANY OTHER PERSON, SUCH LENDER AGREES TO UNDERTAKE SOLE RESPONSIBILITY FOR COMPLYING WITH ANY WITHHOLDING TAX REQUIREMENTS IMPOSED BY SECTIONS 1441 AND 1442 OF THE CODE.

IF ANY LENDER DEMONSTRATES BY SUBMITTING APPROPRIATE DOCUMENTATION THAT IT IS ENTITLED TO A REDUCTION IN THE APPLICABLE WITHHOLDING TAX, AGENT MAY WITHHOLD FROM ANY INTEREST PAYMENT TO SUCH LENDER AN AMOUNT EQUIVALENT TO THE APPLICABLE WITHHOLDING TAX AFTER TAKING INTO ACCOUNT SUCH REDUCTION. IF THE FORMS OR OTHER DOCUMENTATION REQUIRED BY SUBSECTION (a) OF THIS SECTION ARE NOT DELIVERED TO AGENT, THEN AGENT MAY WITHHOLD FROM ANY INTEREST PAYMENT TO SUCH LENDER NOT PROVIDING SUCH FORMS OR OTHER DOCUMENTATION AN AMOUNT EQUIVALENT TO THE APPLICABLE WITHHOLDING TAX.

IF THE IRS OR ANY OTHER GOVERNMENTAL AUTHORITY OF THE UNITED STATES OR OTHER JURISDICTION ASSERTS A CLAIM THAT AGENT DID NOT PROPERLY WITHHOLD TAX FROM AMOUNTS PAID TO OR FOR THE ACCOUNT OF ANY LENDER (BECAUSE THE APPROPRIATE FORM WAS NOT DELIVERED, WAS NOT PROPERLY COMPLETED OR EXECUTED, OR BECAUSE SUCH LENDER FAILED TO NOTIFY AGENT OF A CHANGE IN CIRCUMSTANCES WHICH RENDERED THE EXEMPTION FROM, OR REDUCTION OF, WITHHOLDING TAX INEFFECTIVE, OR FOR ANY OTHER REASON), SUCH LENDER SHALL INDEMNIFY AGENT (TO THE EXTENT NOT REIMBURSED BY OR ON BEHALF OF BORROWERS AND WITHOUT LIMITING THE OBLIGATION OF BORROWERS TO DO
SO) FULLY FOR ALL AMOUNTS PAID, DIRECTLY OR INDIRECTLY, BY AGENT AS TAX OR OTHERWISE, INCLUDING PENALTIES, ADDITIONS TO THE TAX AND INTEREST, AND INCLUDING ANY TAXES IMPOSED BY ANY JURISDICTION ON THE AMOUNTS PAYABLE TO AGENT UNDER THIS SECTION, TOGETHER WITH ALL COSTS AND EXPENSES (INCLUDING ATTORNEY COSTS). THE OBLIGATION OF LENDERS UNDER THIS SUBSECTION SHALL SURVIVE THE PAYMENT OF ALL OBLIGATIONS AND THE RESIGNATION OR REPLACEMENT OF AGENT.

COLLATERAL MATTERS.

LENDERS HEREBY IRREVOCABLY AUTHORIZE AGENT, AT ITS OPTION AND IN ITS SOLE DISCRETION, TO RELEASE ANY AGENT'S LIEN UPON ANY COLLATERAL (i) UPON THE TERMINATION OF THE COMMITMENTS AND PAYMENT AND SATISFACTION IN FULL BY BORROWERS OF ALL LOANS AND REIMBURSEMENT OBLIGATIONS IN RESPECT OF LETTERS OF CREDIT AND CREDIT SUPPORT, AND THE TERMINATION OF ALL OUTSTANDING LETTERS OF CREDIT (WHETHER OR NOT ANY OF SUCH OBLIGATIONS ARE DUE) AND ALL OTHER OBLIGATIONS; (ii) CONSTITUTING PROPERTY BEING SOLD OR DISPOSED OF IF A BORROWER CERTIFIES TO AGENT THAT THE SALE OR DISPOSITION IS MADE IN COMPLIANCE WITH SECTION 9.9 (AND AGENT MAY RELY CONCLUSIVELY ON ANY SUCH CERTIFICATE, WITHOUT FURTHER INQUIRY); (iii) CONSTITUTING PROPERTY IN WHICH NO BORROWER OWNED AN INTEREST AT THE TIME THE LIEN WAS GRANTED OR AT


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
ANY TIME THEREAFTER; OR (iv) CONSTITUTING PROPERTY LEASED TO A BORROWER UNDER A LEASE WHICH HAS EXPIRED OR BEEN TERMINATED IN A TRANSACTION PERMITTED UNDER THIS AGREEMENT. EXCEPT AS PROVIDED ABOVE, AGENT WILL NOT RELEASE ANY OF AGENT'S LIENS WITHOUT THE PRIOR WRITTEN AUTHORIZATION OF LENDERS; PROVIDED, THAT AGENT MAY, IN ITS DISCRETION, RELEASE AGENT'S LIENS ON COLLATERAL VALUED IN THE AGGREGATE NOT IN EXCESS OF $500,000 WITHOUT THE PRIOR WRITTEN AUTHORIZATION OF LENDERS. UPON REQUEST BY AGENT OR A BORROWER AT ANY TIME, LENDERS WILL CONFIRM IN WRITING AGENT'S AUTHORITY TO RELEASE ANY AGENT'S LIENS UPON PARTICULAR TYPES OR ITEMS OF COLLATERAL PURSUANT TO THIS SECTION 14.12.

UPON RECEIPT BY AGENT OF ANY AUTHORIZATION REQUIRED PURSUANT TO SECTION 14.12(a) FROM LENDERS OF AGENT'S AUTHORITY TO RELEASE ANY AGENT'S LIENS UPON PARTICULAR TYPES OR ITEMS OF COLLATERAL, AND UPON AT LEAST FIVE (5) BUSINESS DAYS' PRIOR WRITTEN REQUEST BY A BORROWER, AGENT SHALL (AND IS HEREBY IRREVOCABLY AUTHORIZED BY LENDERS TO) EXECUTE SUCH DOCUMENTS AS MAY BE NECESSARY TO EVIDENCE THE RELEASE OF AGENT'S LIENS UPON SUCH COLLATERAL; PROVIDED, HOWEVER, THAT (i) AGENT SHALL NOT BE REQUIRED TO EXECUTE ANY SUCH DOCUMENT ON TERMS WHICH, IN AGENT'S OPINION, WOULD EXPOSE AGENT TO LIABILITY OR CREATE ANY OBLIGATION OR ENTAIL ANY CONSEQUENCE OTHER THAN THE RELEASE OF SUCH LIENS WITHOUT RECOURSE OR WARRANTY, AND (ii) SUCH RELEASE SHALL NOT IN ANY MANNER DISCHARGE, AFFECT OR IMPAIR THE OBLIGATIONS OR ANY LIENS (OTHER THAN THOSE EXPRESSLY BEING RELEASED) UPON (OR OBLIGATIONS OF ANY BORROWER IN RESPECT OF) ALL INTERESTS RETAINED BY ANY BORROWER, INCLUDING (WITHOUT LIMITATION) THE PROCEEDS OF ANY SALE, ALL OF WHICH SHALL CONTINUE TO CONSTITUTE PART OF THE COLLATERAL.

AGENT SHALL HAVE NO OBLIGATION WHATSOEVER TO ANY OF LENDERS TO ASSURE THAT THE COLLATERAL EXISTS OR IS OWNED BY A BORROWER OR OTHER APPLICABLE LOAN PARTY OR IS CARED FOR, PROTECTED OR INSURED OR HAS BEEN ENCUMBERED, OR THAT AGENT'S LIENS HAVE BEEN PROPERLY OR SUFFICIENTLY OR LAWFULLY CREATED, PERFECTED, PROTECTED OR ENFORCED OR ARE ENTITLED TO ANY PARTICULAR PRIORITY, OR TO EXERCISE AT ALL OR IN ANY PARTICULAR MANNER OR UNDER ANY DUTY OF CARE, DISCLOSURE OR FIDELITY, OR TO CONTINUE EXERCISING, ANY OF THE RIGHTS, AUTHORITIES AND POWERS GRANTED OR AVAILABLE TO AGENT PURSUANT TO ANY OF THE LOAN DOCUMENTS, IT BEING UNDERSTOOD AND AGREED THAT IN RESPECT OF THE COLLATERAL, OR ANY ACT, OMISSION OR EVENT RELATED THERETO, AGENT MAY ACT IN ANY MANNER IT MAY DEEM APPROPRIATE, IN ITS SOLE DISCRETION GIVEN AGENT'S OWN INTEREST IN THE COLLATERAL IN ITS CAPACITY AS ONE OF LENDERS AND THAT AGENT SHALL HAVE NO OTHER DUTY OR LIABILITY WHATSOEVER TO ANY LENDER AS TO ANY OF THE FOREGOING.

RESTRICTIONS ON ACTIONS BY LENDERS; SHARING OF PAYMENTS.

EACH OF LENDERS AGREES THAT IT SHALL NOT, WITHOUT THE EXPRESS CONSENT OF MAJORITY LENDERS, AND THAT IT SHALL, TO THE EXTENT IT IS LAWFULLY ENTITLED TO DO SO, UPON THE REQUEST OF MAJORITY LENDERS, SET OFF AGAINST THE OBLIGATIONS, ANY AMOUNTS OWING BY SUCH LENDER TO ANY BORROWER OR ANY ACCOUNTS OF ANY BORROWER NOW OR HEREAFTER MAINTAINED WITH SUCH LENDER. EACH LENDER FURTHER AGREES THAT IT SHALL NOT, UNLESS SPECIFICALLY REQUESTED TO DO SO BY AGENT, TAKE OR CAUSE TO BE TAKEN ANY ACTION TO ENFORCE ITS RIGHTS UNDER THIS AGREEMENT OR AGAINST ANY BORROWER, INCLUDING, WITHOUT LIMITATION, THE COMMENCEMENT OF ANY LEGAL OR EQUITABLE PROCEEDINGS, TO FORECLOSE ANY LIEN ON, OR OTHERWISE ENFORCE ANY SECURITY INTEREST IN, ANY OF THE COLLATERAL.

IF AT ANY TIME OR TIMES ANY LENDER SHALL RECEIVE (i) BY PAYMENT, FORECLOSURE, SETOFF OR OTHERWISE, ANY PROCEEDS OF COLLATERAL OR ANY PAYMENTS WITH RESPECT TO THE OBLIGATIONS OF ANY BORROWER TO SUCH LENDER ARISING UNDER, OR RELATING TO, THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, EXCEPT FOR ANY SUCH PROCEEDS OR PAYMENTS RECEIVED BY SUCH LENDER FROM AGENT PURSUANT TO THE TERMS OF THIS AGREEMENT, OR (ii) PAYMENTS FROM AGENT IN EXCESS OF SUCH LENDER'S RATABLE PORTION OF ALL SUCH DISTRIBUTIONS BY AGENT, SUCH LENDER SHALL PROMPTLY (1) TURN THE SAME OVER TO AGENT, IN KIND, AND WITH SUCH ENDORSEMENTS AS MAY BE REQUIRED TO NEGOTIATE THE SAME TO AGENT, OR IN SAME DAY FUNDS, AS APPLICABLE, FOR THE ACCOUNT OF ALL OF LENDERS AND FOR APPLICATION TO THE OBLIGATIONS IN ACCORDANCE WITH THE APPLICABLE PROVISIONS OF THIS AGREEMENT, OR (2) PURCHASE, WITHOUT RECOURSE OR WARRANTY, AN UNDIVIDED INTEREST AND PARTICIPATION IN THE OBLIGATIONS OWED TO THE OTHER LENDERS SO THAT SUCH EXCESS PAYMENT RECEIVED SHALL BE APPLIED RATABLY AS AMONG LENDERS IN ACCORDANCE WITH THEIR PRO RATA SHARES; PROVIDED, HOWEVER, THAT IF ALL OR PART OF SUCH EXCESS PAYMENT RECEIVED BY THE PURCHASING PARTY IS THEREAFTER RECOVERED FROM IT, THOSE PURCHASES OF PARTICIPATIONS SHALL BE RESCINDED IN WHOLE OR IN PART, AS APPLICABLE, AND THE APPLICABLE PORTION OF THE PURCHASE PRICE PAID THEREFOR SHALL BE RETURNED TO SUCH PURCHASING PARTY, BUT WITHOUT INTEREST EXCEPT TO THE EXTENT THAT SUCH PURCHASING PARTY IS REQUIRED TO PAY INTEREST IN CONNECTION WITH THE RECOVERY OF THE EXCESS PAYMENT.

AGENCY FOR PERFECTION.
            Each Lender hereby appoints each other Lender as agent for the purpose of perfecting Lenders' security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Lender (other than Agent) obtain possession of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor shall deliver such Collateral to Agent or in accordance with Agent's instructions.


PAYMENTS BY AGENT TO LENDERS.
            All payments to be made by Agent to Lenders shall be made by bank wire transfer or internal transfer of immediately available funds to:

            If to ASB:       AmSouth Bank
                             Clearing Account No. 00110245-400100
                             Routing No. 062000019
                             Reference:  Southern Energy Homes

or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to Agent. Concurrently with each such payment, Agent shall identify whether such payment (or any portion thereof) represents principal, premium or interest on the Revolving Loans, Term Loans or otherwise.


CONCERNING THE COLLATERAL AND THE RELATED LOAN DOCUMENTS.
            Each Lender authorizes and directs Agent to enter into this Agreement and the other Loan Documents relating to the Collateral, for the ratable benefit of Agent and Lenders.


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
Each Lender agrees that any action taken by Agent or Majority Lenders, as applicable, in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral, and the exercise by Agent or Majority Lenders, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of Lenders.


FIELD AUDIT AND EXAMINATION REPORTS; DISCLAIMER BY LENDERS.
            By signing this Agreement, each Lender:


IS DEEMED TO HAVE REQUESTED THAT AGENT FURNISH SUCH LENDER, PROMPTLY AFTER IT BECOMES AVAILABLE, A COPY OF EACH FIELD AUDIT OR EXAMINATION REPORT (EACH A "REPORT" AND COLLECTIVELY, "REPORTS") PREPARED BY AGENT;

EXPRESSLY AGREES AND ACKNOWLEDGES THAT NONE OF ASB, ACC NOR AGENT (i) MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACCURACY OF ANY REPORT, OR (ii) SHALL BE LIABLE FOR ANY INFORMATION CONTAINED IN ANY REPORT;

EXPRESSLY AGREES AND ACKNOWLEDGES THAT THE REPORTS ARE NOT COMPREHENSIVE AUDITS OR EXAMINATIONS, THAT AGENT OR OTHER PARTY PERFORMING ANY AUDIT OR EXAMINATION WILL INSPECT ONLY SPECIFIC INFORMATION REGARDING BORROWERS AND WILL RELY SIGNIFICANTLY UPON BORROWERS' BOOKS AND RECORDS, AS WELL AS ON REPRESENTATIONS OF BORROWERS' PERSONNEL;

AGREES TO KEEP ALL REPORTS CONFIDENTIAL AND STRICTLY FOR ITS INTERNAL USE, AND NOT TO DISTRIBUTE OR USE ANY REPORT IN ANY OTHER MANNER; AND

WITHOUT LIMITING THE GENERALITY OF ANY OTHER INDEMNIFICATION PROVISION CONTAINED IN THIS AGREEMENT, AGREES: (i) TO HOLD AGENT AND ANY SUCH OTHER LENDER PREPARING A REPORT HARMLESS FROM ANY ACTION THE INDEMNIFYING LENDER MAY TAKE OR CONCLUSION THE INDEMNIFYING LENDER MAY REACH OR DRAW FROM ANY REPORT IN CONNECTION WITH ANY LOANS OR OTHER CREDIT ACCOMMODATIONS THAT THE INDEMNIFYING LENDER HAS MADE OR MAY MAKE TO ANY BORROWER, OR THE INDEMNIFYING LENDER'S PARTICIPATION IN, OR THE INDEMNIFYING LENDER'S PURCHASE OF, A LOAN OR LOANS OF ANY BORROWER; AND (ii) TO PAY AND PROTECT, AND INDEMNIFY, DEFEND AND HOLD AGENT AND ANY SUCH OTHER LENDER PREPARING A REPORT HARMLESS FROM AND AGAINST, THE CLAIMS, ACTIONS, PROCEEDINGS, DAMAGES, COSTS, EXPENSES AND OTHER AMOUNTS (INCLUDING, WITHOUT LIMITATION ATTORNEY COSTS) INCURRED BY AGENT AND ANY SUCH OTHER LENDER PREPARING A REPORT AS THE DIRECT OR INDIRECT RESULT OF ANY THIRD PARTIES WHO MIGHT OBTAIN ALL OR PART OF ANY REPORT THROUGH THE INDEMNIFYING LENDER.

RELATION AMONG LENDERS.
            Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of Agent) authorized to act for, any other Lender.

ADMINISTRATIVE AGENT.
            AmSouth Capital Corp. as the Administrative Agent, shall not have any right, power, obligation, liability, responsibility or duty under this Agreement. Without limiting the foregoing, AmSouth Capital Corp. as the Administrative Agent, shall not have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on AmSouth Capital Corp. in deciding to enter into this Agreement or in taking or not taking action hereunder.




MISCELLANEOUS

CUMULATIVE REMEDIES; NO PRIOR RECOURSE TO COLLATERAL.
            The enumeration herein of Agent's and each Lender's rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that Agent and Lenders may have under the UCC or other applicable law. Agent and Lenders shall have the right, in their sole discretion, to determine which rights and remedies are to be exercised and in which order. The exercise of one right or remedy shall not preclude the exercise of any others, all of which shall be cumulative. Agent and Lenders may, without limitation, proceed directly against any Borrower or any other Loan Party to collect the Obligations without any prior recourse to the Collateral. No failure to exercise and no delay in exercising, on the part of Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.


SEVERABILITY.
            The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.


GOVERNING LAW; CHOICE OF FORUM; SERVICE OF PROCESS.

THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED, THAT PERFECTION ISSUES WITH RESPECT TO
ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF NEW YORK;

PROVIDED, THAT AGENT AND LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF EACH BORROWER, AGENT AND LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF EACH BORROWER, AGENT AND LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) AGENT AND LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION AGENT OR LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO SUCH BORROWER AT ITS ADDRESS SET FORTH IN SECTION
15.8 (TOGETHER WITH A COPY TO BE DELIVERED BY AN OVERNIGHT COURIER SERVICE) AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

WAIVER OF JURY TRIAL.
            EACH OF EACH BORROWER, LENDER AND AGENT WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF

EACH BORROWER, LENDER AND AGENT EACH AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.


SURVIVAL OF REPRESENTATIONS AND WARRANTIES.
            All of each Borrower's representations and warranties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by Agent or Lenders or their respective agents.


OTHER SECURITY AND GUARANTIES.
            Agent, may, without notice or demand and without affecting any Borrower's obligations hereunder, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.


FEES AND EXPENSES.
            Each Borrower agrees to pay to Agent, for its benefit, on demand, all costs and expenses that Agent pays or incurs in connection with the negotiation, preparation, consummation, administration, syndication, enforcement, and termination of this Agreement, including, without limitation:
(a) Attorney Costs; (b) costs and expenses (including attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) costs and expenses of lien and title searches and title insurance and other due diligence; (d) taxes, fees and other charges for recording the Mortgages, filing financing statements and continuations, and other actions to perfect, protect, and continue Agent's Liens (including costs and expenses paid or incurred by Agent in connection with the consummation of this Agreement); (e) sums paid or incurred to pay any amount or take any action required of any Borrower under the Loan Documents that a Borrower fails to pay or take; (f) costs of appraisals, inspections, and verifications of the Collateral, including, without limitation, travel, lodging, and meals for inspections of the Collateral and Borrowers' operations by Agent plus Agent's then customary charge for field examinations and audits


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
and the preparation of reports thereof for each agent or employee of Agent with respect to each field examination or audit); (g) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining Payment Accounts and lock boxes; (h) costs and expenses of preserving and protecting the Collateral; and (i) costs and expenses (including attorneys' and paralegals' fees and disbursements which shall include the allocated cost of Agent's in-house counsel fees and disbursements) paid or incurred to obtain payment of the Obligations, enforce Agent's Liens, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against Agent or any Lender arising out of the transactions contemplated hereby (including without limitation, preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by any Borrower. All of the foregoing costs and expenses may, at the option of Agent in its sole discretion, be charged to a Borrower's Loan Account as Revolving Loans as described in Section 4.7.


NOTICES.
            Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service,
(b) four (4) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

If to Agent or ASB:     AmSouth Bank
                        c/o AmSouth Capital Corp.
                        350 Park Avenue, 20th Floor
                        New York, New York  10022
                        Attention:    Steve Mangiante
                        Telecopy No.: (212) 935-7458

with a copy to:         Goldberg, Kohn, Bell, Black, Rosenbloom & Moritz, Ltd.
                        55 East Monroe Street
                        Suite 3700
                        Chicago, Illinois 60603
                        Attention:    David M. Mason, Esq.
                        Telecopy No.: (312) 332-2196

If to any Borrower:     Southern Energy Homes, Inc.
                        144 Corporate Way
                        Addison, Alabama  35540
                        Attention: Keith Holdbrooks
                        Telecopy No.: (256) 747-7586

with a copy to:         Batchelor & Simpson
                        3284 Morgan Drive
                        Birmingham, Alabama 35216
                        Attention: Dan Batchelor
                        Telecopy No.: (205) 823-6011

or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Each Borrower agrees that notice to SEHI at the address and/or facsimile number specified above shall be effective as notice to all Borrowers for all purposes.


WAIVER OF NOTICES.
            Unless otherwise expressly provided herein, each Borrower, to the extent permitted by applicable law, waives presentment, protest and notice of demand or dishonor and protest as to any instrument, notice of intent to accelerate the Obligations and notice of acceleration of the Obligations, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on any Borrower which Agent or any Lender may elect to give shall entitle any Borrower to any or further notice or demand in the same, similar or other circumstances.


BINDING EFFECT.
            The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein may be assigned by any Borrower without prior written consent of Agent and each Lender. The rights and benefits of Agent and Lenders hereunder shall, if such Persons so agree, inure to any party acquiring any interest in the Obligations or any part thereof.


INDEMNITY OF AGENT AND LENDERS BY BORROWERS.
            Each Borrower agrees to defend, indemnify and hold Agent-Related Persons, each Lender and its affiliates and each of the foregoing Persons' respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of


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
any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any other Loan Document, any document contemplated by or referred to herein or therein, any of the transactions contemplated hereby or thereby, any acquisition or proposed acquisition or similar business combination by any Borrower, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Environmental Claim, insolvency proceeding or appellate proceeding) related to or arising out of this Agreement, any other Loan Document, the Loans, the use of the proceeds thereof or the actual or alleged presence of hazardous materials on any Real Estate, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that no Borrower shall have any obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.


LIMITATION OF LIABILITY.
            No claim may be made by any Borrower, any Lender or other Person against Agent, any Lender, or the affiliates, directors, officers, employees, or agents of any of them for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any other Loan Document, or any act, omission or event occurring in connection therewith, and each Borrower and each Lender hereby waive, release and agree not to sue upon any claim for such damages, whether or not accrued and whether or not known or suspected to exist in its favor and agree that the only liability therefor against Agent, any Lender or the affiliates, directors, officers, employees or agents of any of them shall be for direct damages determined in a final nonappealable judgment by a court of competent jurisdiction to have resulted from such Person's gross negligence or willful misconduct.


FINAL AGREEMENT.
            This Agreement and the other Loan Documents are intended by Borrowers, Agent and Lenders to be the final, complete, and exclusive expression of the agreement between them. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof. No modification, rescission, waiver, release, or amendment of any provision of this Agreement or any other Loan Document shall be made, except by a written agreement signed by Borrowers and a duly authorized officer of each of Agent and the requisite Lenders.


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
COUNTERPARTS.
            This Agreement may be executed in any number of counterparts, and by Agent, Administrative Agent, each Lender and each Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.


CAPTIONS.
            The captions contained in this Agreement are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.


RIGHT OF SETOFF.
            In addition to any rights and remedies of Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to any Borrower, any such notice being waived by each Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of any Borrower against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify Borrowers and Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE ANY RIGHT OF SET-OFF, BANKER'S LIEN, OR THE LIKE AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF ANY BORROWER HELD OR MAINTAINED BY SUCH LENDER WITHOUT THE PRIOR WRITTEN CONSENT OF MAJORITY LENDERS.


JOINT AND SEVERAL LIABILITY.
            Each Borrower shall be liable for all amounts due to the Agent and/or any Lender from any Borrower under this Agreement, regardless of which Borrower actually receives Loans or other extensions of credit hereunder or the amount of such Loans received or the manner in which the Agent and/or such Lender accounts for such Loans or other extensions of credit on its books and records (without limiting the foregoing, each Borrower shall be liable for the Loans made to each other Borrower). Each Borrower's Obligations with respect to Loans made to it, and each Borrower's Obligations arising as a result of the joint and several liability of such Borrower hereunder, with respect to Loans made to another Borrower hereunder, shall be separate and distinct obligations, but all such Obligations shall be primary obligations of such Borrower.

            Each Borrower's Obligations arising as a result of the joint and several liability of such Borrower hereunder with respect to Loans or other extensions of credit made to another Borrower hereunder shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity or enforceability, avoidance or subordination of the Obligations of any other Borrower or of any promissory note or other document evidencing all or any part of the Obligations of any other Borrower, (ii) the absence of any attempt to collect the Obligations from any other Borrower, any other guarantor, or any other security therefor, or the absence of any other action to enforce the same,
(iii) the waiver, consent, extension, forbearance or granting of any indulgence by the Agent and/or any Lender with respect to any provision of any instrument evidencing the Obligations of any other Borrower, or any part thereof, or any other agreement now or hereafter executed by any other Borrower and delivered to the Agent and/or any Lender, (iv) the failure by the Agent and/or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations of any other Borrower, (v) the Agent's and/or any Lender's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by any other Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the disallowance of all or any portion of the Agent's and/or any Lender's claim(s) for the repayment of the Obligations of any other Borrower under Section 502 of the Bankruptcy Code, or (viii) any other circumstances which might constitute a legal or equitable discharge or defense of a guarantor or of any other Borrower. With respect to each Borrower's Obligations arising as a result of the joint and several liability of such Borrower hereunder with respect to Loans or other extensions of credit made to any Borrower hereunder, such Borrower waives, until the Obligations shall have been paid in full and this Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which the Agent and/or any Lender now has or may hereafter have against any other Borrower, any endorser or any guarantor of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to the Agent and/or any Lender to secure payment of the Obligations or any other liability of any other Borrower to the Agent and/or any Lender.

            Each Borrower agrees if such Borrower's joint and several liability hereunder, or if any Liens securing such joint and several liability, would, but for the application of this sentence, be unenforceable under applicable law, such joint and several liability and each such Lien shall be valid and enforceable to the maximum extent that would not cause such joint and several liability or such Lien to be unenforceable under applicable law, and such joint and several liability and such Lien shall be deemed to have been automatically amended accordingly at all relevant times.

            Upon any Event of Default, the Agent may proceed directly and at once, without notice, against a Borrower to collect and recover the full amount, or any portion of the Obligations, without first proceeding against any other Borrower or any other Person, or against any security or collateral for the Obligations. Each Borrower consents and agrees that the Agent shall be under no obligation to marshal any assets in favor of such Borrower or against or in payment of any or all of the Obligations.

RELEASE.

IN CONSIDERATION OF THE AGREEMENTS OF ASB CONTAINED HEREIN AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, EACH BORROWER, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS, AND OTHER LEGAL REPRESENTATIVES, HEREBY ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY RELEASES, REMISES AND FOREVER DISCHARGES ASB AND ITS RESPECTIVE SUCCESSORS AND ASSIGNS, AND THEIR RESPECTIVE PRESENT AND FORMER SHAREHOLDERS, AFFILIATES, SUBSIDIARIES, DIVISIONS, PREDECESSORS, DIRECTORS, OFFICERS, ATTORNEYS, EMPLOYEES, AGENTS AND OTHER REPRESENTATIVES (ASB AND ALL SUCH OTHER PERSONS BEING HEREINAFTER REFERRED TO COLLECTIVELY AS THE "RELEASEES" AND INDIVIDUALLY AS A "RELEASEE"), OF AND FROM ALL DEMANDS, ACTIONS, CAUSES OF ACTION, SUITS, COVENANTS, CONTRACTS, CONTROVERSIES, AGREEMENTS, PROMISES, SUMS OF MONEY, ACCOUNTS, BILLS, RECKONINGS, DAMAGES AND ANY AND ALL OTHER CLAIMS, COUNTERCLAIMS, DEFENSES, RIGHTS OF SET-OFF, DEMANDS AND LIABILITIES WHATSOEVER (INDIVIDUALLY, A "CLAIM" AND COLLECTIVELY "CLAIMS") OF EVERY KIND AND NATURE, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, AT LAW OR IN EQUITY, WHICH SUCH BORROWER OR ANY OF ITS SUCCESSORS, ASSIGNS, OR OTHER LEGAL REPRESENTATIVES MAY NOW OR HEREAFTER OWN, HOLD, HAVE OR CLAIM TO HAVE AGAINST THE RELEASEES OR ANY OF THEM FOR, UPON, OR BY REASON OF ANY CIRCUMSTANCE, ACTION, CAUSE OR THING WHATSOEVER WHICH OCCURRED, AROSE OR EXISTS AT ANY TIME ON OR PRIOR TO THE DATE OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, FOR OR ON ACCOUNT OF, OR IN RELATION TO, OR IN ANY WAY IN CONNECTION WITH BORROWERS' PRIOR FINANCING ARRANGEMENTS WITH ASB, THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS OR TRANSACTIONS HEREUNDER OR THEREUNDER.

EACH BORROWER UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT THE RELEASE SET FORTH ABOVE MAY BE PLEADED AS A FULL AND COMPLETE DEFENSE AND MAY BE USED AS A BASIS FOR AN INJUNCTION AGAINST ANY ACTION, SUIT OR OTHER PROCEEDING WHICH MAY BE INSTITUTED, PROSECUTED OR ATTEMPTED IN BREACH OF THE PROVISIONS OF SUCH RELEASE.

EACH BORROWER AGREES THAT NO FACT, EVENT, CIRCUMSTANCE, EVIDENCE OR TRANSACTION WHICH COULD NOW BE ASSERTED OR WHICH MAY HEREAFTER BE DISCOVERED SHALL AFFECT IN ANY MANNER THE FINAL, ABSOLUTE AND UNCONDITIONAL NATURE OF THE RELEASE SET FORTH ABOVE.

COVENANT NOT TO SUE.
            Each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Borrower pursuant to
Section 15.18 above. If any Borrower or any of their respective successors, assigns or other legal representations violates the foregoing covenant, each Borrower, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.


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
            IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.


                                    "BORROWERS"

                                    SOUTHERN ENERGY HOMES, INC.


                                    By_____________________________________
                                       Title_______________________________

                                    AL/TEX HOMES, INC.


                                    By_____________________________________
                                       Title_______________________________

                                    WENCO FINANCE, INC.


                                    By_____________________________________
                                       Title_______________________________

                                    MH TRANSPORT, INC.


                                    By_____________________________________
                                       Title_______________________________

                                    SOUTHERN ENERGY HOMES RETAIL CORP.


                                    By_____________________________________
                                       Title_______________________________

                                    "AGENT"

                                    AMSOUTH BANK, as Agent


                                    By_____________________________________
                                       Title_______________________________

                                    "ADMINISTRATIVE AGENT"

                                    AMSOUTH CAPITAL CORP., as Administrative
                                      Agent


                                    By_____________________________________
                                       Title_______________________________


                                    "LENDERS"

                                    AMSOUTH BANK, as a Lender

Revolving Commitment:  $40,000,000
Term Loan Commitment:  $11,100,100

                                    By_____________________________________
                                       Title_______________________________


                                      128